UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – September 30, 2011

Item 1: Reports to Shareholders

Annual Report | September 30, 2011

Vanguard Asset Allocation Fund

> Vanguard Asset Allocation Fund returned about –1% for the fiscal year ended September 30, trailing the results of its composite benchmark and peer group.

> As Vanguard recently announced, the fund has modified its investment strategy and named new advisors.

> Upon approval from shareholders, the fund will merge into Vanguard Balanced Index Fund.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	57
About Your Fund’s Expenses.	58
Notice to Shareholders.	60
Glossary.	62

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard Asset Allocation Fund
Investor Shares	-1.35%
Admiral™ Shares	-1.25
Asset Allocation Composite Index	7.64
Flexible Portfolio Funds Average	-0.21

Asset Allocation Composite Index: Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index.
Flexible Portfolio Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$23.13	$22.50	$0.347	$0.000
Admiral Shares	51.93	50.53	0.818	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Asset Allocation Fund returned about –1% for the fiscal year ended September 30, 2011. The fund—which was invested heavily in stocks throughout the period—significantly lagged its more conservative benchmark, the Asset Allocation Composite Index, which returned better than 7% for the period. The fund trailed the average return for flexible portfolio funds by about 1 percentage point.

Before we take a closer look at the market environment and your fund’s positioning and performance for the period, I’d like to take this opportunity to discuss several important changes to your fund. We announced on September 30 that, after careful thought and consideration, we’ve modified the investment strategy and policies of the Asset Allocation Fund and named new advisors to the portfolio. Vanguard’s Quantitative Equity and Fixed Income Groups have assumed management responsibilities of the fund from Mellon Capital Management Corporation and will transition the fund’s holdings to a static allocation of 60% stocks and 40% bonds.

When the transition is complete, your fund’s allocation will mirror that of Vanguard Balanced Index Fund. We’d like to merge the Asset Allocation Fund into the Balanced Index Fund—on or around February 10, 2012—a move we believe can provide investors with competitive long-term results, with less risk and volatility. The fund’s static allocation of 60% stocks and 40% bonds can provide investors with the opportunity for long-term growth. At the same time, during volatile times in the equity market, the fund’s bond portion can provide a cushion from stocks’ decline.

The merger, which must first be approved by you, the fund’s shareholders, will also bring a modest decline in expenses. The Investor Shares and Admiral Shares of the Balanced Index Fund feature expense ratios of 0.26% and 0.12%, respectively, compared with expense ratios of 0.27% and 0.19% for the corresponding share classes of the Asset Allocation Fund.

Please note that the Asset Allocation Fund has been closed to new investors, in anticipation of the fund’s merger with the Balanced Index Fund.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness offset its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond pricesretreated, consistent with investor optimism about economic growth.

Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Asset Allocation Fund	0.27%	0.19%	1.40%

The fund expense ratios shown are from the prospectus dated January 28, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratios were 0.29% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Flexible Portfolio Funds.

Missed opportunities in bonds hindered fund’s performance
Vanguard Asset Allocation Fund’s former advisor, Mellon Capital Management, used a computer-model-based quantitative strategy to allocate assets. Depending on what the computer models showed, the advisor would periodically adjust the amounts invested in U.S. stocks, as represented by the S&P 500 Index; long-term U.S. Treasury bonds, as represented by the Barclays Capital U.S. Long Treasury Bond Index; and money market instruments.

During the 12-month period covered in this report, the advisor shifted the allocation three times, so that the fund’s stock portion ranged from 80% to 100%. At the start of the fiscal year, the fund had an allocation of 80% stocks and 20% bonds, which it maintained until mid-March, when the advisor shifted the allocation to 90% stocks and 10% bonds. In May, the advisor moved the fund’s allocation to 100% stocks, before transitioning the fund back to 90% stocks and 10% bonds in mid-August. At the end of the period, with the change in investment strategy, Vanguard shifted the fund’s allocation to a mix of 62% stocks, 32% bonds, and 6% cash reserves.

The most recent fiscal year, as I noted earlier, was a volatile one in the financial markets. Stocks soared during the first half of the period, but fell during the second half, losing most of their earlier gains. Despite a less-than-stellar start, bonds outperformed equities, as investors

Total Returns
Ten Years Ended September 30, 2011

Average
Annual Return
Asset Allocation Fund Investor Shares	2.96%
Asset Allocation Composite Index	5.73
Flexible Portfolio Funds Average	3.55

Asset Allocation Composite Index: Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index.
Flexible Portfolio Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

sought safety in less risky assets, particularly Treasuries, later in the period. In this environment, the S&P 500 Index returned 1.14%, while the Barclays Capital U.S. Long Treasury Bond Index returned 17.14%.

The fund’s heavy exposure to equities during this tumultuous time in the stock market weighed on performance, and the fund significantly lagged its benchmark. The index, which maintains a static allocation of 65% U.S. stocks and 35% long-term Treasury bonds, received a boost from the bond market’s rally in the second half of the period. The fund missed out on much of the bond market’s returns, because of its small, and sometimes nonexistent, fixed income allocation.

Fund’s long-term results were hurt by an overexposure to stocks
For the ten-year period ended September 30, the Investor Shares of Vanguard Asset Allocation Fund had an average annual return of 2.96%. The fund’s long-term performance trailed that of its composite benchmark (5.73%) and peer group (3.55%).

Stocks significantly underperformed Treasury bonds over the past decade, as illustrated by the returns of the S&P 500 Index (2.82%) and the Barclays U.S. Long Treasury Bond Index (8.53%). The Asset Allocation Fund’s heavy exposure to equities during much of the period

Portfolio Allocation Changes

Starting Allocation Date	Stocks	Bonds	Cash
September 30, 2010	80%	20%	0%
March 16, 2011	90	10	0
May 20, 2011	100	0	0
August 17, 2011	90	10	0
September 30, 2011	62	32	6
Investments may reflect holdings of stocks, bonds, cash, and stock and bond futures contracts.

explains, in large part, why the portfolio has trailed its more conservative benchmark over the long term.

We believe that merging your fund into Vanguard Balanced Index Fund will provide you with a level of stability that’s more commonly expected from a balanced fund. And we’re confident that the fund’s advisors, Vanguard Quantitative Equity Group and Vanguard Fixed Income Group, will continue to demonstrate excellence in their execution of the stock and bond indexing mandates for the Balanced Index Fund.

I’d like to take a moment to thank Mellon Capital Management, which has served as the sole advisor to the Asset Allocation Fund since the fund’s inception in 1988. The entire Mellon team has earned our sincere gratitude for its dedication, commitment, and service to Vanguard’s shareholders for the past 23 years.

A balanced approach is valuable in any market
The past few months have been a difficult time for investors. The increased volatility has reminded us, once again, that the financial markets are unpredictable—we can never be sure what tomorrow will bring. So instead of wasting time and energy worrying about something you can’t control, we recommend that you focus on the mix of stocks and bonds that’s right for you over the long term.

By holding a well-balanced portfolio of stocks and bonds that suits your goals and risk tolerance, you can help protect your assets from the market’s ups and downs. During volatile times in the stock market, the bond portion of a well-balanced portfolio can provide a cushion against stocks’ decline. And when stocks outperform, your portfolio is positioned to benefit. Vanguard Balanced Index Fund is designed to provide investors with a sensible, stable mix of both types of assets in one fund.

If the merger is approved, we believe you’ll find that the Balanced Index Fund can play a key role in your portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2011

Asset Allocation Fund

Fund Profile
As of September 30, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VAAPX		VAARX
Expense Ratio[1]	0.27%		0.19%

Equity Characteristics
			DJ
			U.S. Total
	S&P 500		Market
	Fund	Index	Index
Number of Stocks	2,953	500	3,717
Median Market Cap $29.6B		$45.5B	$28.7B
Price/Earnings Ratio	13.4x	12.9x	13.6x
Price/Book Ratio	1.9x	1.9x	1.9x
Return on Equity	19.1%	20.3%	19.1%
Earnings Growth Rate	7.3%	7.4%	7.3%
Dividend Yield	2.3%	2.4%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	38%	—	—
Short-Term Reserves	6.2%	—	—

Fixed Income Characteristics
	Barclays
		Long	Barclays
	Treasury		Aggregate
	Fund	Index	Bond Index
Number of Bonds	22	36	7,844
Average Coupon	1.2%	4.9%	4.1%
Average Duration	4.9 years	15.9 years	5.0 years
Average Effective
Maturity	7.2 years	24.0 years	7.2 years

Total Fund Volatility Measures
	Asset	DJ
	Allocation	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.89	0.95
Beta	1.27	0.81
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Apple Inc.	Computer
	Hardware	2.9%
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.8
International Business	IT Consulting &
Machines Corp.	Other Services	1.7
Chevron Corp.	Integrated Oil &
	Gas	1.5
Microsoft Corp.	Systems Software	1.5
Johnson & Johnson	Pharmaceuticals	1.4
Procter & Gamble Co.	Household
	Products	1.4
AT&T Inc.	Integrated
	Telecommunication
	Services	1.3
General Electric Co.	Industrial
	Conglomerates	1.3
Coca-Cola Co.	Soft Drinks	1.2
Top Ten		17.0%
Top Ten as % of Total Net Assets		10.5%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 28, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratios were 0.29% for Investor Shares and 0.21% for Admiral Shares.

Asset Allocation Fund

Sector Diversification (% of equity exposure)
			DJ
		U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	11.5%	10.6%	12.2%
Consumer Staples	10.4	11.8	11.0
Energy	10.8	11.6	10.3
Financials	14.4	13.6	14.3
Health Care	12.2	12.1	11.7
Industrials	10.6	10.3	10.6
Information
Technology	19.2	19.4	19.4
Materials	3.8	3.3	4.0
Telecommunication
Services	3.0	3.3	2.8
Utilities	4.1	4.0	3.7

Sector Diversification (% of fixed income portfolio)

Government Mortgage-Backed			13.9%
Treasury/Agency			86.1
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Equity Investment Focus

Fixed Income Investment Focus

Asset Allocation Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2001, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Asset Allocation Fund Investor Shares	-1.35%	-1.84%	2.96%	$13,388
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	14,709
Barclays Capital U.S. Aggregate Bond
Index	5.26	6.53	5.66	17,349
Asset Allocation Composite Index	7.64	4.16	5.73	17,463
Flexible Portfolio Funds Average	-0.21	0.45	3.55	14,173

Asset Allocation Composite Index: Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index.

Flexible Portfolio Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Asset Allocation Fund

		Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Asset Allocation Fund Admiral
Shares	-1.25%	-1.74%	3.07%	$67,641
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	73,544
Barclays Capital U.S. Aggregate
Bond Index	5.26	6.53	5.66	86,745
Asset Allocation Composite Index	7.64	4.16	5.73	87,313

Fiscal-Year Total Returns (%): September 30, 2001, Through September 30, 2011

Asset Allocation Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (61.1%)[1]
Consumer Discretionary (7.1%)
	McDonald’s Corp.	406,228	35,675
*	Amazon.com Inc.	145,495	31,460
	Comcast Corp. Class A	1,110,993	23,220
	Walt Disney Co.	726,894	21,923
	Home Depot Inc.	636,266	20,914
*	Ford Motor Co.	1,442,301	13,947
	News Corp. Class A	888,583	13,746
*	DIRECTVClass A	306,888	12,966
	Target Corp.	258,033	12,654
	Time Warner Inc.	418,359	12,538
	NIKE Inc. Class B	144,734	12,376
	Starbucks Corp.	293,559	10,947
	Lowe’s Cos. Inc.	507,905	9,823
	Yum! Brands Inc.	182,434	9,010
*	priceline.com Inc.	19,456	8,745
	TJX Cos. Inc.	151,010	8,377
	Viacom Inc. Class B	215,466	8,347
	Time Warner Cable Inc.	132,444	8,300
	Johnson Controls Inc.	271,342	7,155
	Coach Inc.	119,002	6,168
*	General Motors Co.	289,213	5,836
*	Bed Bath & Beyond Inc.	100,979	5,787
	Carnival Corp.	183,425	5,558
	Kohl’s Corp.	111,383	5,469
	CBSCorp. Class B	255,867	5,215
*	Las Vegas Sands Corp.	135,078	5,179
	McGraw-Hill Cos. Inc.	119,682	4,907
	Macy’s Inc.	167,313	4,404
	VF Corp.	34,668	4,213
	Limited Brands Inc.	105,569	4,065
	Omnicom Group Inc.	110,354	4,065
*	ChipotleMexican Grill Inc.
	Class A	12,551	3,802
	Staples Inc.	280,703	3,733
	Wynn Resorts Ltd.	31,811	3,661
	Ross Stores Inc.	46,357	3,648
*	O’ReillyAutomotive Inc.	54,710	3,645
	Mattel Inc.	136,477	3,533

			Market
			Value
		Shares	($000)
*	Dollar Tree Inc.	45,502	3,418
*	AutoZone Inc.	10,580	3,377
	Harley-Davidson Inc.	95,272	3,271
	Ralph Lauren Corp. Class A	25,103	3,256
	Genuine Parts Co.	63,510	3,226
	Nordstrom Inc.	70,177	3,206
*	Liberty Interactive Corp.
	Class A	212,514	3,139
	Marriott International Inc.
	Class A	114,267	3,113
	Fortune Brands Inc.	57,083	3,087
	Best Buy Co. Inc.	131,018	3,053
	Starwood Hotels &
	Resorts Worldwide Inc.	78,210	3,036
	Tiffany & Co.	47,910	2,914
	Virgin Media Inc.	112,244	2,733
*	Discovery Communications
	Inc. Class A	69,002	2,596
	Gap Inc.	159,477	2,590
	Family Dollar Stores Inc.	49,728	2,529
*	BorgWarner Inc.	40,833	2,472
	Darden Restaurants Inc.	55,490	2,372
*	Netflix Inc.	19,760	2,236
	Abercrombie & Fitch Co.	35,371	2,177
*	CarMax Inc.	90,666	2,162
*	Sirius XM Radio Inc.	1,385,322	2,092
	ExpediaInc.	80,119	2,063
*	Apollo Group Inc. Class A	51,625	2,045
*	Dollar General Corp.	52,228	1,972
*	DISHNetwork Corp.
	Class A	76,322	1,913
	Wyndham Worldwide Corp.	66,974	1,909
*	Lululemon Athletica Inc.	37,343	1,817
	PetSmart Inc.	41,994	1,791
*	Discovery
	Communications Inc.	49,929	1,755
	International Game
	Technology	120,057	1,744
	JC Penney Co. Inc.	64,626	1,731
	Lear Corp.	39,204	1,682

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Tractor Supply Co.	26,870	1,681
	Advance Auto Parts Inc.	28,377	1,649
	H&RBlock Inc.	122,832	1,635
*	Liberty Media Corp.—
	Liberty Capital Class A	24,711	1,634
	Hasbro Inc.	49,699	1,621
*	Fossil Inc.	19,975	1,619
	Autoliv Inc.	33,107	1,606
*	Liberty Global Inc. Class A	43,922	1,589
	Whirlpool Corp.	29,953	1,495
	Interpublic Group of
	Cos. Inc.	197,272	1,420
*	Liberty Global Inc.	40,960	1,418
	Cablevision Systems Corp.
	Class A	87,441	1,375
	Garmin Ltd.	43,232	1,373
*	Deckers Outdoor Corp.	14,718	1,373
	Newell Rubbermaid Inc.	115,029	1,365
	Scripps Networks
	Interactive Inc. Class A	36,727	1,365
*	Tempur-Pedic
	International Inc.	25,362	1,334
*	GameStop Corp. Class A	57,433	1,327
	PVH Corp.	22,412	1,305
*	TRW Automotive
	Holdings Corp.	39,622	1,297
	Gentex Corp.	53,881	1,296
*	NVR Inc.	2,070	1,250
	Tupperware Brands Corp.	23,184	1,246
*	LKQ Corp.	51,556	1,246
*	Dick’s Sporting Goods Inc.	35,409	1,185
*	MGM Resorts International	127,153	1,181
*	Liberty Media Corp.—
	Liberty Starz Class A	18,258	1,160
	Leggett & Platt Inc.	58,416	1,156
	Foot Locker Inc.	57,183	1,149
*	Panera Bread Co. Class A	10,964	1,140
*	Urban Outfitters Inc.	50,842	1,135
	Royal Caribbean Cruises Ltd.	52,301	1,132
*	Signet Jewelers Ltd.	32,084	1,084
	Williams-Sonoma Inc.	35,066	1,080
*	Ulta Salon Cosmetics &
	Fragrance Inc.	17,032	1,060
*	Big Lots Inc.	30,137	1,050
	DR Horton Inc.	113,645	1,027
*	Goodyear Tire & Rubber Co.	98,629	995
*	Sears Holdings Corp.	16,950	975
	DeVry Inc.	26,139	966
*	Mohawk Industries Inc.	21,780	935
*	Under Armour Inc. Class A	14,039	932
	Polaris Industries Inc.	18,604	930
	Jarden Corp.	32,619	922
	Gannett Co. Inc.	96,199	917
*	Hanesbrands Inc.	35,798	895
*	Penn National Gaming Inc.	25,122	836

			Market
			Value
		Shares	($000)
*	Toll Brothers Inc.	56,047	809
	Harman International
	Industries Inc.	28,200	806
	Service Corp. International	87,175	798
	John Wiley & Sons Inc.
	Class A	17,327	770
*	Crocs Inc.	32,506	769
	American Eagle
	Outfitters Inc.	65,512	768
*	Warnaco Group Inc.	16,338	753
	Chico’sFAS Inc.	65,764	752
	Weight Watchers
	International Inc.	12,201	711
	Aaron’s Inc.	28,114	710
	Sotheby’s	25,153	693
	Guess? Inc.	24,171	689
	Brinker International Inc.	32,676	684
	Washington Post Co.
	Class B	2,073	678
	Lennar Corp. Class A	49,967	677
*	Ascena Retail Group Inc.	24,535	664
	Rent-A-Center Inc.	23,812	654
*	Carter’s Inc.	21,385	653
*	Sally Beauty Holdings Inc.	37,876	629
*	AMCNetworks Inc. Class A	19,588	626
*	AutoNation Inc.	18,652	611
	Wolverine World Wide Inc.	18,345	610
*	Tenneco Inc.	23,566	604
	Cinemark Holdings Inc.	31,767	600
	Dillard’s Inc. Class A	13,747	598
	Wendy’s Co.	125,834	578
*	Dana Holding Corp.	54,482	572
*	HyattHotels Corp. Class A	17,479	548
*	Pulte Group Inc.	134,365	531
*	Domino’s Pizza Inc.	19,369	528
	Morningstar Inc.	9,294	525
*	Life Time Fitness Inc.	14,168	522
*	CheesecakeFactory Inc.	20,928	516
	Vail Resorts Inc.	13,592	514
*	HSN Inc.	15,446	512
*	Madison Square Garden Co.
	Class A	21,939	500
	Men’s Wearhouse Inc.	18,579	485
	Pool Corp.	18,421	482
*	JOS A Bank Clothiers Inc.	10,309	481
*	DreamWorks Animation
	SKG Inc. Class A	25,901	471
*	ANNInc.	20,494	468
*	ShutterflyInc.	11,243	463
	RadioShack Corp.	39,431	458
	DSW Inc. Class A	9,900	457
*	Tesla Motors Inc.	18,733	457
*	Iconix Brand Group Inc.	28,729	454
*	ChildrensPlace Retail
	Stores Inc.	9,747	454

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Genesco Inc.	8,757	451
*	Steven Madden Ltd.	14,939	450
*	Coinstar Inc.	11,237	449
	Brunswick Corp.	31,795	446
*	Bally Technologies Inc.	16,466	444
	Six Flags Entertainment Corp.	15,856	440
	Hillenbrand Inc.	23,218	427
*	Live Nation
	Entertainment Inc.	52,930	424
*	Lamar Advertising Co.
	Class A	24,574	418
*	BJ’s Restaurants Inc.	9,362	413
*	Buffalo Wild Wings Inc.	6,881	411
	ExpressInc.	20,234	411
	Buckle Inc.	10,653	410
	Finish Line Inc. Class A	19,956	399
*	ITT Educational Services Inc.	6,903	397
*	Pier 1 Imports Inc.	40,205	393
	Regal Entertainment Group
	Class A	32,492	381
	Thor Industries Inc.	17,167	380
	Strayer Education Inc.	4,935	378
*	Career Education Corp.	28,918	377
*	WMS Industries Inc.	21,228	373
*	Saks Inc.	42,415	371
	ChoiceHotels
	International Inc.	12,198	363
	Monro Muffler Brake Inc.	10,927	360
*	Vitamin Shoppe Inc.	9,608	360
*	Hibbett Sports Inc.	10,500	356
	Cracker Barrel Old Country
	Store Inc.	8,878	356
*	Aeropostale Inc.	32,843	355
	Bob Evans Farms Inc.	12,300	351
*	Valassis Communications Inc.	18,481	346
*	99 Cents Only Stores	18,725	345
*	Jack in the Box Inc.	17,211	343
	Matthews International Corp.
	Class A	11,089	341
	Arbitron Inc.	10,249	339
*	Cabela’s Inc.	16,452	337
	Texas Roadhouse Inc.
	Class A	24,470	323
	Group 1 Automotive Inc.	8,983	319
	Meredith Corp.	13,981	317
	Jones Group Inc.	33,076	305
*	Orient-Express Hotels Ltd.
	Class A	44,061	304
	Regis Corp.	20,639	291
*	Collective Brands Inc.	21,550	279
*	New York Times Co. Class A	45,694	265
*	Gaylord Entertainment Co.	13,485	261
	National CineMedia Inc.	17,712	257
	American Greetings Corp.
	Class A	13,783	255

			Market
			Value
		Shares	($000)
	Scholastic Corp.	8,836	248
*	Papa John’s
	International Inc.	8,058	245
*	OfficeDepot Inc.	112,551	232
*	Pinnacle Entertainment Inc.	25,399	231
*	Helen of Troy Ltd.	9,167	230
	Penske Automotive
	Group Inc.	14,194	227
	CEC Entertainment Inc.	7,832	223
*	DineEquity Inc.	5,730	221
	Cooper Tire & Rubber Co.	20,103	219
	Sturm Ruger & Co. Inc.	8,410	218
	International Speedway Corp.
	Class A	9,531	218
*	ShuffleMaster Inc.	25,737	216
	MDC Holdings Inc.	12,753	216
*	Peet’s Coffee & Tea Inc.	3,869	215
*	SkechersU.S.A. Inc. Class A	15,303	215
*	American Public
	Education Inc.	6,284	214
*	Select Comfort Corp.	15,183	212
*	True Religion Apparel Inc.	7,822	211
	PF Chang’s China Bistro Inc.	7,689	209
*	Interval Leisure Group Inc.	15,674	209
*	Scientific Games Corp.
	Class A	29,013	207
*	Grand Canyon Education Inc.	12,470	201
	Stewart Enterprises Inc.
	Class A	33,785	201
*	Vera Bradley Inc.	5,444	196
*	Wet Seal Inc. Class A	43,599	195
	Cato Corp. Class A	8,648	195
*	K12 Inc.	7,619	194
*	Ruby Tuesday Inc.	27,082	194
*	Dunkin’ Brands Group Inc.	6,949	192
*	Liz Claiborne Inc.	36,690	183
*	Krispy Kreme Doughnuts Inc.	26,677	182
*	La-Z-Boy Inc.	24,234	180
*	iRobot Corp.	7,130	179
	Stage Stores Inc.	12,821	178
*	Sonic Corp.	25,129	178
*	Blue Nile Inc.	5,032	178
	PEP Boys—
	Manny Moe & Jack	17,698	175
	Jakks Pacific Inc.	9,138	173
*	Quiksilver Inc.	56,548	172
*	Knology Inc.	13,164	171
*	Maidenform Brands Inc.	7,260	170
	Ethan Allen Interiors Inc.	12,316	168
	Superior Industries
	International Inc.	10,812	167
	Columbia Sportswear Co.	3,595	167
*	Lions Gate
	Entertainment Corp.	24,152	167
	Ameristar Casinos Inc.	10,084	162

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	RylandGroup Inc.	14,970	159
	KBHome	26,775	157
	OxfordIndustries Inc.	4,510	155
	Belo Corp. Class A	31,604	155
*	Steiner Leisure Ltd.	3,741	152
	Fred’s Inc. Class A	14,305	152
	HOT Topic Inc.	19,938	152
*	Ascent Capital Group Inc.
	Class A	3,844	151
*	Biglari Holdings Inc.	502	149
	Barnes & Noble Inc.	12,563	149
*	American Axle &
	Manufacturing
	Holdings Inc.	19,396	148
*	CharmingShoppes Inc.	56,833	148
*	Modine Manufacturing Co.	16,144	146
*	Capella Education Co.	5,042	143
*	Standard Pacific Corp.	57,394	142
	Sonic Automotive Inc.
	Class A	12,756	138
	Drew Industries Inc.	6,862	137
*	Asbury Automotive
	Group Inc.	8,206	135
	Sinclair Broadcast Group Inc.
	Class A	18,852	135
*	Amerigon Inc.	10,590	135
*	OfficeMaxInc.	27,765	135
*	Meritage Homes Corp.	8,871	134
*	Dorman Products Inc.	3,958	131
*	ExideTechnologies	31,220	125
	Harte-Hanks Inc.	14,341	122
*	Zumiez Inc.	6,917	121
	Callaway Golf Co.	22,625	117
*	Universal Technical
	Institute Inc.	8,338	113
*	Red Robin Gourmet
	Burgers Inc.	4,657	112
	Blyth Inc.	1,951	108
*	Universal Electronics Inc.	6,202	102
*	Boyd Gaming Corp.	20,520	101
*	G-III Apparel Group Ltd.	4,362	100
	Brown Shoe Co. Inc.	13,806	98
	ChurchillDowns Inc.	2,414	94
*	Clear Channel Outdoor
	Holdings Inc. Class A	10,050	94
*	Lumber Liquidators
	Holdings Inc.	6,210	94
*	Bridgepoint Education Inc.	5,322	93
*	Education Management Corp.	6,172	92
*	Rue21 Inc.	3,973	90
*	Federal-Mogul Corp.	6,067	89
*	Eastman Kodak Co.	113,651	89
	Lithia Motors Inc. Class A	6,136	88
	Nutrisystem Inc.	7,255	88
	Marcus Corp.	8,797	88

			Market
			Value
		Shares	($000)
*	SystemaxInc.	6,728	86
*	Perry Ellis International Inc.	4,515	85
*	Bravo Brio Restaurant
	Group Inc.	5,069	84
	Lennar Corp. Class B	7,749	79
*	Fuel Systems Solutions Inc.	4,023	77
*	America’s Car-Mart Inc.	2,659	77
	World Wrestling
	Entertainment Inc. Class A	8,428	75
	Stein Mart Inc.	11,968	75
	Standard Motor Products Inc.	5,681	74
*	hhgregg Inc.	7,541	74
*	Citi Trends Inc.	6,136	72
*	Zagg Inc.	7,255	72
*	Conn’s Inc.	9,398	67
*	West Marine Inc.	8,600	66
*	Rentrak Corp.	5,175	65
*	Winnebago Industries Inc.	9,124	63
*	Denny’s Corp.	18,928	63
	Movado Group Inc.	5,003	61
*	Arctic Cat Inc.	4,140	60
*	Caribou Coffee Co. Inc.	5,074	60
	Christopher& Banks Corp.	16,487	58
*	ShoeCarnival Inc.	2,440	58
	Destination Maternity Corp.	4,453	57
*	Entercom Communications
	Corp. Class A	10,715	56
	Speedway Motorsports Inc.	4,646	56
*	Cavco Industries Inc.	1,555	54
	Lincoln Educational
	Services Corp.	6,390	52
*	Leapfrog Enterprises Inc.	14,771	50
*	Midas Inc.	6,043	50
*	AFC Enterprises Inc.	3,964	47
	PetMed Express Inc.	5,142	46
	Bebe Stores Inc.	6,838	46
*	Core-Mark Holding Co. Inc.	1,492	46
*	EWScripps Co. Class A	6,502	45
*	Talbots Inc.	16,544	45
*	Casual Male Retail Group Inc.	11,565	43
*	Kirkland’s Inc.	4,731	43
*	Body Central Corp.	2,218	40
	Haverty Furniture Cos. Inc.	3,973	40
	Weyco Group Inc.	1,700	38
*	Libbey Inc.	3,561	38
*	Pacific Sunwear of
	California Inc.	30,346	36
*	Corinthian Colleges Inc.	23,307	36
	CherokeeInc.	2,751	35
	Collectors Universe	2,384	35
*	Hovnanian Enterprises Inc.
	Class A	28,592	35
*	Cambium Learning
	Group Inc.	10,952	33
*	Coldwater Creek Inc.	25,888	32

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Cumulus Media Inc. Class A	11,333	32
*	Fisher Communications Inc.	1,436	32
*	Isle of Capri Casinos Inc.	6,621	32
*	Zale Corp.	11,014	31
*	Smith & Wesson
	Holding Corp.	12,363	31
*	Saga Communications Inc.
	Class A	1,032	30
*	Unifi Inc.	3,705	30
	Big 5 Sporting Goods Corp.	4,888	30
*	Steinway Musical
	Instruments Inc.	1,368	29
*	Nexstar Broadcasting
	Group Inc. Class A	4,304	28
*	MarineMax Inc.	4,214	27
*	Overstock.com Inc.	2,830	26
*	Furniture Brands
	International Inc.	12,691	26
*	K-Swiss Inc. Class A	6,027	26
*	Beazer Homes USA Inc.	16,872	25
*	Multimedia Games
	Holding Co. Inc.	6,284	25
	Mac-Gray Corp.	1,959	25
	Spartan Motors Inc.	5,940	25
	Ambassadors Group Inc.	3,932	23
*	1-800-Flowers.com Inc.
	Class A	9,655	22
	Carriage Services Inc.
	Class A	3,690	22
*	Journal Communications Inc.
	Class A	7,164	21
*	Ruth’s Hospitality Group Inc.	4,905	21
*	Valuevision Media Inc. Class A	8,827	21
*	Carrols Restaurant Group Inc.	2,200	20
	Lifetime Brands Inc.	1,962	19
*	Morgans Hotel Group Co.	3,157	19
*	Stoneridge Inc.	3,274	17
*	dELiA*s Inc.	12,129	16
*	McClatchy Co. Class A	11,866	16
*	American Apparel Inc.	19,955	16
*	Learning Tree International Inc.	2,100	15
*	Orbitz Worldwide Inc.	7,053	15
*	McCormick & Schmick’s
	Seafood Restaurants Inc.	2,114	15
*	Monarch Casino & Resort Inc.	1,478	14
*	Martha Stewart Living
	Omnimedia Class A	4,532	14
*	Entravision Communications
	Corp. Class A	13,698	14
*	Kenneth Cole Productions
	Inc. Class A	1,294	14
*	Sealy Corp.	9,350	14
*	Tuesday Morning Corp.	3,848	14
*	Motorcar Parts of America Inc.	1,626	13
*	Carmike Cinemas Inc.	1,922	13

			Market
			Value
		Shares	($000)
*	Cost Plus Inc.	2,003	13
*	Audiovox Corp. Class A	2,129	12
*	Town Sports International
	Holdings Inc.	1,553	11
*	Cosi Inc.	15,624	11
*	Lee Enterprises Inc.	14,411	11
	Books-A-Million Inc.	4,805	11
*	Morton’s Restaurant
	Group Inc.	2,200	10
*	Geeknet Inc.	502	10
*	Great Wolf Resorts Inc.	3,800	10
*	Culp Inc.	1,106	9
*	Jamba Inc.	6,880	9
	Flexsteel Industries	592	9
*	New York & Co. Inc.	2,755	9
*	TravelCenters of America LLC	2,457	9
*	LodgeNet Interactive Corp.	4,879	8
*	O’CharleysInc. (Foreign)	1,364	8
	Bon-Ton Stores Inc.	1,626	8
	Gaiam Inc. Class A	2,263	8
*	Benihana Inc. Class A	843	7
	AH Belo Corp. Class A	1,610	7
*	M/I Homes Inc.	1,109	7
*	Nautilus Inc.	3,851	6
*	Quantum Fuel Systems
	Technologies Worldwide Inc.	2,288	6
	National American
	University Holdings Inc.	793	6
*	Vitacost.com Inc.	1,183	6
*	Radio One Inc.	4,144	5
	Outdoor Channel Holdings Inc.	813	5
*	SuperMedia Inc.	2,947	5
*	LIN TV Corp. Class A	2,025	4
*	Kid Brands Inc.	1,655	4
*	Empire Resorts Inc.	5,500	4
	Bassett Furniture
	Industries Inc.	600	4
*	Rocky Brands Inc.	402	4
*	Emerson Radio Corp.	2,600	4
*	Harris Interactive Inc.	6,850	3
*	Gray Television Inc.	1,920	3
*	Lakes Entertainment Inc.	1,000	2
	CPICorp.	366	2
	SkylineCorp.	229	2
*	Radio One Inc. Class A	1,550	2
*	Build-A-Bear Workshop Inc.	344	2
	CSS Industries Inc.	74	1
	Escalade Inc.	200	1
*	Premier Exhibitions Inc.	500	1
*	Stanley Furniture Co. Inc.	300	1
*	Famous Dave’s Of
	America Inc.	100	1
*	Dover Motorsports Inc.	700	1
*	Navarre Corp.	400	1
	ShilohIndustries Inc.	69	1

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Hooker Furniture Corp.	59	1
*	Media General Inc. Class A	265	1
*	Cache Inc.	100	—
	Dover Downs Gaming &
	Entertainment Inc.	200	—
*	Reading International Inc.
	Class A	59	—
			569,511
Consumer Staples (6.4%)
	Procter & Gamble Co.	1,091,871	68,984
	Coca-Cola Co.	871,387	58,871
	Philip Morris
	International Inc.	703,132	43,861
	PepsiCo Inc.	621,480	38,470
	Wal-Mart Stores Inc.	740,168	38,415
	Kraft Foods Inc.	676,069	22,702
	Altria Group Inc.	819,907	21,982
	CVS Caremark Corp.	550,304	18,479
	Colgate-Palmolive Co.	195,608	17,346
	Costco Wholesale Corp.	175,230	14,390
	Walgreen Co.	359,062	11,810
	Kimberly-Clark Corp.	157,916	11,214
	General Mills Inc.	257,422	9,903
	HJ Heinz Co.	132,165	6,672
	Archer-Daniels-Midland Co.	258,654	6,417
	Lorillard Inc.	56,448	6,249
	SyscoCorp.	228,686	5,923
	Mead Johnson Nutrition Co.	80,906	5,569
	Kellogg Co.	101,785	5,414
	Kroger Co.	241,092	5,294
	Reynolds American Inc.	137,517	5,154
*	Green Mountain Coffee
	Roasters Inc.	47,332	4,399
	Estee Lauder Cos. Inc.
	Class A	47,471	4,170
	ConAgra Foods Inc.	164,941	3,995
	Whole Foods Market Inc.	60,018	3,920
	Hershey Co.	65,614	3,887
	Sara Lee Corp.	221,223	3,617
	Clorox Co.	53,767	3,566
	Dr Pepper Snapple
	Group Inc.	89,186	3,459
	AvonProducts Inc.	172,748	3,386
	JMSmucker Co.	45,601	3,324
	Coca-Cola Enterprises Inc.	130,437	3,245
	Bunge Ltd.	54,848	3,197
	Molson Coors Brewing Co.
	Class B	63,841	2,529
	Brown-Forman Corp.
	Class B	35,724	2,506
	Campbell Soup Co.	76,817	2,487
*	Hansen Natural Corp.	27,826	2,429
	Herbalife Ltd.	43,712	2,343
	Church& Dwight Co. Inc.	52,691	2,329
	Safeway Inc.	139,610	2,322

			Market
			Value
		Shares	($000)
	McCormick & Co. Inc.	47,707	2,202
	Tyson Foods Inc. Class A	122,000	2,118
*	Energizer Holdings Inc.	25,950	1,724
	Hormel Foods Corp.	58,424	1,579
*	Ralcorp Holdings Inc.	20,441	1,568
*	Constellation Brands Inc.
	Class A	73,814	1,329
	Corn Products
	International Inc.	28,295	1,110
*	Smithfield Foods Inc.	56,867	1,109
	Nu Skin Enterprises Inc.
	Class A	20,656	837
*	BJ’s Wholesale Club Inc.	15,987	819
*	TreeHouse Foods Inc.	13,173	815
	Flowers Foods Inc.	41,098	800
	Ruddick Corp.	17,147	669
*	Dean Foods Co.	75,006	665
	Diamond Foods Inc.	8,299	662
*	United Natural Foods Inc.	17,288	640
	Casey’s General Stores Inc.	14,168	618
	SUPERVALUInc.	83,701	557
*	Darling International Inc.	43,677	550
	Lancaster Colony Corp.	7,289	445
	Pricesmart Inc.	6,790	423
*	Fresh Market Inc.	10,650	406
*	Hain Celestial Group Inc.	12,889	394
	Fresh Del Monte
	Produce Inc.	15,655	363
	Sanderson Farms Inc.	7,481	355
	Universal Corp.	8,985	322
	Vector Group Ltd.	16,629	286
	J&JSnack Foods Corp.	5,766	277
	B&G Foods Inc. Class A	16,560	276
	Snyders-Lance Inc.	12,494	260
*	Elizabeth Arden Inc.	8,973	255
	Andersons Inc.	6,654	224
*	Central European
	Distribution Corp.	30,495	214
*	Heckmann Corp.	40,217	213
*	Boston Beer Co. Inc.
	Class A	2,883	210
*	Rite Aid Corp.	213,264	209
	Tootsie Roll Industries Inc.	7,857	189
	WD-40 Co.	4,740	189
*	Winn-Dixie Stores Inc.	31,690	188
	Cal-Maine Foods Inc.	5,471	172
*	ChiquitaBrands
	International Inc.	17,548	146
*	Spectrum Brands
	Holdings Inc.	5,854	138
	Nash Finch Co.	4,921	133
*	Smart Balance Inc.	21,789	129
*	Prestige Brands
	Holdings Inc.	13,785	125
	Weis Markets Inc.	3,291	122

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Smart Balance Inc.	7,935	117
	Spartan Stores Inc.	7,245	112
*	Central Garden and Pet Co.
	Class A	15,526	110
*	Dole Food Co. Inc.	10,904	109
*	Medifast Inc.	6,358	103
*	USANA Health Sciences Inc.	3,216	88
*	Revlon Inc. Class A	7,102	87
	National Beverage Corp.	5,233	79
*	Pantry Inc.	6,210	75
*	Alliance One
	International Inc.	30,370	74
*	Nutraceutical
	International Corp.	5,712	73
	Coca-Cola Bottling Co.
	Consolidated	1,257	70
*	Star Scientific Inc.	24,205	56
*	Pilgrim’s Pride Corp.	12,755	54
*	Susser Holdings Corp.	2,656	53
	Calavo Growers Inc.	2,516	52
*	Central Garden and Pet Co.	7,156	49
	Inter Parfums Inc.	3,056	47
*	Omega Protein Corp.	4,940	45
	Ingles Markets Inc. Class A	2,401	34
	Imperial Sugar Co.	3,918	25
	MGP Ingredients Inc.	4,817	24
	Village Super Market Inc.
	Class A	947	23
	Schiff Nutrition
	International Inc.	1,996	22
*	Primo Water Corp.	2,883	16
	Farmer Bros Co.	1,921	11
	Female Health Co.	1,996	8
	Alico Inc.	401	8
	Limoneira Co.	444	6
*	Reddy Ice Holdings Inc.	4,889	6
	Griffin Land & Nurseries Inc.	189	5
	Orchids Paper Products Co.	300	4
			512,908
Energy (6.6%)
	ExxonMobil Corp.	1,927,741	140,012
	ChevronCorp.	812,675	75,189
	ConocoPhillips	540,440	34,221
	Schlumberger Ltd.	531,285	31,734
	Occidental Petroleum Corp.	320,371	22,907
	Anadarko Petroleum Corp.	199,433	12,574
	Apache Corp.	153,088	12,284
	Halliburton Co.	366,538	11,187
	Devon Energy Corp.	164,351	9,112
	National Oilwell Varco Inc.	165,491	8,476
	Baker Hughes Inc.	174,790	8,068
	EOG Resources Inc.	107,535	7,636
	ChesapeakeEnergy Corp.	263,135	6,723
	Hess Corp.	121,773	6,388
	Spectra Energy Corp.	255,589	6,270

			Market
			Value
		Shares	($000)
	Marathon Oil Corp.	278,893	6,018
	Williams Cos. Inc.	232,996	5,671
	El Paso Corp.	307,664	5,378
	Noble Energy Inc.	69,030	4,887
*	Southwestern Energy Co.	136,550	4,551
*	Cameron International Corp.	98,170	4,078
	Valero Energy Corp.	223,370	3,971
	Marathon Petroleum Corp.	139,367	3,771
	Peabody Energy Corp.	108,664	3,682
	Range Resources Corp.	62,970	3,681
*	FMCTechnologies Inc.	96,972	3,646
*	Weatherford
	International Ltd.	276,613	3,377
	Murphy Oil Corp.	72,743	3,212
	EQTCorp.	57,608	3,074
	Consol Energy Inc.	90,427	3,068
	Noble Corp.	98,852	2,901
	Pioneer Natural
	Resources Co.	41,833	2,751
	Cabot Oil & Gas Corp.	41,877	2,593
*	Concho Resources Inc.	36,294	2,582
*	Newfield Exploration Co.	52,495	2,084
	HollyFrontier Corp.	77,365	2,028
	QEP Resources Inc.	69,974	1,894
*	Kinder Morgan
	Management LLC	31,659	1,858
*	Denbury Resources Inc.	160,153	1,842
	Southern Union Co.	43,912	1,781
	Helmerich & Payne Inc.	43,363	1,761
	Cimarex Energy Co.	30,870	1,719
*	Alpha Natural Resources Inc.	91,536	1,619
*	Ultra Petroleum Corp.	56,756	1,573
*	Whiting Petroleum Corp.	43,717	1,534
	Diamond Offshore
	Drilling Inc.	27,905	1,527
	Core Laboratories NV	16,919	1,520
*	Rowan Cos. Inc.	49,973	1,509
	Sunoco Inc.	47,498	1,473
	SMEnergy Co.	24,004	1,456
	Oceaneering
	International Inc.	40,947	1,447
*	Nabors Industries Ltd.	112,003	1,373
*	Plains Exploration &
	Production Co.	53,163	1,207
*	Dresser-Rand Group Inc.	29,623	1,201
	Arch Coal Inc.	78,024	1,138
*	Tesoro Corp.	57,134	1,112
*	Brigham Exploration Co.	43,626	1,102
	Energen Corp.	26,803	1,096
	Kinder Morgan Inc.	41,979	1,087
	Patterson-UTI Energy Inc.	57,184	992
*	Oil States International Inc.	19,096	972
*	McDermott International Inc.	87,370	940
	World Fuel Services Corp.	26,414	862
*	Continental Resources Inc.	16,762	811

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Tidewater Inc.	19,258	810
*	SandRidge Energy Inc.	137,537	765
*	Superior Energy Services Inc.	28,526	749
	CARBO Ceramics Inc.	7,285	747
*	Atwood Oceanics Inc.	21,737	747
*	CVR Energy Inc.	32,523	688
*	Rosetta Resources Inc.	19,785	677
*	Dril-Quip Inc.	11,982	646
*	Bill Barrett Corp.	17,800	645
	Berry Petroleum Co. Class A	17,299	612
	Lufkin Industries Inc.	11,260	599
	Bristow Group Inc.	13,689	581
*	Unit Corp.	15,198	561
*	Energy XXI Bermuda Ltd.	25,301	543
	EXCO Resources Inc.	47,923	514
*	Helix Energy Solutions
	Group Inc.	37,979	498
	SEACOR Holdings Inc.	6,111	490
*	Key Energy Services Inc.	50,362	478
*	Gran Tierra Energy Inc.	98,081	468
*	Complete Production
	Services Inc.	23,395	441
*	Northern Oil and Gas Inc.	22,454	435
*	Oasis Petroleum Inc.	18,794	420
*	Gulfport Energy Corp.	16,354	395
*	Cloud Peak Energy Inc.	23,179	393
*	SwiftEnergy Co.	15,940	388
*	Global Industries Ltd.	47,885	379
*	McMoRan Exploration Co.	37,828	376
*	Kodiak Oil & Gas Corp.	69,213	361
*	Cobalt International
	Energy Inc.	46,320	357
*	Enbridge Energy
	Management LLC	11,890	327
*	Carrizo Oil & Gas Inc.	14,253	307
*	Patriot Coal Corp.	34,533	292
	RPCInc.	17,179	280
*	Quicksilver Resources Inc.	35,211	267
*	Stone Energy Corp.	16,342	265
*	Comstock Resources Inc.	16,715	258
*	Western Refining Inc.	20,052	250
	Contango Oil & Gas Co.	4,511	247
*	HyperdynamicsCorp.	66,430	246
*	Gulfmark Offshore Inc.	6,669	242
*	Hornbeck Offshore
	Services Inc.	8,945	223
*	ExterranHoldings Inc.	21,511	209
*	Newpark Resources Inc.	34,318	209
*	SemGroup Corp. Class A	10,447	208
*	Parker Drilling Co.	46,571	204
	Targa Resources Corp.	6,864	204
*	ION Geophysical Corp.	42,875	203
*	Clean Energy Fuels Corp.	17,959	200
*	Tetra Technologies Inc.	25,690	198
	Crosstex Energy Inc.	14,570	196

			Market
			Value
		Shares	($000)
*	Rex Energy Corp.	15,228	193
*	CheniereEnergy Inc.	33,930	175
*	Petroleum
	Development Corp.	8,656	168
*	Goodrich Petroleum Corp.	13,648	161
	W&T Offshore Inc.	11,321	156
*	Pioneer Drilling Co.	20,632	148
*	Resolute Energy Corp.	12,994	148
*	Harvest Natural
	Resources Inc.	16,856	144
*	Magnum Hunter
	Resources Corp.	43,436	144
*	Hercules Offshore Inc.	49,212	144
*	ATPOil & Gas Corp.	18,605	143
	OverseasShipholding
	Group Inc.	9,898	136
	Houston American
	Energy Corp.	9,637	133
*	Venoco Inc.	14,095	124
*	Basic Energy Services Inc.	8,590	122
*	BPZ Resources Inc.	42,000	116
*	Energy Partners Ltd.	10,190	113
*	Tesco Corp.	9,509	110
*	Abraxas Petroleum Corp.	41,044	108
*	Approach Resources Inc.	5,944	101
*	Petroquest Energy Inc.	17,299	95
*	James River Coal Co.	14,755	94
	Gulf Island Fabrication Inc.	4,536	94
*	PHI Inc.	4,675	89
*	Clayton Williams Energy Inc.	2,061	88
*	Amyris Inc.	4,278	87
	Penn Virginia Corp.	15,488	86
*	TransAtlantic Petroleum Ltd.	100,850	83
*	Vaalco Energy Inc.	16,856	82
*	FX Energy Inc.	19,172	79
*	Georesources Inc.	4,362	78
*	Endeavour International Corp.	9,473	76
*	OYO Geospace Corp.	1,260	71
*	Rentech Inc.	88,017	69
*	Willbros Group Inc.	15,728	66
*	Cal Dive International Inc.	33,288	64
*	USEC Inc.	37,047	60
*	Matrix Service Co.	6,277	53
*	Uranium Resources Inc.	66,859	46
*	Warren Resources Inc.	17,906	43
*	Uranium Energy Corp.	15,066	41
*	Vantage Drilling Co.	30,079	38
*	Natural Gas Services
	Group Inc.	2,905	37
*	Dawson Geophysical Co.	1,479	35
*	REX American
	Resources Corp.	2,029	34
*	Uranerz Energy Corp.	24,929	34
*	Callon Petroleum Co.	8,161	32
	Delek US Holdings Inc.	2,514	28

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	SyntroleumCorp.	32,566	28
*	Gastar Exploration Ltd.	9,172	27
*	Green Plains Renewable
	Energy Inc.	2,897	27
	Panhandle Oil and Gas Inc.
	Class A	892	25
*	Mitcham Industries Inc.	2,070	23
*	Triangle Petroleum Corp.	6,444	23
*	Global Geophysical
	Services Inc.	2,682	21
*	Oilsands Quest Inc.	94,251	20
*	GMXResources Inc.	7,541	17
*	Double Eagle Petroleum Co.	2,471	16
*	RAM Energy Resources Inc.	17,331	14
*	CAMAC Energy Inc.	21,707	13
*	Toreador Resources Corp.	4,145	13
	Alon USA Energy Inc.	2,068	13
*	Gasco Energy Inc.	52,524	10
*	Delta Petroleum Corp.	4,211	9
*	Miller Energy Resources Inc.	2,735	7
	General Maritime Corp.	23,808	6
*	Westmoreland Coal Co.	739	6
*	Union Drilling Inc.	1,064	5
*	ENGlobalCorp.	1,166	3
*	Bolt Technology Corp.	232	2
*	RigNet Inc.	100	2
*	Isramco Inc.	18	1
*	CREDO Petroleum Corp.	100	1
			533,890
Financials (8.8%)
	Wells Fargo & Co.	1,999,900	48,238
	JPMorganChase & Co.	1,596,783	48,095
*	Berkshire Hathaway Inc.
	Class B	461,334	32,773
	Citigroup Inc.	1,163,138	29,800
	Bank of America Corp.	4,042,291	24,739
	American Express Co.	441,844	19,839
	Goldman Sachs Group Inc.	198,514	18,769
	US Bancorp	753,990	17,749
	Simon Property Group Inc.	115,400	12,692
	MetLife Inc.	415,639	11,642
	PNC Financial Services
	Group Inc.	206,730	9,962
	Bank of New York
	Mellon Corp.	498,064	9,259
	Prudential Financial Inc.	192,309	9,012
	ACE Ltd.	136,203	8,254
	Travelers Cos. Inc.	164,331	8,008
	Morgan Stanley	550,554	7,432
	Capital One Financial Corp.	183,933	7,289
	ChubbCorp.	116,630	6,997
	AflacInc.	187,197	6,543
	CMEGroup Inc.	25,946	6,393
	State Street Corp.	197,149	6,340
	Public Storage	56,927	6,339

			Market
			Value
		Shares	($000)
	EquityResidential	118,030	6,122
	BB&T Corp.	279,119	5,954
	Annaly Capital
	Management Inc.	352,395	5,860
	Franklin Resources Inc.	61,196	5,853
	Marsh & McLennan
	Cos. Inc.	215,318	5,715
	HCP Inc.	162,339	5,692
	BlackRock Inc.	37,905	5,610
	Ventas Inc.	109,428	5,406
	Boston Properties Inc.	58,513	5,214
	Aon Corp.	122,056	5,124
	Discover Financial Services	220,626	5,061
	Allstate Corp.	211,620	5,013
	Vornado Realty Trust	66,508	4,963
	T Rowe Price Group Inc.	102,119	4,878
	CharlesSchwab Corp.	421,876	4,755
	Progressive Corp.	248,352	4,411
	Loews Corp.	127,400	4,402
	ProLogis Inc.	179,136	4,344
	AvalonBayCommunities Inc.	37,797	4,311
	American International
	Group Inc.	186,982	4,104
	Ameriprise Financial Inc.	97,813	3,850
	SunTrust Banks Inc.	211,832	3,802
	Fifth Third Bancorp	369,006	3,727
*	IntercontinentalExchange
	Inc.	29,322	3,468
	Health Care REIT Inc.	70,480	3,298
	Weyerhaeuser Co.	211,158	3,284
	M&T Bank Corp.	44,753	3,128
	Northern Trust Corp.	87,806	3,071
	Host Hotels & Resorts Inc.	275,211	3,011
	Invesco Ltd.	185,741	2,881
	Principal Financial Group Inc.	126,774	2,874
	Hartford Financial Services
	Group Inc.	170,329	2,749
	SLMCorp.	209,555	2,609
	Unum Group	123,107	2,580
	Kimco Realty Corp.	162,527	2,443
	Moody’s Corp.	79,737	2,428
	NYSE Euronext	103,247	2,399
	XLGroup plc Class A	122,794	2,309
	Plum Creek Timber Co. Inc.	64,445	2,237
	KeyCorp	376,074	2,230
	Willis Group Holdings plc	61,092	2,100
	Macerich Co.	48,394	2,063
	General Growth
	Properties Inc.	163,037	1,973
*	CITGroup Inc.	64,661	1,964
	Digital Realty Trust Inc.	35,171	1,940
	Lincoln National Corp.	123,561	1,931
	New York Community
	Bancorp Inc.	161,866	1,926

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Federal Realty
	Investment Trust	23,096	1,903
	Comerica Inc.	80,296	1,844
	Leucadia National Corp.	80,706	1,830
	SLGreen Realty Corp.	30,913	1,798
	UDR Inc.	80,476	1,782
	American Capital
	Agency Corp.	63,860	1,731
	Cincinnati Financial Corp.	63,529	1,673
	People’s United
	Financial Inc.	146,400	1,669
	Rayonier Inc.	45,080	1,658
*	Arch Capital Group Ltd.	50,649	1,655
	Huntington Bancshares Inc.	343,826	1,650
	Regions Financial Corp.	492,466	1,640
	Realty Income Corp.	50,008	1,612
	EverestRe Group Ltd.	20,268	1,609
*	CBRichard Ellis Group Inc.
	Class A	119,351	1,606
	Torchmark Corp.	44,800	1,562
*	AffiliatedManagers
	Group Inc.	19,241	1,502
	Essex Property Trust Inc.	12,121	1,455
	Camden Property Trust	26,117	1,443
	Legg Mason Inc.	55,749	1,433
	Assurant Inc.	39,918	1,429
	Alexandria Real Estate
	Equities Inc.	22,893	1,405
	WR Berkley Corp.	45,603	1,354
*	MSCI Inc. Class A	44,367	1,346
	Reinsurance Group of
	America Inc. Class A	27,966	1,285
	TD Ameritrade Holding Corp.	86,595	1,273
	Liberty Property Trust	43,573	1,268
	PartnerRe Ltd.	24,209	1,265
	RenaissanceRe Holdings Ltd.	19,591	1,250
*	Markel Corp.	3,488	1,246
	Fidelity National Financial Inc.
	Class A	80,151	1,217
	Senior Housing
	Properties Trust	56,426	1,215
	AxisCapital Holdings Ltd.	45,688	1,185
	Regency Centers Corp.	33,437	1,181
	BRE Properties Inc.	27,786	1,176
*	NASDAQ OMX Group Inc.	50,700	1,173
*	Genworth Financial Inc.
	Class A	200,239	1,149
	HCC Insurance Holdings Inc.	42,401	1,147
	Transatlantic Holdings Inc.	23,339	1,132
	Hudson City Bancorp Inc.	193,945	1,098
	Arthur J Gallagher & Co.	40,958	1,077
	Ares Capital Corp.	77,394	1,066
	ChimeraInvestment Corp.	383,063	1,061
	Raymond James
	Financial Inc.	40,870	1,061

			Market
			Value
		Shares	($000)
	Apartment Investment &
	Management Co.	47,620	1,053
	First Niagara Financial
	Group Inc.	113,825	1,042
	Taubman Centers Inc.	20,689	1,041
	Piedmont Office Realty
	Trust Inc. Class A	64,305	1,040
	Home Properties Inc.	18,176	1,032
	Zions Bancorporation	72,754	1,024
	Duke Realty Corp.	96,015	1,008
	Eaton Vance Corp.	44,525	992
*	E*Trade Financial Corp.	107,294	977
	Hospitality Properties Trust	45,722	971
	Commerce Bancshares Inc.	27,574	958
	American Campus
	Communities Inc.	25,467	948
	Cullen/Frost Bankers Inc.	20,611	945
	National Retail
	Properties Inc.	35,100	943
	MFA Financial Inc.	132,789	932
	Weingarten Realty Investors	42,796	906
	American Financial
	Group Inc.	29,095	904
	DDR Corp.	82,457	899
*	American Capital Ltd.	131,232	895
	Mack-Cali Realty Corp.	32,407	867
	SEI Investments Co.	55,409	852
	Mid-America Apartment
	Communities Inc.	14,120	850
	EquityLifestyle
	Properties Inc.	13,498	846
	Old Republic
	International Corp.	94,003	839
	Jones Lang LaSalle Inc.	15,995	829
	East West Bancorp Inc.	55,563	828
	BioMed Realty Trust Inc.	48,956	811
	Tanger Factory
	Outlet Centers	31,179	811
*	Signature Bank	16,974	810
	Brown & Brown Inc.	45,429	809
	Hancock Holding Co.	30,008	804
	Waddell & Reed
	Financial Inc. Class A	32,087	802
	Erie Indemnity Co. Class A	11,013	784
	Douglas Emmett Inc.	45,453	777
	ProAssurance Corp.	10,750	774
	Highwoods Properties Inc.	26,884	760
	Allied World Assurance Co.
	Holdings AG	13,516	726
	Hatteras Financial Corp.	28,690	722
	CapitalSource Inc.	114,860	705
	Entertainment
	Properties Trust	18,053	704
	City National Corp.	18,535	700

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Washington Real Estate
	Investment Trust	24,595	693
	Kilroy Realty Corp.	21,986	688
	Assured Guaranty Ltd.	62,227	684
	Post Properties Inc.	19,230	668
	Alleghany Corp.	2,300	664
	Federated Investors Inc.
	Class B	37,307	654
	Bank of Hawaii Corp.	17,860	650
	Jefferies Group Inc.	51,340	637
	Capitol Federal Financial Inc.	60,266	636
	First Horizon National Corp.	106,318	634
	Associated Banc-Corp	67,163	625
*	SVB Financial Group	16,665	617
	Valley National Bancorp	58,138	616
	ExtraSpace Storage Inc.	33,008	615
	Omega Healthcare
	Investors Inc.	38,418	612
	Invesco Mortgage
	Capital Inc.	43,152	610
	Hanover Insurance
	Group Inc.	17,081	606
	LaSalle Hotel Properties	31,550	606
	Starwood Property Trust Inc.	35,110	602
	Validus Holdings Ltd.	24,127	601
	CBL& Associates
	Properties Inc.	52,681	598
	CommonWealth REIT	30,963	587
	Corporate Office
	Properties Trust	26,637	580
*	Popular Inc.	384,518	577
	Fulton Financial Corp.	74,675	571
	Cash America
	International Inc.	10,864	556
	Apollo Investment Corp.	73,432	552
	Prosperity Bancshares Inc.	16,675	545
	Colonial Properties Trust	29,853	542
	Washington Federal Inc.	42,065	536
*	Forest City Enterprises Inc.
	Class A	49,433	527
	Alterra Capital Holdings Ltd.	27,719	526
	TCF Financial Corp.	55,882	512
*	Stifel Financial Corp.	19,113	508
	BOK Financial Corp.	10,808	507
	Protective Life Corp.	31,943	499
*	CNOFinancial Group Inc.	90,102	487
	FirstMerit Corp.	42,822	486
	Potlatch Corp.	15,340	484
	Northwest Bancshares Inc.	40,392	481
	Iberiabank Corp.	10,191	480
	StanCorp Financial Group Inc.	17,361	479
	First American Financial Corp.	37,276	477
	Endurance Specialty
	Holdings Ltd.	13,825	472
*	Ezcorp Inc. Class A	16,486	471

			Market
			Value
		Shares	($000)
	Healthcare Realty Trust Inc.	27,594	465
	Kemper Corp.	19,214	460
	CBOEHoldings Inc.	18,807	460
	Aspen Insurance
	Holdings Ltd.	19,694	454
	RLICorp.	7,119	453
	Two Harbors
	Investment Corp.	50,485	446
	DuPont Fabros
	Technology Inc.	22,533	444
*	First Cash Financial
	Services Inc.	10,572	443
	DiamondRock Hospitality Co.	63,360	443
	Westamerica Bancorporation	11,536	442
	Janus Capital Group Inc.	73,292	440
*	Knight Capital Group Inc.
	Class A	35,944	437
	Brandywine Realty Trust	53,541	429
	Webster Financial Corp.	28,019	429
	Trustmark Corp.	23,042	418
	Montpelier Re Holdings Ltd.	23,516	416
*	Portfolio Recovery
	Associates Inc.	6,506	405
	Platinum Underwriters
	Holdings Ltd.	13,153	404
	FNBCorp.	47,184	404
	DCT Industrial Trust Inc.	91,996	404
	Delphi Financial Group Inc.	18,669	402
	EquityOne Inc.	25,232	400
	EastGroup Properties Inc.	10,265	392
	Mercury General Corp.	10,169	390
	CYS Investments Inc.	32,136	389
*	St. Joe Co.	25,869	388
*	Howard Hughes Corp.	9,208	388
	Sovran Self Storage Inc.	10,398	386
	UMB Financial Corp.	11,931	383
	Medical Properties Trust Inc.	42,447	380
	National Health Investors Inc.	8,871	374
	PS Business Parks Inc.	7,468	370
	Umpqua Holdings Corp.	40,960	360
*	MBIA Inc.	48,833	355
*	Ocwen Financial Corp.	26,761	354
	Redwood Trust Inc.	31,533	352
	Lexington Realty Trust	53,156	348
*	DFC Global Corp.	15,895	347
	Tower Group Inc.	15,082	345
	Anworth Mortgage
	Asset Corp.	50,671	345
*	World Acceptance Corp.	6,089	341
	Capstead Mortgage Corp.	29,514	341
	Argo Group International
	Holdings Ltd.	11,989	340
	National Penn
	Bancshares Inc.	48,515	340
	Wintrust Financial Corp.	13,116	339

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	PHH Corp.	21,008	338
	United Bankshares Inc.	16,800	338
	Prospect Capital Corp.	39,939	336
	Community Bank System Inc.	14,786	335
	Old National Bancorp	35,947	335
	LTC Properties Inc.	12,864	326
	SynovusFinancial Corp.	302,061	323
	Cathay General Bancorp	28,155	320
	First Financial Bancorp	22,904	316
	Franklin Street
	Properties Corp.	27,787	314
*	Texas Capital
	Bancshares Inc.	13,229	302
*	CubeSmart	35,112	300
	White Mountains
	Insurance Group Ltd.	716	291
	Greenhill & Co. Inc.	10,154	290
	CVB Financial Corp.	36,133	278
	Oritani Financial Corp.	21,601	278
	MB Financial Inc.	18,676	275
	Pebblebrook Hotel Trust	17,563	275
	Primerica Inc.	12,444	268
	Fifth Street Finance Corp.	28,681	267
	Susquehanna
	Bancshares Inc.	48,732	267
*	TFS Financial Corp.	32,014	260
	Solar Capital Ltd.	12,858	259
	Glacier Bancorp Inc.	27,152	254
	Infinity Property &
	Casualty Corp.	4,836	254
	Government Properties
	Income Trust	11,639	250
*	Strategic Hotels &
	Resorts Inc.	57,189	246
	NBT Bancorp Inc.	13,198	246
	SymetraFinancial Corp.	29,995	244
	Amtrust Financial
	Services Inc.	10,975	244
	Provident Financial
	Services Inc.	22,715	244
	Astoria Financial Corp.	31,735	244
	International
	Bancshares Corp.	18,349	241
	Acadia Realty Trust	12,337	231
	Harleysville Group Inc.	3,905	230
	Bank of the Ozarks Inc.	10,953	229
*	Sunstone Hotel
	Investors Inc.	40,254	229
	Selective Insurance
	Group Inc.	17,521	229
	First Financial Bankshares Inc.	8,735	229
*	Western Alliance Bancorp	41,651	228
	MarketAxess Holdings Inc.	8,733	227
*	MF Global Holdings Ltd.	54,639	226

			Market
			Value
		Shares	($000)
*	First Industrial Realty
	Trust Inc.	28,057	224
*	Navigators Group Inc.	5,170	223
*	Altisource Portfolio
	Solutions SA	6,259	222
*	Investors Bancorp Inc.	17,481	221
	Park National Corp.	4,164	220
	BancorpSouth Inc.	25,077	220
	Sun Communities Inc.	6,229	219
	Glimcher Realty Trust	30,779	218
*	iStar Financial Inc.	37,247	217
	Associated Estates
	Realty Corp.	13,968	216
	Cousins Properties Inc.	36,717	215
*	Financial Engines Inc.	11,704	212
	BlackRock Kelso
	Capital Corp.	28,862	211
	Inland Real Estate Corp.	28,688	209
*	LPL Investment Holdings Inc.	8,206	209
	ARMOUR Residential
	REIT Inc.	30,527	208
	WesBanco Inc.	11,891	206
	Interactive Brokers
	Group Inc.	14,656	204
*	Greenlight Capital Re Ltd.
	Class A	9,736	202
	PennantPark
	Investment Corp.	22,231	198
	Employers Holdings Inc.	15,480	198
*	Credit Acceptance Corp.	3,031	195
	American National
	Insurance Co.	2,815	195
*	Green Dot Corp. Class A	6,210	194
	Horace Mann Educators Corp.	16,979	194
*	Safeguard Scientifics Inc.	12,829	192
	Oriental Financial Group Inc.	19,870	192
	Trustco Bank Corp. NY	42,922	191
	First Citizens BancShares
	Inc. Class A	1,326	190
*	National Financial
	Partners Corp.	17,122	187
	Investors Real Estate Trust	25,153	181
	Meadowbrook Insurance
	Group Inc.	20,257	180
	First Potomac Realty Trust	14,470	180
	First Midwest Bancorp Inc.	24,584	180
	American Equity Investment
	Life Holding Co.	20,552	180
	Education Realty Trust Inc.	20,863	179
	Saul Centers Inc.	5,281	179
	Boston Private Financial
	Holdings Inc.	29,470	173
	Hersha Hospitality Trust
	Class A	50,049	173
	ChesapeakeLodging Trust	14,327	173

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	MCG Capital Corp.	43,481	172
	City Holding Co.	6,378	172
	BGC Partners Inc. Class A	28,041	169
*	ICG Group Inc.	18,296	169
	Cohen & Steers Inc.	5,840	168
	Getty Realty Corp.	11,627	168
*	Pinnacle Financial
	Partners Inc.	15,132	166
*	Sterling Financial Corp.	13,150	163
*	Beneficial Mutual
	Bancorp Inc.	21,815	163
	1st Source Corp.	7,757	162
	Nelnet Inc. Class A	8,592	161
*	MGIC Investment Corp.	85,744	160
	Ashford Hospitality Trust Inc.	22,553	158
	Northfield Bancorp Inc.	11,829	157
*	Investment Technology
	Group Inc.	15,774	154
	Home Bancshares Inc.	7,241	154
	EvercorePartners Inc.
	Class A	6,727	153
*	FPICInsurance Group Inc.	3,659	153
*	Forestar Group Inc.	13,929	152
*	Citizens Republic
	Bancorp Inc.	21,941	152
	KBWInc.	10,968	151
	Walter Investment
	Management Corp.	6,566	151
*	AMERISAFEInc.	7,984	147
	Brookline Bancorp Inc.	18,838	145
	Safety Insurance Group Inc.	3,836	145
	CreXus Investment Corp.	16,331	145
	FBLFinancial Group Inc.
	Class A	5,384	143
	S&TBancorp Inc.	8,780	142
*	Encore Capital Group Inc.	6,449	141
	Universal Health Realty
	Income Trust	4,178	140
	First Commonwealth
	Financial Corp.	37,876	140
	Columbia Banking
	System Inc.	9,784	140
	Campus Crest
	Communities Inc.	12,539	136
	PrivateBancorp Inc. Class A	18,069	136
	ChemicalFinancial Corp.	8,849	135
	Advance America Cash
	Advance Centers Inc.	18,378	135
*	Piper Jaffray Cos.	7,482	134
	PacWest Bancorp	9,530	133
	United Fire & Casualty Co.	7,394	131
	Hercules Technology
	Growth Capital Inc.	14,970	128
*	Cowen Group Inc. Class A	46,604	126

			Market
			Value
		Shares	($000)
	Ramco-Gershenson
	Properties Trust	15,384	126
	Independent Bank Corp.	5,766	125
	Community Trust
	Bancorp Inc.	5,340	124
*	Citizens Inc.	19,346	124
*	Hilltop Holdings Inc.	16,884	122
	ViewPoint Financial Group	10,487	120
	Rockville Financial Inc.	12,649	120
	Dime Community
	Bancshares Inc.	11,837	120
*	Pico Holdings Inc.	5,837	120
	Urstadt Biddle Properties Inc.
	Class A	7,460	119
	Flagstone Reinsurance
	Holdings SA	15,236	118
	Resource Capital Corp.	23,367	117
	PennyMac Mortgage
	Investment Trust	7,246	115
	GFI Group Inc.	28,587	115
	Southside Bancshares Inc.	6,375	115
	First Financial Corp.	4,126	114
	Pennsylvania Real Estate
	Investment Trust	14,674	113
	Cardinal Financial Corp.	12,800	110
	Newcastle Investment Corp.	27,007	110
	Colony Financial Inc.	8,478	110
*	Nara Bancorp Inc.	17,857	108
	Winthrop Realty Trust	12,464	108
	Simmons First National
	Corp. Class A	4,981	108
	Renasant Corp.	8,346	106
*	Wilshire Bancorp Inc.	37,840	104
	Gladstone Commercial Corp.	6,580	103
	Westfield Financial Inc.	15,623	103
*	Ladenburg Thalmann
	Financial Services Inc.	66,111	102
*	FelCor Lodging Trust Inc.	43,841	102
*	Virginia Commerce
	Bancorp Inc.	17,200	101
	Retail Opportunity
	Investments Corp.	9,061	100
*	United Community
	Banks Inc.	11,776	100
*	Virtus Investment
	Partners Inc.	1,834	98
*	Enstar Group Ltd.	1,009	96
	Trico Bancshares	7,807	96
	NorthStar Realty
	Finance Corp.	29,002	96
*	Ameris Bancorp	10,808	94
	Sabra Healthcare REIT Inc.	9,509	91
*	1st United Bancorp Inc.	17,743	87
	Lakeland Financial Corp.	4,212	87
*	Walker & Dunlop Inc.	7,434	86

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Radian Group Inc.	39,268	86
	Sandy Spring Bancorp Inc.	5,864	86
*	Intl. FCStone Inc.	4,100	85
	SCBT Financial Corp.	3,422	84
*	Bancorp Inc.	11,781	84
*	West Coast Bancorp	6,014	84
	OneBeacon Insurance
	Group Ltd. Class A	6,141	84
*	HFF Inc. Class A	9,574	84
	StellarOne Corp.	8,365	83
*	Hanmi Financial Corp.	100,053	83
	TICC Capital Corp.	9,941	81
	Bancfirst Corp.	2,440	81
	Triangle Capital Corp.	5,249	80
*	Metro Bancorp Inc.	9,100	79
	Berkshire Hills Bancorp Inc.	4,237	78
	Maiden Holdings Ltd.	10,576	78
*	Central Pacific Financial Corp.	7,450	77
	National Bankshares Inc.	3,082	74
*	NewStar Financial Inc.	7,899	74
	First Bancorp	7,258	73
*	Tejon Ranch Co.	3,025	72
	SY Bancorp Inc.	3,836	71
	Tower Bancorp Inc.	3,401	71
*	Netspend Holdings Inc.	13,751	71
	DynexCapital Inc.	8,576	69
	Consolidated-Tomoka
	Land Co.	2,611	69
*	eHealth Inc.	4,939	67
	Suffolk Bancorp	7,900	66
	Washington Trust
	Bancorp Inc.	3,322	66
	Artio Global Investors Inc.
	Class A	8,228	65
	Main Street Capital Corp.	3,673	65
*	FBR& Co.	26,979	64
	Coresite Realty Corp.	4,287	62
*	Gramercy Capital Corp.	19,118	60
*	Doral Financial Corp.	54,922	60
*	Flagstar Bancorp Inc.	120,796	59
	Mission West Properties Inc.	7,532	57
	First Busey Corp.	13,044	57
	MVC Capital Inc.	5,392	56
	Parkway Properties Inc.	5,112	56
	National Western Life
	Insurance Co. Class A	415	56
*	Heritage Commerce Corp.	14,397	55
	Arlington Asset Investment
	Corp. Class A	2,251	54
*	Center Financial Corp.	11,540	54
	Westwood Holdings
	Group Inc.	1,559	54
	Cogdell Spencer Inc.	13,798	52
	ExcelTrust Inc.	5,397	52
	SWSGroup Inc.	11,031	52

			Market
			Value
		Shares	($000)
	Enterprise Financial
	Services Corp.	3,802	52
	Territorial Bancorp Inc.	2,682	51
	RAIT Financial Trust	15,144	51
	One Liberty Properties Inc.	3,477	51
	Cedar Shopping Centers Inc.	16,283	51
	Agree Realty Corp.	2,323	51
	Duff & Phelps Corp. Class A	4,720	50
	Flushing Financial Corp.	4,627	50
*	Sun Bancorp Inc.	18,772	50
	Provident New York Bancorp	8,535	50
	Tompkins Financial Corp.	1,367	49
*	Seacoast Banking Corp.
	of Florida	32,860	48
	Merchants Bancshares Inc.	1,792	48
	First Merchants Corp.	6,806	48
	Gladstone Investment Corp.	7,041	48
	WSFS Financial Corp.	1,491	47
	Calamos Asset Management
	Inc. Class A	4,684	47
	Lakeland Bancorp Inc.	5,867	46
	TowneBank	3,955	45
	Oppenheimer Holdings Inc.
	Class A	2,718	44
	Donegal Group Inc. Class A	3,600	43
	Epoch Holding Corp.	3,174	43
	Arrow Financial Corp.	1,924	43
	GAMCO Investors Inc.	1,082	43
	NGP Capital Resources Co.	6,473	42
	Banner Corp.	3,299	42
	Apollo Commercial
	Real Estate Finance Inc.	3,179	42
*	Primus Guaranty Ltd.	7,935	42
	Alexander’s Inc.	115	42
*	Global Indemnity plc	2,389	41
*	MPG Office Trust Inc.	19,136	40
*	Eagle Bancorp Inc.	3,429	40
	Camden National Corp.	1,473	40
	MainSource Financial
	Group Inc.	4,539	40
	Univest Corp. of Pennsylvania	2,959	39
	Hudson Pacific Properties Inc.	3,384	39
	ESSA Bancorp Inc.	3,721	39
	Abington Bancorp Inc.	5,348	39
	Union First Market
	Bankshares Corp.	3,522	38
	CapLease Inc.	10,306	37
	SeaBright Holdings Inc.	5,025	36
*	First BanCorp	12,310	34
*	Guaranty Bancorp	28,576	34
	BankFinancial Corp.	5,116	34
	Capital Southwest Corp.	453	34
*	Southwest Bancorp Inc.	7,817	33
	Fox Chase Bancorp Inc.	2,583	33
	Kite Realty Group Trust	8,433	31

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Harris & Harris Group Inc.	8,515	30
*	OmniAmerican Bancorp Inc.	2,194	30
	Presidential Life Corp.	3,622	30
	Capital City Bank Group Inc.	2,846	30
	Bryn Mawr Bank Corp.	1,785	30
	Hudson Valley Holding Corp.	1,696	30
*	Meridian Interstate
	Bancorp Inc.	2,696	29
	State Auto Financial Corp.	2,233	29
	State Bancorp Inc.	2,765	29
	OceanFirst Financial Corp.	2,417	28
	Medallion Financial Corp.	3,023	28
	Peoples Bancorp Inc.	2,544	28
	Bank Mutual Corp.	10,289	27
	First Bancorp Inc.	2,107	27
	First Community
	Bancshares Inc.	2,600	27
*	Gleacher & Co. Inc.	21,916	26
*	Bridge Capital Holdings	2,563	26
	CoBiz Financial Inc.	5,681	25
	Gladstone Capital Corp.	3,604	25
	Republic Bancorp Inc.
	Class A	1,394	25
*	First Marblehead Corp.	23,066	24
	United Financial Bancorp Inc.	1,705	23
	Northrim BanCorp Inc.	1,200	23
	Edelman Financial Group Inc.	3,586	23
	Great Southern Bancorp Inc.	1,359	23
*	Phoenix Cos. Inc.	18,574	23
	Heartland Financial USA Inc.	1,595	23
	UMH Properties Inc.	2,426	22
	Golub Capital BDC Inc.	1,479	22
	Sterling Bancorp	3,022	22
	Citizens & Northern Corp.	1,441	21
	Life Partners Holdings Inc.	3,422	21
	Kennedy-Wilson Holdings Inc.	1,952	21
*	Taylor Capital Group Inc.	3,216	21
	Baldwin & Lyons Inc.	951	20
	Stewart Information
	Services Corp.	2,293	20
*	PMI Group Inc.	97,631	20
	German American
	Bancorp Inc.	1,200	19
	Monmouth Real Estate
	Investment Corp. Class A	2,389	19
*	CIFCCorp.	4,336	19
	Financial Institutions Inc.	1,219	17
	Home Federal Bancorp Inc.	2,182	17
	Crawford & Co. Class B	3,176	17
	ESB Financial Corp.	1,552	17
	Bank of Marin Bancorp	505	17
*	Encore Bancshares Inc.	1,223	13
*	Arbor Realty Trust Inc.	3,416	13
	Federal Agricultural
	Mortgage Corp.	665	13
	Kohlberg Capital Corp.	2,130	12

			Market
			Value
	Shares		($000)
*	Hampton Roads
	Bankshares Inc.	2,368	11
	Washington Banking Co.	1,088	11
	FXCM Inc. Class A	747	10
	Pulaski Financial Corp.	1,502	10
	Bridge Bancorp Inc.	518	9
	National Interstate Corp.	419	9
*	American Safety Insurance
	Holdings Ltd.	455	8
	Pzena Investment
	Management Inc. Class A	2,513	8
	JMPGroup Inc.	1,405	8
*	Capital Trust Inc. Class A	3,637	8
	EMCInsurance Group Inc.	413	8
*	United Community
	Financial Corp.	5,100	7
	Kaiser Federal
	Financial Group Inc.	590	7
*	NewBridge Bancorp	1,807	7
	Bancorp Rhode Island Inc.	148	6
*	CompuCredit Holdings Corp.	2,200	6
	PMC Commercial Trust	779	6
	Kansas City Life Insurance Co.	189	6
	Heritage Financial Corp.	528	6
	Center Bancorp Inc.	600	6
	Asta Funding Inc.	700	6
	Diamond Hill Investment
	Group Inc.	74	5
	EvansBancorp Inc.	444	5
	US Global Investors Inc.
	Class A	710	5
	Terreno Realty Corp.	373	5
	First Interstate Bancsystem Inc.	444	5
	Midsouth Bancorp Inc.	400	4
	Orrstown Financial Services Inc.	321	4
	First Financial Holdings Inc.	894	4
	Centerstate Banks Inc.	615	3
	ChathamLodging Trust	315	3
*	Marlin Business Services Corp.	243	3
	Ames National Corp.	160	3
	Pacific Continental Corp.	339	2
	MidWestOne
	Financial Group Inc.	148	2
*	Pacific Mercantile Bancorp	600	2
	THL Credit Inc.	184	2
*	Mercantile Bank Corp.	257	2
*	Cape Bancorp Inc.	263	2
	American National
	Bankshares Inc.	100	2
	CNBFinancial Corp.	141	2
	Roma Financial Corp.	221	2
*	Intervest Bancshares Corp.
	Class A	600	2
*	First Financial Northwest Inc.	271	2
*	Thomas Properties Group Inc.	593	1
*	Macatawa Bank Corp.	500	1

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	MBT Financial Corp.	1,000	1
*	First Defiance
	Financial Corp.	59	1
*	Asset Acceptance
	Capital Corp.	200	1
*	United Security Bancshares	200	1
*	Consumer Portfolio
	Services Inc.	500	—
	Ameriana Bancorp	77	—
*	American
	Independence Corp.	57	—
*	AmeriServ Financial Inc.	100	—
	West Bancorporation Inc.	20	—
	Eastern Insurance
	Holdings Inc.	6	—
	ShoreBancshares Inc.	5	—
	Resource America Inc.
	Class A	4	—
			709,601
Health Care (7.4%)
	Johnson & Johnson	1,096,504	69,858
	Pfizer Inc.	3,090,651	54,643
	Merck & Co. Inc.	1,221,427	39,953
	Abbott Laboratories	624,728	31,949
	Bristol-Myers Squibb Co.	682,560	21,419
	Amgen Inc.	375,165	20,615
	UnitedHealth Group Inc.	424,745	19,589
	Eli Lilly & Co.	408,459	15,101
	Medtronic Inc.	421,114	13,998
	Baxter International Inc.	229,050	12,859
*	Gilead Sciences Inc.	313,778	12,175
*	Celgene Corp.	185,494	11,486
	Allergan Inc.	124,687	10,272
	WellPoint Inc.	144,562	9,437
	Covidien plc	198,922	8,772
*	Biogen Idec Inc.	93,573	8,716
*	Thermo Fisher Scientific Inc.	151,926	7,694
*	ExpressScripts Inc.	201,335	7,463
*	Medco Health Solutions Inc.	157,667	7,393
	McKesson Corp.	99,415	7,227
	Becton Dickinson and Co.	88,617	6,497
	Cardinal Health Inc.	142,039	5,949
*	Intuitive Surgical Inc.	15,965	5,816
	Aetna Inc.	152,870	5,557
	Stryker Corp.	117,377	5,532
	Humana Inc.	68,314	4,968
	St. Jude Medical Inc.	128,879	4,664
	CIGNACorp.	110,862	4,650
*	Alexion Pharmaceuticals Inc.	67,856	4,347
*	Agilent Technologies Inc.	137,838	4,307
	AmerisourceBergen Corp.
	Class A	111,738	4,164
*	Zimmer Holdings Inc.	75,398	4,034
*	Cerner Corp.	57,860	3,965
*	Boston Scientific Corp.	617,733	3,651

			Market
			Value
		Shares	($000)
*	Forest Laboratories Inc.	115,913	3,569
*	Vertex Pharmaceuticals Inc.	76,640	3,414
*	Watson Pharmaceuticals Inc.	49,467	3,376
*	Edwards Lifesciences Corp.	46,663	3,326
*	Laboratory Corp. of
	America Holdings	40,334	3,188
	Quest Diagnostics Inc.	63,479	3,133
	CR Bard Inc.	34,855	3,051
	Perrigo Co.	31,182	3,028
*	Mylan Inc.	173,866	2,956
*	Life Technologies Corp.	71,328	2,741
*	Waters Corp.	36,041	2,721
*	Hospira Inc.	67,520	2,498
*	Cephalon Inc.	30,795	2,485
*	DaVita Inc.	38,576	2,418
*	Varian Medical Systems Inc.	46,219	2,411
*	Pharmasset Inc.	27,847	2,294
*	CareFusion Corp.	90,545	2,169
*	Henry Schein Inc.	34,565	2,143
*	Illumina Inc.	45,561	1,864
	DENTSPLY International Inc.	55,627	1,707
*	Coventry Health Care Inc.	58,925	1,698
*	Mettler-Toledo
	International Inc.	11,930	1,670
*	ResMed Inc.	56,718	1,633
*	Kinetic Concepts Inc.	24,334	1,603
*	Regeneron
	Pharmaceuticals Inc.	26,341	1,533
*	IDEXX Laboratories Inc.	21,611	1,490
*	Hologic Inc.	96,726	1,471
	Cooper Cos. Inc.	17,196	1,361
*	BioMarin Pharmaceutical Inc.	41,922	1,336
*	Allscripts Healthcare
	Solutions Inc.	71,699	1,292
*	HCA Holdings Inc.	64,008	1,290
*	Endo Pharmaceuticals
	Holdings Inc.	43,446	1,216
	Universal Health Services
	Inc. Class B	33,668	1,145
*	Mednax Inc.	17,964	1,125
	Patterson Cos. Inc.	38,701	1,108
	Omnicare Inc.	43,066	1,095
	Pharmaceutical Product
	Development Inc.	40,349	1,035
*	Gen-Probe Inc.	17,860	1,022
*	Catalyst Health Solutions Inc.	16,161	932
*	Human Genome
	Sciences Inc.	70,984	901
	Techne Corp.	13,091	890
*	Sirona Dental Systems Inc.	20,933	888
*	Cepheid Inc.	22,774	884
*	Healthspring Inc.	24,112	879
	PerkinElmer Inc.	44,206	849
	Medicis Pharmaceutical
	Corp. Class A	23,146	844

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Health Net Inc.	34,617	821
	Teleflex Inc.	15,098	812
	Lincare Holdings Inc.	35,323	795
*	Cubist Pharmaceuticals Inc.	22,195	784
*	Tenet Healthcare Corp.	189,214	781
*	HMSHoldings Corp.	31,466	767
*	Warner Chilcott plc Class A	52,292	748
*	athenahealth Inc.	12,335	735
*	Covance Inc.	16,036	729
	Quality Systems Inc.	7,494	727
*	United Therapeutics Corp.	19,354	726
*	LifePoint Hospitals Inc.	19,732	723
*	AMERIGROUPCorp.	18,531	723
*	Seattle Genetics Inc.	37,153	708
*	Onyx Pharmaceuticals Inc.	23,451	704
	Hill-Rom Holdings Inc.	23,423	703
*	Thoratec Corp.	21,514	702
*	Bio-Rad Laboratories Inc.
	Class A	7,584	688
	Owens& Minor Inc.	23,854	679
*	Health Management
	Associates Inc. Class A	94,770	656
	STERISCorp.	22,228	651
*	Salix Pharmaceuticals Ltd.	21,741	644
*	Myriad Genetics Inc.	33,175	622
*	WellCare Health Plans Inc.	16,018	608
*	Questcor
	Pharmaceuticals Inc.	22,269	607
*	Alere Inc.	30,527	600
*	Magellan Health Services Inc.	12,215	590
*	Community Health
	Systems Inc.	35,220	586
*	Incyte Corp. Ltd.	41,865	585
*	Volcano Corp.	19,700	584
*	Alkermes plc	37,231	568
*	Haemonetics Corp.	9,663	565
*	Centene Corp.	19,267	552
*	Theravance Inc.	26,620	536
*	Healthsouth Corp.	35,682	533
*	Viropharma Inc.	28,668	518
*	CharlesRiver Laboratories
	International Inc.	17,207	492
*	VCA Antech Inc.	30,584	489
*	Dendreon Corp.	54,136	487
*	Brookdale Senior Living Inc.
	Class A	38,484	483
	West Pharmaceutical
	Services Inc.	12,686	471
*	Amylin Pharmaceuticals Inc.	48,638	449
*	InterMune Inc.	21,735	439
	ChemedCorp.	7,984	439
*	PSS World Medical Inc.	22,079	435
	Masimo Corp.	19,910	431
*	Ariad Pharmaceuticals Inc.	49,013	431
*	Impax Laboratories Inc.	23,068	413

			Market
			Value
		Shares	($000)
*	PAREXEL International Corp.	21,804	413
*	Align Technology Inc.	24,954	379
*	Bruker Corp.	27,896	377
*	MAKO Surgical Corp.	10,941	374
*	Par Pharmaceutical Cos. Inc.	13,430	357
*	Medicines Co.	21,896	326
*	Isis Pharmaceuticals Inc.	46,889	318
*	CyberonicsInc.	11,175	316
*	Wright Medical Group Inc.	17,521	313
*	Zoll Medical Corp.	8,212	310
*	Luminex Corp.	13,763	305
*	Auxilium Pharmaceuticals Inc.	19,656	295
*	Acorda Therapeutics Inc.	14,667	293
*	Immunogen Inc.	26,507	290
*	NuVasive Inc.	16,774	286
*	NxStage Medical Inc.	13,695	286
	Computer Programs &
	Systems Inc.	4,294	284
*	CONMED Corp.	12,302	283
*	DexCom Inc.	23,329	280
*	Vivus Inc.	33,814	273
*	Amsurg Corp. Class A	11,967	269
	Invacare Corp.	11,671	269
*	Accretive Health Inc.	12,620	268
*	MWI Veterinary Supply Inc.	3,668	252
*	Integra LifeSciences
	Holdings Corp.	6,927	248
*	Pharmacyclics Inc.	20,707	245
*	Arthrocare Corp.	8,514	245
*	Nektar Therapeutics	49,606	241
	PDL BioPharma Inc.	42,875	238
*	Halozyme Therapeutics Inc.	38,517	236
*	ExelixisInc.	42,644	233
*	Rigel Pharmaceuticals Inc.	31,485	232
*	Optimer Pharmaceuticals Inc.	16,444	228
*	Jazz Pharmaceuticals Inc.	5,471	227
*	Medivation Inc.	12,801	217
	Meridian Bioscience Inc.	13,459	212
*	Abaxis Inc.	9,241	212
*	AkornInc.	26,869	210
*	NPS Pharmaceuticals Inc.	32,110	209
*	Neogen Corp.	5,992	208
*	Insulet Corp.	13,085	200
*	Endologix Inc.	19,877	200
*	Omnicell Inc.	14,416	199
	Analogic Corp.	4,362	198
*	Momenta
	Pharmaceuticals Inc.	17,078	196
*	Bio-Reference Labs Inc.	10,519	194
*	Hanger Orthopedic Group Inc.	9,768	184
*	HeartWare International Inc.	2,832	182
*	Orthofix International NV	5,250	181
*	Greatbatch Inc.	9,051	181
*	Sequenom Inc.	35,351	180
	Landauer Inc.	3,622	179

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	ABIOMEDInc.	15,821	174
*	Opko Health Inc.	40,274	174
*	Idenix Pharmaceuticals Inc.	34,831	174
*	Quidel Corp.	10,524	172
*	PharMerica Corp.	12,016	171
*	MannKind Corp.	45,236	171
*	Emdeon Inc. Class A	9,014	169
*	Ironwood
	Pharmaceuticals Inc.	15,160	164
*	ICU Medical Inc.	4,436	163
*	Kindred Healthcare Inc.	18,763	162
*	OraSure Technologies Inc.	20,175	161
*	AVEO Pharmaceuticals Inc.	10,424	160
*	Caliper Life Sciences Inc.	15,037	157
*	AVANIR Pharmaceuticals Inc.	54,794	157
*	Enzon Pharmaceuticals Inc.	22,156	156
*	Merit Medical Systems Inc.	11,864	156
*	MedAssets Inc.	15,968	153
*	IPC The Hospitalist Co. Inc.	4,102	146
*	Amedisys Inc.	9,784	145
*	Healthways Inc.	14,335	141
*	Neurocrine Biosciences Inc.	23,017	138
*	Air Methods Corp.	2,155	137
*	Corvel Corp.	3,220	137
*	AffymetrixInc.	27,275	134
*	Savient Pharmaceuticals Inc.	32,410	133
	Universal American Corp.	13,201	133
*	Medidata Solutions Inc.	8,049	132
*	Team Health Holdings Inc.	8,058	132
*	Emergent Biosolutions Inc.	8,354	129
*	Natus Medical Inc.	13,455	128
*	Accuray Inc.	30,976	125
*	Depomed Inc.	22,701	123
*	Curis Inc.	38,236	121
*	Conceptus Inc.	11,533	121
*	Oncothyreon Inc.	19,887	119
*	Emeritus Corp.	8,381	118
*	Neoprobe Corp.	39,702	117
*	Targacept Inc.	7,749	116
*	ExamWorksGroup Inc.	11,273	115
*	Molina Healthcare Inc.	7,376	114
*	Continucare Corp.	17,547	112
*	Spectrum
	Pharmaceuticals Inc.	14,564	111
*	Spectranetics Corp.	15,534	111
*	Biosante
	Pharmaceuticals Inc.	48,508	111
*	Ligand Pharmaceuticals Inc.
	Class B	7,920	108
*	SonoSite Inc.	3,554	108
*	Hi-Tech Pharmacal Co. Inc.	3,189	107
*	Angiodynamics Inc.	8,045	106
*	ZIOPHARMOncology Inc.	23,786	105
*	Protalix BioTherapeutics Inc.	22,695	104
	US Physical Therapy Inc.	5,545	103

			Market
			Value
		Shares	($000)
*	Geron Corp.	47,701	101
*	Arena Pharmaceuticals Inc.	68,023	99
*	Sunrise Senior Living Inc.	20,626	95
*	Hansen Medical Inc.	28,330	94
*	Merge Healthcare Inc.	15,215	93
*	Ardea Biosciences Inc.	5,818	91
*	Lexicon Pharmaceuticals Inc.	98,071	90
*	RTIBiologics Inc.	27,111	89
*	Immunomedics Inc.	27,066	87
*	Unilife Corp.	20,592	86
*	SymmetryMedical Inc.	11,163	86
*	ExactSciences Corp.	12,765	85
*	AffymaxInc.	18,818	84
*	Arqule Inc.	16,517	83
*	Triple-S Management Corp.
	Class B	4,905	82
*	Inhibitex Inc.	33,268	82
	Pain Therapeutics Inc.	17,151	82
	Ensign Group Inc.	3,504	81
*	Medcath Corp.	5,544	77
*	Sangamo Biosciences Inc.	17,508	76
*	Cell Therapeutics Inc.	70,650	75
	Assisted Living Concepts
	Inc. Class A	5,687	72
*	BioScrip Inc.	11,211	71
*	IRIS International Inc.	7,877	71
*	Micromet Inc.	14,373	69
*	Alphatec Holdings Inc.	32,544	69
*	Select Medical
	Holdings Corp.	10,209	68
*	MELA Sciences Inc.	14,259	63
*	Alnylam Pharmaceuticals Inc.	9,612	63
*	LHC Group Inc.	3,583	61
*	Sciclone Pharmaceuticals Inc.	15,358	58
*	Cadence Pharmaceuticals Inc.	8,900	58
	Cantel Medical Corp.	2,704	57
*	Kensey Nash Corp.	2,299	56
*	DynavaxTechnologies Corp.	30,175	56
*	Corcept Therapeutics Inc.	17,975	56
*	Staar Surgical Co.	7,097	55
*	Cross Country Healthcare Inc.	13,085	55
*	Gentiva Health Services Inc.	9,855	54
*	MAP Pharmaceuticals Inc.	3,696	54
*	Genomic Health Inc.	2,421	53
*	XenoPort Inc.	8,797	52
*	Capital Senior Living Corp.	8,084	50
*	Novavax Inc.	30,630	49
*	Orexigen Therapeutics Inc.	24,533	49
*	AVI BioPharma Inc.	42,865	48
*	Zalicus Inc.	48,872	48
*	AMNHealthcare Services Inc.	11,906	48
*	Biotime Inc.	10,819	48
*	American Dental Partners Inc.	4,839	47
*	ChelseaTherapeutics
	International Ltd.	12,580	46

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	SIGATechnologies Inc.	13,588	44
*	Furiex Pharmaceuticals Inc.	3,122	44
*	eResearchTechnology Inc.	9,899	44
*	CytokineticsInc.	37,148	44
*	Progenics
	Pharmaceuticals Inc.	7,258	42
*	Transcend Services Inc.	1,848	42
*	Peregrine
	Pharmaceuticals Inc.	36,967	40
*	Keryx
	Biopharmaceuticals Inc.	13,085	39
	National Healthcare Corp.	1,207	39
*	Biolase Technology Inc.	12,908	39
*	Palomar Medical
	Technologies Inc.	4,868	38
*	Allied Healthcare
	International Inc.	9,845	38
*	CryoLife Inc.	8,270	37
	Maxygen Inc.	6,677	37
*	BioCryst Pharmaceuticals Inc.	13,061	36
*	Vical Inc.	13,953	35
*	Astex Pharmaceuticals	17,363	33
*	Five Star Quality Care Inc.	12,785	32
*	Delcath Systems Inc.	8,796	29
*	Cerus Corp.	13,304	28
*	SurModics Inc.	3,082	28
*	Sun Healthcare Group Inc.	10,382	28
*	MedQuist Holdings Inc.	3,622	27
*	Almost Family Inc.	1,626	27
*	Providence Service Corp.	2,503	27
*	HealthStream Inc.	2,070	27
	Young Innovations Inc.	924	26
*	Array Biopharma Inc.	13,248	26
*	Achillion Pharmaceuticals Inc.	5,441	26
*	Cambrex Corp.	5,079	26
*	Albany Molecular
	Research Inc.	8,732	25
*	KV Pharmaceutical Co.
	Class A	17,989	24
*	Metabolix Inc.	5,387	24
*	CytoriTherapeutics Inc.	7,984	24
*	Santarus Inc.	8,222	23
*	Columbia Laboratories Inc.	11,592	23
*	Codexis Inc.	4,914	22
*	Solta Medical Inc.	17,334	22
*	ChindexInternational Inc.	2,457	22
*	Rochester Medical Corp.	2,800	21
*	Adolor Corp.	12,217	21
*	Acadia Pharmaceuticals Inc.	19,142	21
*	Obagi Medical Products Inc.	2,218	20
*	Vanda Pharmaceuticals Inc.	3,992	20
*	Medical Action Industries Inc.	3,826	19
*	PROLOR Biotech Inc.	4,597	19
*	Allos Therapeutics Inc.	10,065	19
*	Cardiovascular Systems Inc.	1,552	18

			Market
			Value
		Shares	($000)
*	Harvard Bioscience Inc.	4,108	17
*	Pacific Biosciences of
	California Inc.	5,397	17
*	Durect Corp.	10,723	17
*	XOMA Ltd.	9,780	17
*	SynovisLife Technologies Inc.	1,013	17
*	Stereotaxis Inc.	15,013	17
*	SkilledHealthcare Group Inc.	4,436	16
*	Anadys Pharmaceuticals Inc.	16,175	15
*	Inovio Pharmaceuticals Inc.	24,648	14
*	Lannett Co. Inc.	3,598	14
*	Metropolitan Health
	Networks Inc.	2,878	13
*	DyaxCorp.	10,151	13
*	Celldex Therapeutics Inc.	5,572	13
*	CytRxCorp.	38,221	13
*	Nabi Biopharmaceuticals	7,457	13
*	Biospecifics
	Technologies Corp.	766	12
*	Insmed Inc.	2,222	11
*	Anthera Pharmaceuticals Inc.	2,292	11
*	RadNet Inc.	4,124	10
*	CynosureInc. Class A	961	10
*	Osiris Therapeutics Inc.	1,872	10
*	Complete Genomics Inc.	1,626	10
*	Hooper Holmes Inc.	14,422	9
*	ISTA Pharmaceuticals Inc.	2,757	9
*	CardioNet Inc.	3,105	9
*	Alliance HealthCare
	Services Inc.	7,984	9
*	Anika Therapeutics Inc.	1,550	9
*	Pozen Inc.	3,343	8
*	Infinity Pharmaceuticals Inc.	1,127	8
*	Somaxon Pharmaceuticals Inc.	8,700	8
*	Myrexis Inc.	2,756	8
*	Apricus Biosciences Inc.	2,002	7
*	Aastrom Biosciences Inc.	3,169	7
*	SyntaPharmaceuticals Corp.	2,070	7
*	Theragenics Corp.	5,084	7
	Psychemedics Corp.	921	7
*	Dusa Pharmaceuticals Inc.	1,700	6
*	GTxInc.	1,726	6
*	Hemispherx Biopharma Inc.	18,623	6
*	Discovery Laboratories Inc.	2,762	5
*	GenVec Inc.	1,881	5
*	Repligen Corp.	1,487	5
*	Enzo Biochem Inc.	1,596	4
	Medtox Scientific Inc.	307	4
*	BioMimetic Therapeutics Inc.	1,092	4
*	Cutera Inc.	500	4
*	ExactechInc.	234	3
*	StemCells Inc.	1,515	3
*	LCA-Vision Inc.	1,400	3
*	ThermoGenesis Corp.	1,157	1
*	Alimera Sciences Inc.	178	1

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Cel-Sci Corp.	3,647	1
*	Vascular Solutions Inc.	84	1
*	AtriCure Inc.	64	1
*	Telik Inc.	1,800	1
*	Orchid Cellmark Inc.	200	1
*	Icad Inc.	400	—
			599,600
Industrials (6.5%)
	General Electric Co.	4,250,144	64,772
	United Technologies Corp.	343,239	24,150
	United Parcel Service Inc.
	Class B	306,169	19,335
	3MCo.	267,012	19,169
	Caterpillar Inc.	258,867	19,115
	Boeing Co.	288,504	17,457
	Union Pacific Corp.	192,304	15,705
	Honeywell International Inc.	302,219	13,270
	Emerson Electric Co.	302,892	12,512
	Deere & Co.	167,799	10,835
	Danaher Corp.	228,867	9,599
	Precision Castparts Corp.	56,196	8,736
	Norfolk Southern Corp.	139,264	8,498
	Lockheed Martin Corp.	115,142	8,364
	CSX Corp.	443,562	8,281
	FedEx Corp.	122,128	8,266
	Illinois Tool Works Inc.	185,616	7,722
	Tyco International Ltd.	186,064	7,582
	General Dynamics Corp.	130,675	7,434
	Cummins Inc.	75,207	6,141
	Goodrich Corp.	50,169	6,054
	Waste Management Inc.	178,197	5,802
	Northrop Grumman Corp.	109,787	5,726
	Raytheon Co.	139,618	5,706
	Eaton Corp.	131,436	4,666
	CH Robinson Worldwide Inc.	65,570	4,490
	PACCAR Inc.	132,094	4,467
	Parker Hannifin Corp.	63,422	4,004
	Fastenal Co.	113,991	3,794
	Ingersoll-Rand plc	132,015	3,708
	WW Grainger Inc.	23,857	3,568
	Dover Corp.	74,910	3,491
	ExpeditorsInternational of
	Washington Inc.	85,248	3,457
	Republic Services Inc.
	Class A	121,162	3,400
	Rockwell Collins Inc.	62,518	3,298
	Fluor Corp.	70,449	3,279
	Rockwell Automation Inc.	56,687	3,174
	Stanley Black & Decker Inc.	63,290	3,108
	ITT Corp.	71,290	2,994
	Cooper Industries plc	61,308	2,828
*	Stericycle Inc.	32,695	2,639
	L-3 Communications
	Holdings Inc.	42,098	2,609
	Joy Global Inc.	41,735	2,603

			Market
			Value
		Shares	($000)
	Roper Industries Inc.	37,336	2,573
	Southwest Airlines Co.	310,471	2,496
*	United Continental
	Holdings Inc.	123,411	2,392
*	Delta Air Lines Inc.	315,953	2,370
	Iron Mountain Inc.	74,089	2,343
*	Kansas City Southern	40,624	2,030
	AMETEKInc.	59,550	1,963
	Pall Corp.	46,005	1,951
	Textron Inc.	109,085	1,924
	Flowserve Corp.	22,337	1,653
*	Jacobs Engineering
	Group Inc.	50,337	1,625
*	Quanta Services Inc.	82,683	1,554
*	Verisk Analytics Inc. Class A	44,364	1,543
	Pitney Bowes Inc.	81,321	1,529
	EquifaxInc.	49,274	1,515
	Donaldson Co. Inc.	27,096	1,485
*	TransDigm Group Inc.	17,954	1,466
	Cintas Corp.	51,000	1,435
	KBRInc.	56,329	1,331
*	BE Aerospace Inc.	39,060	1,293
	JBHunt Transport
	Services Inc.	35,610	1,286
	Gardner Denver Inc.	19,819	1,259
	Waste Connections Inc.	37,177	1,257
	Dun & Bradstreet Corp.	20,118	1,232
*	AGCO Corp.	35,120	1,214
	Towers Watson & Co.
	Class A	20,221	1,209
	Pentair Inc.	37,249	1,192
	Robert Half International Inc.	55,748	1,183
	RR Donnelley & Sons Co.	83,013	1,172
	Manpower Inc.	30,544	1,027
	AveryDennison Corp.	40,884	1,025
	Timken Co.	30,836	1,012
	Masco Corp.	140,564	1,001
	Kennametal Inc.	30,538	1,000
	Hubbell Inc. Class B	20,174	999
	Snap-on Inc.	22,231	987
	IDEX Corp.	31,567	984
*	IHS Inc. Class A	13,123	982
	MSC Industrial Direct Co.
	Class A	17,346	979
*	WABCO Holdings Inc.	25,700	973
	Wabtec Corp.	18,373	971
*	OwensCorning	43,975	953
*	Kirby Corp.	18,039	950
*	Corrections Corp.
	of America	40,159	911
*	Clean Harbors Inc.	17,697	908
*	Hertz Global Holdings Inc.	100,192	892
*	URS Corp.	29,964	889
	SPXCorp.	19,505	884
	Lincoln Electric Holdings Inc.	29,904	867

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Nielsen Holdings NV	33,164	865
	Nordson Corp.	21,674	861
*	Copart Inc.	21,598	845
*	Sensata Technologies
	Holding NV	31,899	844
*	Foster Wheeler AG	46,213	822
*	Navistar International Corp.	25,485	819
*	Hexcel Corp.	36,925	818
	Graco Inc.	23,330	796
*	Babcock & Wilcox Co.	40,153	785
	CLARCORInc.	18,387	761
*	Alaska Air Group Inc.	13,365	752
	RyderSystem Inc.	19,984	750
	Covanta Holding Corp.	49,248	748
	Carlisle Cos. Inc.	22,865	729
*	Thomas & Betts Corp.	18,221	727
*	Polypore International Inc.	12,796	723
	Triumph Group Inc.	14,766	720
	Landstar System Inc.	17,943	710
*	Spirit Aerosystems
	Holdings Inc. Class A	44,177	705
*	AECOM Technology Corp.	39,748	702
*	Genesee & Wyoming Inc.
	Class A	14,715	685
	Alliant Techsystems Inc.	12,424	677
	Regal-Beloit Corp.	14,923	677
*	Teledyne Technologies Inc.	13,618	665
	Trinity Industries Inc.	30,854	661
	Valmont Industries Inc.	8,233	642
	Crane Co.	17,593	628
*	Dollar Thrifty Automotive
	Group Inc.	10,890	613
	Woodward Inc.	22,003	603
*	FTIConsulting Inc.	16,295	600
*	Esterline Technologies Corp.	11,398	591
*	ShawGroup Inc.	27,165	591
	Harsco Corp.	29,953	581
	Acuity Brands Inc.	16,081	580
*	Acacia Research–
	Acacia Technologies	16,065	578
	Toro Co.	11,670	575
	Alexander & Baldwin Inc.	15,535	567
*	GrafTech International Ltd.	43,521	553
	Mueller Industries Inc.	14,262	550
*	WESCO International Inc.	16,181	543
	Robbins & Myers Inc.	15,400	535
*	Oshkosh Corp.	33,865	533
	Actuant Corp. Class A	25,932	512
	Brady Corp. Class A	18,779	496
	UTi Worldwide Inc.	37,899	494
*	EMCORGroup Inc.	24,138	491
*	CoStar Group Inc.	9,401	489
	Watsco Inc.	9,537	487
	AO Smith Corp.	15,157	485
*	Moog Inc. Class A	14,849	484

			Market
			Value
		Shares	($000)
*	ChartIndustries Inc.	11,471	484
*	General Cable Corp.	20,635	482
	GATX Corp.	15,478	480
*	Middleby Corp.	6,716	473
	Curtiss-Wright Corp.	16,388	472
*	Old Dominion Freight
	Line Inc.	15,959	462
*	Geo Group Inc.	24,723	459
	Con-way Inc.	20,617	456
	United Stationers Inc.	16,662	454
	Belden Inc.	17,511	452
*	Tetra Tech Inc.	23,236	435
	Lennox International Inc.	16,849	434
*	Huntington Ingalls
	Industries Inc.	17,186	418
	Rollins Inc.	22,235	416
*	Terex Corp.	40,508	416
*	JetBlue Airways Corp.	99,768	409
	Brink’s Co.	17,222	401
	Corporate Executive
	Board Co.	13,182	393
*	United Rentals Inc.	23,199	391
	Applied Industrial
	Technologies Inc.	14,380	391
*	HUBGroup Inc. Class A	13,654	386
*	AvisBudget Group Inc.	39,752	384
*	Advisory Board Co.	5,914	382
	Healthcare Services
	Group Inc.	23,630	381
	Simpson Manufacturing
	Co. Inc.	15,036	375
*	EnerSys	18,718	375
*	MasTec Inc.	21,051	371
*	AMRCorp.	124,053	367
	Herman Miller Inc.	20,259	362
	Mine Safety Appliances Co.	13,354	360
	HNICorp.	18,656	357
	Kaydon Corp.	12,190	350
*	II-VI Inc.	19,899	348
	Werner Enterprises Inc.	16,691	348
	ABMIndustries Inc.	17,735	338
	Macquarie Infrastructure
	Co. LLC	15,039	337
*	US Airways Group Inc.	61,060	336
	Barnes Group Inc.	17,341	334
	Deluxe Corp.	17,794	331
*	Atlas Air Worldwide
	Holdings Inc.	9,764	325
	Manitowoc Co. Inc.	47,128	316
	Knight Transportation Inc.	23,188	309
	Heartland Express Inc.	20,270	275
	Forward Air Corp.	10,759	274
*	SYKES Enterprises Inc.	18,198	272
	Watts Water Technologies
	Inc. Class A	10,169	271

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Ameron International Corp.	3,179	270
	Raven Industries Inc.	5,471	264
	Interface Inc. Class A	21,949	260
*	DigitalGlobe Inc.	13,363	260
	Granite Construction Inc.	13,723	258
	HEICO Corp.	5,198	256
	Franklin Electric Co. Inc.	6,949	252
*	Beacon Roofing Supply Inc.	15,506	248
*	Orbital Sciences Corp.	19,221	246
*	Meritor Inc.	34,642	245
	Kaman Corp.	8,613	240
*	Ceradyne Inc.	8,831	237
	Seaboard Corp.	130	234
	AAR Corp.	14,011	234
	Armstrong World
	Industries Inc.	6,769	233
	ESCO Technologies Inc.	9,078	231
*	RBCBearings Inc.	6,784	231
	Knoll Inc.	16,782	230
	Briggs & Stratton Corp.	17,001	230
*	Mobile Mini Inc.	13,899	228
	Cubic Corp.	5,840	228
*	EnPro Industries Inc.	7,682	228
*	DycomIndustries Inc.	14,853	227
*	Blount International Inc.	16,292	218
*	Huron Consulting Group Inc.	6,971	217
*	3D Systems Corp.	15,383	215
	HEICO Corp. Class A	6,177	208
	American Science &
	Engineering Inc.	3,401	208
	Tennant Co.	5,840	207
	Titan International Inc.	13,769	207
	Lindsay Corp.	3,830	206
	Unifirst Corp.	4,510	204
	Insperity Inc.	9,167	204
*	Allegiant Travel Co. Class A	4,326	204
*	USG Corp.	30,015	202
	Aircastle Ltd.	21,015	200
	Steelcase Inc. Class A	31,587	199
*	Higher One Holdings Inc.	12,218	199
	SkywestInc.	17,101	197
*	TrueBlue Inc.	17,276	196
*	A123 Systems Inc.	55,736	192
*	Korn/Ferry International	15,600	190
*	Colfax Corp.	9,315	189
	McGrath Rentcorp	7,910	188
	Arkansas Best Corp.	11,227	181
*	GeoEye Inc.	6,335	180
*	Astec Industries Inc.	6,094	178
	Resources Connection Inc.	18,113	177
*	SwiftTransportation Co.	27,274	176
	TAL International Group Inc.	6,942	173
*	Interline Brands Inc.	13,384	172
*	Griffon Corp.	20,988	172
*	ExponentInc.	4,078	169

			Market
			Value
		Shares	($000)
*	Navigant Consulting Inc.	17,801	165
	Tutor Perini Corp.	13,972	161
	Universal Forest Products Inc.	6,669	160
	Standex International Corp.	5,101	159
*	Amerco Inc.	2,534	158
	Albany International Corp.	8,518	155
*	Insituform Technologies Inc.
	Class A	13,381	155
	AAON Inc.	9,681	152
	Gorman-Rupp Co.	5,962	147
	CIRCORInternational Inc.	4,953	145
*	KforceInc.	14,643	144
*	Wabash National Corp.	29,904	143
*	Aerovironment Inc.	5,056	142
*	Force Protection Inc.	36,473	140
*	EnergySolutions Inc.	39,626	140
*	KAR Auction Services Inc.	11,544	140
	AZZ Inc.	3,559	138
*	Altra Holdings Inc.	11,533	133
	John Bean Technologies Corp.	9,315	133
	Badger Meter Inc.	4,570	132
	G&KServices Inc. Class A	5,130	131
*	Rush Enterprises Inc. Class A	9,162	130
	Quanex Building
	Products Corp.	11,821	129
*	CBIZInc.	19,608	129
	Cascade Corp.	3,844	128
*	Layne Christensen Co.	5,551	128
*	Sauer-Danfoss Inc.	4,436	128
*	Generac Holdings Inc.	6,629	125
	Encore Wire Corp.	5,951	122
*	Kadant Inc.	6,587	117
*	H&EEquipment Services Inc. 14,115		116
*	MYR Group Inc.	6,504	115
	Mueller Water Products Inc.
	Class A	45,546	113
	Comfort Systems USA Inc.	13,529	113
	Federal Signal Corp.	25,234	112
*	Consolidated Graphics Inc.	3,031	111
	Tredegar Corp.	7,434	110
	Viad Corp.	6,467	110
	Sun Hydraulics Corp.	5,346	109
*	Titan Machinery Inc.	6,062	108
*	RSC Holdings Inc.	14,786	105
*	InnerWorkings Inc.	13,402	105
*	Genco Shipping &
	Trading Ltd.	13,387	105
	US Ecology Inc.	6,580	102
*	Capstone Turbine Corp.	100,392	100
	Apogee Enterprises Inc.	11,455	98
	National Presto Industries Inc.	1,116	97
*	FreightCar America Inc.	6,665	96
*	Mistras Group Inc.	5,397	95
*	Team Inc.	4,499	94
*	ICF International Inc.	4,977	94

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	M&F Worldwide Corp.	3,770	93
*	Taser International Inc.	21,268	92
*	Global Power Equipment
	Group Inc.	3,812	89
	Ennis Inc.	6,467	84
*	Lydall Inc.	9,363	83
*	Trimas Corp.	5,586	83
	Miller Industries Inc.	4,765	83
*	Powell Industries Inc.	2,611	81
	Alamo Group Inc.	3,875	81
	Vicor Corp.	9,037	79
	Kelly Services Inc. Class A	6,856	78
	Graham Corp.	4,657	77
*	Furmanite Corp.	14,296	77
*	Metalico Inc.	19,665	77
*	APACCustomer Services Inc.	8,897	76
	Great Lakes Dredge &
	Dock Corp.	18,361	75
	Heidrick & Struggles
	International Inc.	4,491	74
*	Columbus McKinnon Corp.	6,619	73
*	Pendrell Corp.	32,177	72
*	GenCorp Inc.	15,792	71
*	Accuride Corp.	13,456	69
	Multi-Color Corp.	3,021	68
*	Greenbrier Cos. Inc.	5,781	67
	Celadon Group Inc.	7,516	67
	Marten Transport Ltd.	3,809	66
	NACCO Industries Inc.
	Class A	1,018	65
*	American
	Superconductor Corp.	15,827	62
*	Fuel Tech Inc.	10,246	60
*	RailAmerica Inc.	4,570	60
*	School Specialty Inc.	8,196	58
*	Gibraltar Industries Inc.	7,158	58
*	Trex Co. Inc.	3,622	58
*	Sterling Construction Co. Inc.	4,870	54
*	Astronics Corp.	1,887	53
*	Hawaiian Holdings Inc.	12,568	53
*	Kratos Defense &
	Security Solutions Inc.	7,726	52
*	EnerNOC Inc.	5,692	51
*	Commercial Vehicle
	Group Inc.	7,550	50
	LB Foster Co. Class A	2,230	50
	Intersections Inc.	3,804	49
*	Air Transport Services
	Group Inc.	11,276	49
*	Saia Inc.	4,549	48
*	ACCO Brands Corp.	9,973	48
*	Energy Recovery Inc.	15,719	47
*	On Assignment Inc.	6,644	47
*	LMI Aerospace Inc.	2,689	46
	Houston Wire & Cable Co.	3,955	45

			Market
			Value
		Shares	($000)
*	Standard Parking Corp.	2,895	45
*	Cenveo Inc.	14,946	45
*	Odyssey Marine
	Exploration Inc.	18,220	45
	CDI Corp.	4,150	44
	Primoris Services Corp.	4,161	44
	Ducommun Inc.	2,847	43
*	Orion Marine Group Inc.	7,245	42
	Twin Disc Inc.	1,566	42
*	Dolan Co.	4,513	41
*	GPStrategies Corp.	3,918	39
	Douglas Dynamics Inc.	2,957	38
	Ampco-Pittsburgh Corp.	1,811	37
*	PMFG Inc.	2,336	37
	Met-Pro Corp.	4,237	36
*	Republic Airways
	Holdings Inc.	12,652	36
*	Perma-Fix Environmental
	Services	29,544	35
*	Flow International Corp.	15,882	35
	Baltic Trading Ltd.	7,541	35
*	Casella Waste Systems Inc.
	Class A	6,501	34
*	Key Technology Inc.	2,887	34
*	American Reprographics Co.	9,779	33
	Kimball International Inc.
	Class B	6,751	33
*	CRA International Inc.	1,634	33
*	FuelCell Energy Inc.	38,632	32
*	Valence Technology Inc.	31,020	32
*	Park-Ohio Holdings Corp.	2,666	32
*	DXP Enterprises Inc.	1,630	31
	Aceto Corp.	5,781	31
	DynamicMaterials Corp.	1,886	30
*	Active Power Inc.	22,928	30
*	Roadrunner Transportation
	Systems Inc.	2,144	29
*	NN Inc.	5,530	28
*	Ultralife Corp.	5,585	28
*	CAI International Inc.	2,284	27
*	Eagle Bulk Shipping Inc.	16,806	26
*	American Railcar
	Industries Inc.	1,626	25
	American Woodmark Corp.	1,990	24
	SeaCube Container
	Leasing Ltd.	1,938	23
*	Northwest Pipe Co.	1,147	23
*	NCI Building Systems Inc.	3,075	23
	Insteel Industries Inc.	2,258	23
*	Pike Electric Corp.	3,271	22
*	Quality Distribution Inc.	2,392	21
*	Pacer International Inc.	5,703	21
*	Michael Baker Corp.	1,109	21
*	Ameresco Inc. Class A	2,037	21
*	Hill International Inc.	4,016	19

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Satcon Technology Corp.	19,517	19
*	WCA Waste Corp.	4,309	18
*	Builders FirstSource Inc.	14,036	18
*	PowerSecure
	International Inc.	3,179	15
*	Hudson Highland Group Inc.	4,098	14
*	UQM Technologies Inc.	8,095	14
	VSE Corp.	517	13
	LS Starrett Co. Class A	1,200	13
	International
	Shipholding Corp.	613	11
*	Tecumseh Products Co.
	Class A	1,536	11
*	Xerium Technologies Inc.	1,000	10
	LSI Industries Inc.	1,654	10
*	Coleman Cable Inc.	1,183	10
*	Ener1 Inc.	71,890	10
*	Plug Power Inc.	5,237	10
*	Altair Nanotechnologies Inc.	6,173	8
	Schawk Inc. Class A	758	7
*	ATCross Co. Class A	642	7
*	Lime Energy Co.	1,942	6
*	Pinnacle Airlines Corp.	1,945	6
	Standard Register Co.	2,249	6
*	Applied Energetics Inc.	25,342	5
*	Broadwind Energy Inc.	15,589	5
*	Magnetek Inc.	5,260	5
	Courier Corp.	648	4
*	TRC Cos. Inc.	1,406	4
*	Hurco Cos. Inc.	156	3
	Preformed Line Products Co.	61	3
*	BlueLinx Holdings Inc.	1,769	3
	Lawson Products Inc.	179	2
*	Hoku Corp.	1,355	2
*	Orion Energy Systems Inc.	642	2
*	SLIndustries Inc.	100	2
*	Covenant Transportation
	Group Inc. Class A	356	1
*	Patriot Transportation
	Holding Inc.	60	1
*	Omega Flex Inc.	60	1
*	USA Truck Inc.	100	1
*	PAM Transportation
	Services Inc.	76	1
	Hardinge Inc.	67	1
	Virco Manufacturing	95	—
	Barrett Business Services Inc.	1	—
			525,470
Information Technology (11.7%)
*	Apple Inc.	380,795	145,151
	International Business
	Machines Corp.	488,162	85,443
	Microsoft Corp.	2,966,579	73,838
*	Google Inc. Class A	101,466	52,192
	Intel Corp.	2,131,018	45,455
	Oracle Corp.	1,579,913	45,407

			Market
			Value
		Shares	($000)
	Cisco Systems Inc.	2,216,340	34,331
	Qualcomm Inc.	670,067	32,585
	Hewlett-Packard Co.	856,142	19,220
	Visa Inc. Class A	205,267	17,595
*	EMCCorp.	831,070	17,444
*	eBayInc.	466,799	13,766
	Accenture plc Class A	260,335	13,714
	Mastercard Inc. Class A	42,366	13,437
	Texas Instruments Inc.	455,969	12,152
*	Dell Inc.	676,054	9,566
	Automatic Data
	Processing Inc.	199,737	9,418
	Corning Inc.	627,233	7,753
*	Cognizant Technology
	Solutions Corp. Class A	121,789	7,636
	Broadcom Corp. Class A	192,718	6,416
*	Yahoo! Inc.	487,182	6,411
*	Salesforce.com Inc.	51,650	5,903
*	Intuit Inc.	116,623	5,533
	Applied Materials Inc.	531,367	5,500
	Motorola Solutions Inc.	119,957	5,026
*	SymantecCorp.	300,554	4,899
*	Adobe Systems Inc.	202,568	4,896
*	NetApp Inc.	144,193	4,894
	TE Connectivity Ltd.	163,155	4,591
*	Citrix Systems Inc.	75,886	4,138
*	Motorola Mobility
	Holdings Inc.	109,434	4,134
	Altera Corp.	130,987	4,130
	Xerox Corp.	552,830	3,853
	Western Union Co.	251,003	3,838
*	SanDisk Corp.	95,078	3,836
	Analog Devices Inc.	120,591	3,768
*	Juniper Networks Inc.	215,605	3,721
*	Teradata Corp.	65,831	3,524
	Paychex Inc.	128,496	3,388
*	Red Hat Inc.	75,411	3,187
	CA Inc.	161,077	3,127
*	Fiserv Inc.	58,241	2,957
*	NVIDIA Corp.	235,860	2,948
	Amphenol Corp. Class A	71,325	2,908
	Xilinx Inc.	103,989	2,853
*	Marvell Technology
	Group Ltd.	193,789	2,816
*	Electronic Arts Inc.	134,231	2,745
*	BMC Software Inc.	71,072	2,741
	AvagoTechnologies Ltd.	82,033	2,688
	KLA-TencorCorp.	67,867	2,598
*	Autodesk Inc.	93,440	2,596
	Maxim Integrated
	Products Inc.	110,065	2,568
*	VMwareInc. Class A	30,928	2,486
	Linear Technology Corp.	89,877	2,485
	Fidelity National Information
	Services Inc.	100,297	2,439
*	Western Digital Corp.	91,403	2,351

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	F5 Networks Inc.	32,837	2,333
	Microchip Technology Inc.	74,830	2,328
	Activision Blizzard Inc.	192,002	2,285
	VeriSign Inc.	64,427	1,843
*	Nuance
	Communications Inc.	89,959	1,832
*	Micron Technology Inc.	360,539	1,817
*	Rovi Corp.	41,849	1,799
*	Alliance Data Systems Corp.	18,923	1,754
*	Lam Research Corp.	46,104	1,751
*	Varian Semiconductor
	Equipment Associates Inc.	28,357	1,734
	Harris Corp.	50,533	1,727
*	ANSYSInc.	34,216	1,678
	Computer Sciences Corp.	62,275	1,672
	Seagate Technology plc	159,101	1,636
*	Informatica Corp.	39,746	1,628
	FLIRSystems Inc.	64,291	1,611
*	Flextronics
	International Ltd.	281,145	1,583
*	EquinixInc.	17,457	1,551
*	Trimble Navigation Ltd.	45,353	1,522
*	AvnetInc.	57,580	1,502
*	AkamaiTechnologies Inc.	74,802	1,487
	Factset Research
	Systems Inc.	16,214	1,443
*	First Solar Inc.	22,554	1,426
	Jabil Circuit Inc.	78,464	1,396
*	TIBCO Software Inc.	61,345	1,374
*	Atmel Corp.	169,912	1,371
*	VeriFone Systems Inc.	38,549	1,350
	Solera Holdings Inc.	26,676	1,347
*	SynopsysInc.	54,694	1,332
*	SAIC Inc.	112,073	1,324
*	MICROS Systems Inc.	30,107	1,322
*	Rackspace Hosting Inc.	38,417	1,312
*	IAC/InterActiveCorp	31,607	1,250
*	SkyworksSolutions Inc.	69,304	1,243
*	LSI Corp.	237,444	1,230
*	Advanced Micro
	Devices Inc.	238,452	1,211
*	Polycom Inc.	65,264	1,199
*	Arrow Electronics Inc.	43,137	1,198
*	ONSemiconductor Corp.	164,985	1,183
	Global Payments Inc.	28,848	1,165
*	Gartner Inc.	32,438	1,131
*	Netlogic Microsystems Inc.	22,890	1,101
	Total System Services Inc.	64,048	1,084
*	Riverbed Technology Inc.	54,170	1,081
*	Cree Inc.	40,642	1,056
*	NCR Corp.	59,550	1,006
*	Ariba Inc.	36,040	999
*	Acme Packet Inc.	22,987	979
*	Ingram Micro Inc.	59,986	968
*	Cadence Design
	Systems Inc.	100,365	927

			Market
			Value
		Shares	($000)
*	Novellus Systems Inc.	33,977	926
	Broadridge Financial
	Solutions Inc.	45,964	926
*	JDS Uniphase Corp.	92,517	922
	Cypress
	Semiconductor Corp.	60,529	906
	Jack Henry & Associates Inc.	30,655	888
*	Lexmark International Inc.
	Class A	31,560	853
	Molex Inc.	41,697	849
	National Instruments Corp.	36,400	832
*	Teradyne Inc.	73,895	814
	InterDigital Inc.	16,815	783
*	Brocade Communications
	Systems Inc.	176,713	763
*	Tech Data Corp.	17,406	752
*	Universal Display Corp.	15,275	732
*	Compuware Corp.	91,403	700
*	NeuStar Inc. Class A	27,666	696
*	Parametric Technology Corp.	44,187	680
*	RF Micro Devices Inc.	102,470	650
*	Zebra Technologies Corp.	20,839	645
	Diebold Inc.	23,401	644
*	Concur Technologies Inc.	17,157	639
*	WebMD Health Corp.	21,180	639
*	Aruba Networks Inc.	30,275	633
	Tellabs Inc.	144,734	621
*	SuccessFactors Inc.	26,825	617
	DST Systems Inc.	13,984	613
	ADTRAN Inc.	23,031	609
	MercadoLibre Inc.	11,163	600
*	Finisar Corp.	33,697	591
*	Blackboard Inc.	13,147	587
*	QLIK Technologies Inc.	26,992	585
*	CommVault Systems Inc.	15,588	578
*	Fortinet Inc.	33,957	570
*	Dolby Laboratories Inc.
	Class A	19,902	546
*	Silicon Laboratories Inc.	15,952	535
*	CACI International Inc.
	Class A	10,646	532
*	PMC - Sierra Inc.	88,181	527
*	Wright Express Corp.	13,812	525
	Anixter International Inc.	11,052	524
	Plantronics Inc.	18,212	518
*	Fairchild Semiconductor
	International Inc. Class A	47,402	512
*	Semtech Corp.	24,244	512
*	Hittite Microwave Corp.	10,435	508
*	International Rectifier Corp.	27,268	508
*	Rambus Inc.	36,227	507
*	Microsemi Corp.	31,415	502
*	Viasat Inc.	14,978	499
*	MEMC Electronic
	Materials Inc.	94,575	496
*	QLogic Corp.	39,006	495

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Aspen Technology Inc.	32,239	492
	Intersil Corp. Class A	47,600	490
*	Cavium Inc.	17,950	485
*	ValueClick Inc.	30,674	477
*	AOL Inc.	39,593	475
*	Vishay Intertechnology Inc.	56,461	472
*	Itron Inc.	15,886	469
	j2 Global
	Communications Inc.	17,391	468
*	IPG Photonics Corp.	10,669	463
	MAXIMUS Inc.	13,150	459
*	Arris Group Inc.	44,444	458
	Lender Processing
	Services Inc.	32,927	451
*	Progress Software Corp.	25,352	445
*	VistaPrint NV	16,079	435
*	FEI Co.	14,314	429
*	Convergys Corp.	44,778	420
*	TiVo Inc.	44,912	419
*	Coherent Inc.	9,753	419
*	SolarWinds Inc.	18,938	417
*	Ultimate Software Group Inc.	8,924	417
	Sapient Corp.	40,802	414
*	Cymer Inc.	10,972	408
	Cognex Corp.	15,039	408
	MKS Instruments Inc.	18,755	407
*	Ciena Corp.	36,070	404
*	Taleo Corp. Class A	15,388	396
*	Quest Software Inc.	24,368	387
*	JDA Software Group Inc.	16,485	386
*	Take-Two Interactive
	Software Inc.	29,424	374
*	CoreLogic Inc.	34,862	372
*	Veeco Instruments Inc.	15,218	371
*	MicroStrategy Inc. Class A	3,254	371
	Blackbaud Inc.	16,558	369
*	Cirrus Logic Inc.	24,072	355
*	ACI Worldwide Inc.	12,864	354
*	Netgear Inc.	13,666	354
*	Monster Worldwide Inc.	49,232	353
	Littelfuse Inc.	8,582	345
*	Mentor Graphics Corp.	35,698	343
*	Plexus Corp.	15,086	341
	Power Integrations Inc.	11,080	339
	Fair Isaac Corp.	15,071	329
*	GT Advanced
	Technologies Inc.	46,650	327
*	Digital River Inc.	15,781	327
*	Entegris Inc.	51,108	326
*	Omnivision Technologies Inc.	22,372	314
*	Integrated Device
	Technology Inc.	60,411	311
*	TriQuint Semiconductor Inc.	61,974	311
*	Acxiom Corp.	28,586	304
*	Cabot Microelectronics Corp.	8,729	300

			Market
			Value
		Shares	($000)
*	Cardtronics Inc.	12,923	296
*	Euronet Worldwide Inc.	18,556	292
	Comtech
	Telecommunications Corp.	10,387	292
*	OpenTable Inc.	6,313	290
*	Tyler Technologies Inc.	11,323	286
*	EchoStar Corp. Class A	12,591	285
	Molex Inc. Class A	16,782	283
*	Silicon Image Inc.	47,489	279
*	Benchmark Electronics Inc.	21,155	275
*	Scansource Inc.	9,254	274
	Syntel Inc.	6,250	270
*	Manhattan Associates Inc.	7,984	264
*	Spansion Inc. Class A	21,582	264
*	Synaptics Inc.	10,914	261
*	Advent Software Inc.	12,374	258
*	Lattice Semiconductor Corp.	48,961	257
*	Electronics for Imaging Inc.	19,063	257
*	Checkpoint Systems Inc.	18,852	256
	Heartland Payment
	Systems Inc.	12,964	256
	Mantech International Corp.
	Class A	8,058	253
*	Ancestry.com Inc.	10,758	253
*	RightNow Technologies Inc.	7,541	249
*	Insight Enterprises Inc.	16,115	244
*	Ebix Inc.	16,590	244
	Earthlink Inc.	36,855	241
*	Rogers Corp.	6,136	240
*	Infinera Corp.	31,079	240
*	Websense Inc.	13,666	236
*	S1 Corp.	25,699	236
*	DealerTrack Holdings Inc.	14,805	232
*	Diodes Inc.	12,937	232
*	Tessera Technologies Inc.	19,281	230
*	Sourcefire Inc.	8,599	230
	AVX Corp.	19,306	229
	Brooks Automation Inc.	27,751	226
*	Unisys Corp.	14,320	225
*	Brightpoint Inc.	24,325	224
*	BroadSoft Inc.	7,365	224
*	Sanmina-SCI Corp.	33,443	223
	OPNET Technologies Inc.	6,394	223
*	OSI Systems Inc.	6,659	223
*	Bottomline Technologies Inc.	11,015	222
*	Synchronoss
	Technologies Inc.	8,871	221
*	RealPage Inc.	10,297	211
*	Constant Contact Inc.	12,147	210
*	Power-One Inc.	46,617	210
	Forrester Research Inc.	6,425	209
*	Amkor Technology Inc.	46,541	203
*	Maxwell Technologies Inc.	10,941	201
*	ATMI Inc.	12,654	200
*	Rofin-Sinar Technologies Inc.	10,371	199

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	Blue Coat Systems Inc.	14,219	197
*	TNS Inc.	10,424	196
*	SYNNEX Corp.	7,467	196
	NIC Inc.	16,856	193
*	Liquidity Services Inc.	5,761	185
*	FARO Technologies Inc.	5,840	184
*	LivePerson Inc.	18,210	181
*	NetSuite Inc.	6,707	181
*	Emulex Corp.	27,915	179
*	Applied Micro Circuits Corp.	33,242	179
*	VirnetX Holding Corp.	11,681	175
*	Dice Holdings Inc.	21,735	170
*	CSG Systems
	International Inc.	13,417	170
*	LogMeIn Inc.	4,953	165
*	FleetCor Technologies Inc.	6,209	163
	Micrel Inc.	17,177	163
*	Harmonic Inc.	37,757	161
*	Sonus Networks Inc.	74,060	161
*	Kulicke & Soffa
	Industries Inc.	21,464	160
*	Loral Space &
	Communications Inc.	3,179	159
*	KITDigital Inc.	18,926	159
*	Fabrinet	8,473	158
*	Quantum Corp.	86,793	157
	MTS Systems Corp.	5,116	157
*	Infospace Inc.	18,739	157
*	Ceva Inc.	6,433	156
*	Silicon Graphics
	International Corp.	13,085	156
	SycamoreNetworks Inc.	8,613	155
	Pegasystems Inc.	4,879	149
*	Kenexa Corp.	9,518	149
*	comScore Inc.	8,797	148
*	DG FastChannel Inc.	8,699	147
*	TTM Technologies Inc.	15,451	147
	Black Box Corp.	6,875	147
*	Standard Microsystems Corp.	7,541	146
*	Volterra Semiconductor Corp.	7,536	145
*	Freescale Semiconductor
	Holdings I Ltd.	13,083	144
*	Accelrys Inc.	23,627	143
*	Electro Scientific
	Industries Inc.	11,964	142
	iGate Corp.	12,158	140
*	DTSInc.	5,647	140
*	Magma Design
	Automation Inc.	30,606	139
*	Verint Systems Inc.	5,230	138
*	Tekelec	22,704	137
*	Stratasys Inc.	7,393	137
	EPIQSystems Inc.	10,907	137
*	SS&C Technologies
	Holdings Inc.	9,389	134

			Market
			Value
		Shares	($000)
*	IXYS Corp.	12,119	132
*	STECInc.	12,898	131
*	ExlServiceHoldings Inc.	5,894	130
*	Formfactor Inc.	20,719	129
*	TeleTech Holdings Inc.	8,275	126
	United Online Inc.	23,981	125
*	LoopNet Inc.	7,307	125
*	Monolithic Power
	Systems Inc.	12,283	125
*	ExarCorp.	21,788	124
*	RealD Inc.	12,963	121
*	Intermec Inc.	18,359	120
*	Ultratech Inc.	6,949	119
	Park Electrochemical Corp.	5,568	119
*	Oplink Communications Inc.	7,807	118
	CTSCorp.	14,490	118
*	Rudolph Technologies Inc.	17,589	118
*	Newport Corp.	10,838	117
	Electro Rent Corp.	8,421	116
*	PROS Holdings Inc.	9,004	116
*	Interactive Intelligence Group	4,037	110
*	Netscout Systems Inc.	9,463	108
*	Monotype Imaging
	Holdings Inc.	8,782	107
*	ExtremeNetworks	39,891	106
	Daktronics Inc.	12,212	105
*	AvidTechnology Inc.	13,459	104
*	LTX-Credence Corp.	19,600	104
*	QuinStreet Inc.	9,926	103
*	Entropic
	Communications Inc.	24,754	102
*	Vocus Inc.	6,086	102
	Keynote Systems Inc.	4,810	102
*	Ixia	13,130	101
*	Anaren Inc.	4,942	95
*	Measurement
	Specialties Inc.	3,625	94
*	Advanced Energy
	Industries Inc.	10,794	93
	RealNetworks Inc.	11,020	93
*	Globecomm Systems Inc.	6,850	93
*	Zix Corp.	34,525	92
*	Openwave Systems Inc.	58,266	91
*	IntraLinks Holdings Inc.	12,021	90
*	Move Inc.	61,990	90
*	Advanced Analogic
	Technologies Inc.	20,588	89
*	Nanometrics Inc.	6,065	88
*	Mercury Computer
	Systems Inc.	7,269	84
*	Echelon Corp.	11,627	82
	Rimage Corp.	6,427	81
*	Kemet Corp.	11,252	80
*	Hackett Group Inc.	19,889	74
*	Oclaro Inc.	20,290	74

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Stamps.com Inc.	3,541	72
	Pulse Electronics Corp.	25,215	72
*	Calix Inc.	9,167	72
*	MIPS Technologies Inc.
	Class A	14,746	71
*	Limelight Networks Inc.	30,164	71
*	CIBERInc.	23,403	71
*	Integrated Silicon
	Solution Inc.	8,758	68
*	Imation Corp.	9,321	68
	Methode Electronics Inc.	9,015	67
	Marchex Inc. Class B	7,732	66
*	Sigma Designs Inc.	8,280	65
*	Net 1 UEPS Technologies Inc.	9,969	65
*	Kopin Corp.	18,852	65
*	Internap Network
	Services Corp.	13,070	64
*	ZygoCorp.	5,560	64
*	SunPower Corp. Class B	8,590	63
*	Photronics Inc.	12,642	63
*	Actuate Corp.	11,395	63
*	Super Micro Computer Inc.	4,755	60
*	Ness Technologies Inc.	7,625	58
*	NVE Corp.	961	58
*	Powerwave
	Technologies Inc.	33,673	58
*	VASCO Data Security
	International Inc.	11,273	58
*	Saba Software Inc.	9,520	55
*	Vishay Precision Group Inc.	4,153	55
	Renaissance Learning Inc.	3,228	54
*	Perficient Inc.	7,333	54
*	Multi-Fineline Electronix Inc.	2,671	53
*	THQ Inc.	30,527	53
*	Wave Systems Corp.
	Class A	22,377	52
*	Seachange International Inc.	6,639	51
*	Mindspeed Technologies Inc.	9,795	51
*	Rubicon Technology Inc.	4,658	51
*	OCZ Technology Group Inc.	10,424	51
	ModusLink Global
	Solutions Inc.	14,268	50
*	Digi International Inc.	4,377	48
*	Westell Technologies Inc.
	Class A	22,253	48
*	ShoreTelInc.	9,621	48
*	AxcelisTechnologies Inc.	38,435	46
*	FalconStor Software Inc.	15,678	46
*	XO Group Inc.	5,563	45
*	Immersion Corp.	7,599	45
*	Lionbridge Technologies Inc.	17,998	44
	Ipass Inc.	34,458	43
	Cohu Inc.	4,300	42
*	Global Cash Access
	Holdings Inc.	16,553	42

			Market
			Value
		Shares	($000)
*	Envestnet Inc.	4,163	42
*	Convio Inc.	4,919	41
*	Novatel Wireless Inc.	13,623	41
*	MoneyGram
	International Inc.	17,501	41
*	DemandTec Inc.	6,204	41
*	Virtusa Corp.	2,957	39
*	DynamicsResearch Corp.	4,309	38
*	Cray Inc.	7,227	38
*	AviatNetworks Inc.	15,947	37
*	Aeroflex Holding Corp.	4,090	37
*	Web.com Group Inc.	5,164	36
	Cass Information Systems Inc.	1,152	36
	DDi Corp.	4,903	36
*	SymmetricomInc.	8,079	35
*	Glu Mobile Inc.	16,484	35
*	Emcore Corp.	34,730	34
*	TeleCommunication
	Systems Inc. Class A	9,734	34
*	Pericom Semiconductor Corp.	4,447	33
*	KVH Industries Inc.	4,163	33
	Telular Corp.	5,300	31
*	Dot Hill Systems Corp.	20,344	31
*	CalAmp Corp.	9,202	30
*	TeleNav Inc.	3,327	30
*	Anadigics Inc.	13,570	29
	Richardson Electronics Ltd.	2,070	28
*	Travelzoo Inc.	1,257	28
*	AXT Inc.	5,397	27
*	Motricity Inc.	15,970	27
*	SciQuest Inc.	1,799	27
*	Computer Task Group Inc.	2,402	27
*	Microvision Inc.	37,625	26
*	Agilysys Inc.	3,485	25
	American Software Inc.
	Class A	3,427	25
*	ORBCOMM Inc.	9,578	24
*	support.com Inc.	12,151	24
*	LeCroy Corp.	2,957	23
*	Supertex Inc.	1,330	23
*	Identive Group Inc.	11,488	23
*	PDF Solutions Inc.	5,511	22
*	Callidus Software Inc.	4,657	21
*	PC Connection Inc.	2,609	21
*	DSP Group Inc.	3,432	20
*	Rosetta Stone Inc.	2,144	20
*	Online Resources Corp.	7,546	19
*	Smith Micro Software Inc.	11,842	18
*	PC-Tel Inc.	2,925	18
*	SunPower Corp. Class A	1,922	16
*	GSI Technology Inc.	3,146	15
*	Ultra Clean Holdings	3,592	15
*	NCI Inc. Class A	1,257	15
*	Mattson Technology Inc.	12,767	15
*	Radisys Corp.	2,417	15

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	PLX Technology Inc.	4,618	14
*	FSI International Inc.	7,251	14
*	Intevac Inc.	1,910	13
*	SPSCommerce Inc.	813	13
*	Opnext Inc.	10,039	13
*	Deltek Inc.	2,070	12
*	QuickLogic Corp.	5,308	12
*	Tier Technologies Inc. Class B	3,310	12
*	Datalink Corp.	1,778	12
*	Digimarc Corp.	476	12
*	Inphi Corp.	1,331	12
*	X-Rite Inc.	2,965	11
	TheStreet Inc.	5,562	11
*	ePlusInc.	444	11
*	Energy Conversion
	Devices Inc.	16,713	9
*	MoSys Inc.	2,368	9
*	BigBand Networks Inc.	6,750	9
*	Network Engines Inc.	7,245	8
*	GSE Systems Inc.	4,637	8
	Bel Fuse Inc. Class B	506	8
*	Echo Global Logistics Inc.	591	8
*	Ramtron International Corp.	3,831	8
*	AuthenTec Inc.	2,292	7
*	ZhoneTechnologies Inc.	6,126	7
*	iGO Inc.	5,300	7
*	Trident Microsystems Inc.	12,564	7
*	Transact Technologies Inc.	794	7
	QAD Inc. Class A	594	6
*	Transwitch Corp.	2,596	6
*	Amtech Systems Inc.	739	6
*	Authentidate Holding Corp.	6,348	6
*	PRGX Global Inc.	1,153	5
*	Meru Networks Inc.	665	5
*	Ditech Networks Inc.	5,012	5
*	Viasystems Group Inc.	287	5
*	Ikanos Communications Inc.	5,723	5
*	Bsquare Corp.	1,063	5
*	Comverge Inc.	2,204	4
*	GTSICorp.	800	4
*	Presstek Inc.	5,445	4
*	StarTek Inc.	1,200	3
*	Network Equipment
	Technologies Inc.	1,619	3
*	LoJack Corp.	900	3
*	Hutchinson Technology Inc.	1,272	3
*	LRAD Corp.	1,300	2
	Crexendo Inc.	790	2
*	Looksmart Ltd.	800	1
*	Pervasive Software Inc.	166	1
*	Reis Inc.	74	1
	EvolvingSystems Inc.	55	—
*	Autobytel Inc.	400	—
*	Planar Systems Inc.	57	—
			947,364

			Market
			Value
		Shares	($000)
Materials (2.3%)
	EIdu Pont de
	Nemours & Co.	372,174	14,876
	Monsanto Co.	209,977	12,607
	Newmont Mining Corp.	193,442	12,168
	Freeport-McMoRan
	Copper & Gold Inc.	379,043	11,542
	Praxair Inc.	119,119	11,135
	Dow Chemical Co.	470,769	10,573
	Air Products &
	Chemicals Inc.	84,945	6,487
	Mosaic Co.	113,379	5,552
	Ecolab Inc.	92,748	4,534
	PPG Industries Inc.	62,313	4,403
	Alcoa Inc.	424,660	4,064
	Nucor Corp.	124,350	3,934
	International Paper Co.	169,125	3,932
	CF Industries Holdings Inc.	28,610	3,530
	Cliffs Natural Resources Inc.	58,137	2,975
	Sigma-Aldrich Corp.	47,772	2,952
	Sherwin-WilliamsCo.	35,846	2,664
	LyondellBasell Industries
	NV Class A	106,008	2,590
	FMCCorp.	29,313	2,027
	Ball Corp.	64,957	2,015
	Eastman Chemical Co.	29,123	1,996
	Celanese Corp. Class A	58,159	1,892
	Airgas Inc.	29,452	1,880
	International Flavors &
	Fragrances Inc.	32,385	1,821
*	Crown Holdings Inc.	58,605	1,794
	Nalco Holding Co.	48,720	1,704
	MeadWestvaco Corp.	66,950	1,644
	Allegheny Technologies Inc.	40,493	1,498
	Vulcan Materials Co.	51,051	1,407
	Walter Energy Inc.	22,430	1,346
	Albemarle Corp.	32,261	1,303
	Ashland Inc.	29,332	1,295
	Rock-Tenn Co. Class A	26,154	1,273
	Bemis Co. Inc.	43,172	1,265
	United States Steel Corp.	57,265	1,260
	Temple-Inland Inc.	40,145	1,259
	Royal Gold Inc.	19,501	1,249
*	Allied Nevada Gold Corp.	32,006	1,146
	Aptargroup Inc.	25,195	1,125
	Valspar Corp.	34,138	1,065
	Martin Marietta Materials Inc.	16,853	1,065
	Domtar Corp.	15,452	1,053
	Sealed Air Corp.	62,899	1,050
	Sonoco Products Co.	37,051	1,046
*	Owens-IllinoisInc.	64,710	978
	Reliance Steel &
	Aluminum Co.	27,657	941
*	WR Grace & Co.	27,257	908
	RPMInternational Inc.	48,398	905

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Packaging Corp. of America	38,245	891
*	Rockwood Holdings Inc.	24,722	833
	Scotts Miracle-Gro Co.
	Class A	17,097	763
	Steel Dynamics Inc.	76,841	762
	Compass Minerals
	International Inc.	11,354	758
	Carpenter Technology Corp.	16,227	728
*	Coeur d’Alene Mines Corp.	33,311	714
*	Molycorp Inc.	21,707	714
	Silgan Holdings Inc.	18,969	697
	Huntsman Corp.	71,434	691
	NewMarket Corp.	4,377	665
	CytecIndustries Inc.	17,474	614
	Cabot Corp.	24,600	610
*	Solutia Inc.	45,776	588
	Sensient Technologies Corp.	17,977	585
*	Hecla Mining Co.	107,542	576
*	AbitibiBowater Inc.	36,566	548
	Olin Corp.	29,796	537
	Titanium Metals Corp.	35,349	530
*	Intrepid Potash Inc.	19,793	492
	Arch Chemicals Inc.	9,648	453
	Commercial Metals Co.	43,676	415
	Schweitzer-Mauduit
	International Inc.	7,062	395
	Balchem Corp.	10,512	392
	Greif Inc. Class A	8,797	377
	Buckeye Technologies Inc.	15,081	364
	PolyOne Corp.	33,021	354
*	ChemturaCorp.	35,158	353
	Globe Specialty Metals Inc.	24,192	351
	HBFuller Co.	18,551	338
	Schnitzer Steel Industries Inc.	9,099	335
	Minerals Technologies Inc.	6,763	333
*	Stillwater Mining Co.	38,934	331
*	Calgon Carbon Corp.	21,494	313
	Worthington Industries Inc.	21,952	307
*	OMGroup Inc.	11,084	288
	AK Steel Holding Corp.	43,885	287
	Innophos Holdings Inc.	6,833	272
*	Clearwater Paper Corp.	7,726	263
	Eagle Materials Inc.	15,333	255
*	Louisiana-Pacific Corp.	47,947	245
	Westlake Chemical Corp.	7,054	242
	PH Glatfelter Co.	17,891	236
*	RTIInternational Metals Inc.	9,974	233
	Texas Industries Inc.	7,171	228
*	US Gold Corp.	52,434	210
	Kaiser Aluminum Corp.	4,684	207
	AMCOLInternational Corp.	8,576	206
*	Ferro Corp.	32,296	199
*	Georgia Gulf Corp.	14,273	197
*	Innospec Inc.	8,058	195
	Boise Inc.	37,176	192

			Market
			Value
		Shares	($000)
	A Schulman Inc.	11,230	191
*	Century Aluminum Co.	21,291	190
*	Kraton Performance
	Polymers Inc.	11,727	190
*	KapStone Paper and
	Packaging Corp.	13,193	183
	Haynes International Inc.	4,062	176
	Gold Resource Corp.	9,763	163
	Koppers Holdings Inc.	6,182	158
	Stepan Co.	2,309	155
*	Materion Corp.	6,727	153
*	Horsehead Holding Corp.	19,929	148
	Zep Inc.	8,765	132
	Deltic Timber Corp.	2,165	129
*	Paramount Gold and
	Silver Corp.	52,766	125
*	LSB Industries Inc.	4,178	120
	Wausau Paper Corp.	17,688	113
*	Graphic Packaging
	Holding Co.	31,392	108
*	STRHoldings Inc.	12,998	105
	Kronos Worldwide Inc.	6,253	101
	Neenah Paper Inc.	6,546	93
	Quaker Chemical Corp.	3,105	80
*	Golden Minerals Co.	10,477	78
	Myers Industries Inc.	6,902	70
*	Noranda Aluminum
	Holding Corp.	8,335	70
*	AMCastle & Co.	6,019	66
*	Flotek Industries Inc.	12,899	60
*	TPC Group Inc.	2,946	59
	Hawkins Inc.	1,848	59
*	Zoltek Cos. Inc.	9,054	58
	Olympic Steel Inc.	3,396	58
	American Vanguard Corp.	4,624	52
*	General Moly Inc.	17,530	51
*	Landec Corp.	9,315	50
*	Mercer International Inc.	7,009	48
*	Omnova Solutions Inc.	11,966	43
*	Spartech Corp.	13,385	43
*	Vista Gold Corp.	10,646	36
*	Headwaters Inc.	21,439	31
*	Universal Stainless & Alloy	1,183	30
*	Senomyx Inc.	5,240	18
*	Metals USA Holdings Corp.	1,109	10
*	US Energy Corp. Wyoming	2,957	7
	ChaseCorp.	486	5
*	Nanophase
	Technologies Corp.	1,682	1
*	Ampal American Israel
	Class A	2,707	1
*	Penford Corp.	98	1
*	Verso Paper Corp.	200	—
			188,208

Asset Allocation Fund

			Market
			Value
		Shares	($000)
Telecommunication Services (1.8%)
	AT&TInc.	2,320,731	66,187
	Verizon
	Communications Inc.	1,110,971	40,884
*	American Tower Corp.
	Class A	161,398	8,683
	CenturyLink Inc.	246,418	8,161
*	Crown Castle
	International Corp.	107,719	4,381
*	Sprint Nextel Corp.	1,207,078	3,669
	Frontier
	Communications Corp.	403,400	2,465
	Windstream Corp.	203,057	2,368
*	NII Holdings Inc.	63,735	1,718
*	SBACommunications
	Corp. Class A	42,533	1,466
*	Level 3
	Communications Inc.	646,933	964
*	MetroPCS
	Communications Inc.	101,880	887
*	twtelecom inc Class A	53,372	882
	AboveNet Inc.	8,124	435
	Telephone & Data
	Systems Inc.	13,280	282
	Telephone & Data
	Systems Inc.
	(Special Common Shares)	13,159	260
*	PAETEC Holding Corp.	48,589	257
*	Cincinnati Bell Inc.	81,275	251
*	Global Crossing Ltd.	9,894	237
	NTELOS Holdings Corp.	12,443	221
*	United States Cellular Corp.	5,285	210
*	Cogent Communications
	Group Inc.	12,710	171
	Atlantic Tele-Network Inc.	4,868	160
*	Leap Wireless
	International Inc.	21,383	148
	Consolidated
	Communications
	Holdings Inc.	7,789	141
*	Vonage Holdings Corp.	48,945	127
*	8x8 Inc.	29,682	121
*	General Communication
	Inc. Class A	14,524	119
	IDT Corp. Class B	5,815	119
*	Premiere Global
	Services Inc.	17,312	111
*	Clearwire Corp. Class A	47,533	111
	Alaska Communications
	Systems Group Inc.	13,951	91
	USA Mobility Inc.	6,358	84
*	Neutral Tandem Inc.	7,202	70
*	Iridium Communications Inc.	8,576	53

			Market
			Value
		Shares	($000)
	Shenandoah
	Telecommunications Co.	4,118	46
*	Cbeyond Inc.	5,243	37
	HickoryTech Corp.	3,815	37
	SureWest Communications	3,268	34
*	Globalstar Inc.	81,314	33
*	Towerstream Corp.	3,401	9
*	FiberTower Corp.	6,804	6
			146,696
Utilities (2.5%)
	Southern Co.	334,814	14,186
	Dominion Resources Inc.	235,194	11,941
	ExelonCorp.	265,214	11,301
	Duke Energy Corp.	533,919	10,673
	NextEra Energy Inc.	159,033	8,591
	FirstEnergy Corp.	168,619	7,573
	American Electric
	Power Co. Inc.	193,425	7,354
	Consolidated Edison Inc.	117,099	6,677
	Public Service
	Enterprise Group Inc.	199,414	6,655
	PG&E Corp.	157,200	6,651
	PPL Corp.	225,324	6,431
	Progress Energy Inc.	115,306	5,964
	Edison International	125,431	4,798
	Entergy Corp.	71,731	4,755
	Xcel Energy Inc.	190,184	4,696
	Sempra Energy	90,856	4,679
	DTEEnergy Co.	68,185	3,342
	CenterPoint Energy Inc.	164,534	3,228
	Constellation Energy
	Group Inc.	77,777	2,960
	Wisconsin Energy Corp.	92,846	2,905
	Ameren Corp.	96,999	2,888
	Oneok Inc.	40,212	2,656
*	AES Corp.	267,196	2,608
	NiSource Inc.	110,260	2,357
	Northeast Utilities	69,240	2,330
*	NRG Energy Inc.	96,421	2,045
	CMSEnergy Corp.	101,856	2,016
	American Water
	Works Co. Inc.	65,620	1,980
	SCANA Corp.	47,311	1,914
	Pinnacle West Capital Corp.	42,525	1,826
	OGE Energy Corp.	36,229	1,731
	NSTAR	38,408	1,721
	Pepco Holdings Inc.	88,924	1,683
*	Calpine Corp.	116,995	1,647
	Alliant Energy Corp.	41,042	1,588
	Integrys Energy Group Inc.	30,835	1,499
	ITC Holdings Corp.	19,075	1,477
	TECO Energy Inc.	80,904	1,386
	MDU Resources Group Inc.	70,045	1,344

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	DPLInc.	44,014	1,327
	National Fuel Gas Co.	26,493	1,290
	NV Energy Inc.	87,578	1,288
	AGL Resources Inc.	28,999	1,181
	Questar Corp.	66,014	1,169
	AquaAmerica Inc.	52,427	1,131
	Westar Energy Inc.	42,593	1,125
	UGI Corp.	41,645	1,094
	Atmos Energy Corp.	33,200	1,077
	Nicor Inc.	17,896	985
	Great Plains Energy Inc.	50,804	981
	Vectren Corp.	31,346	849
	Hawaiian Electric
	Industries Inc.	34,827	846
*	GenOn Energy Inc.	287,060	798
	Piedmont Natural
	Gas Co. Inc.	26,939	778
	Cleco Corp.	22,735	776
	WGL Holdings Inc.	19,046	744
	IDACORP Inc.	18,565	701
	Portland General Electric Co.	28,105	666
	New Jersey Resources Corp.	15,367	654
	UIL Holdings Corp.	18,831	620
	Southwest Gas Corp.	16,396	593
	South Jersey Industries Inc.	11,317	563
	AvistaCorp.	21,810	520
	PNM Resources Inc.	30,623	503
	Unisource Energy Corp.	13,870	501
	El Paso Electric Co.	14,432	463
	Allete Inc.	12,316	451
	Northwest Natural Gas Co.	9,869	435

			Market
			Value
		Shares	($000)
	Black Hills Corp.	14,023	430
	NorthWestern Corp.	13,442	429
	MGE Energy Inc.	8,794	358
	CH Energy Group Inc.	5,619	293
	Laclede Group Inc.	7,467	289
	California Water
	Service Group	15,101	267
	Empire District Electric Co.	11,969	232
	American States Water Co.	6,696	227
	Otter Tail Corp.	12,027	220
*	DynegyInc. Class A	39,922	165
	Central Vermont Public
	Service Corp.	3,275	115
	Ormat Technologies Inc.	6,737	108
	SJW Corp.	4,879	106
	Middlesex Water Co.	5,889	101
	ChesapeakeUtilities Corp.	2,347	94
	Consolidated Water Co. Ltd.	11,219	88
	York Water Co.	3,431	56
	Unitil Corp.	2,144	55
	Connecticut Water
	Service Inc.	1,976	49
*	Cadiz Inc.	4,201	33
	Pennichuck Corp.	370	10
	Artesian Resources
	Corp. Class A	370	7
			199,897
Total Common Stocks
(Cost $4,006,644)			4,933,145

Asset Allocation Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (20.7%)[1]
U.S. Government Securities (17.8%)
	United States Treasury Note/Bond	0.125%	9/30/13	486,050	484,835
	United States Treasury Note/Bond	0.250%	9/15/14	342,400	340,849
	United States Treasury Note/Bond	1.000%	9/30/16	345,300	346,108
	United States Treasury Note/Bond	2.125%	8/15/21	50,000	50,976
	United States Treasury Note/Bond	4.375%	5/15/41	90,300	117,037
	United States Treasury Note/Bond	3.750%	8/15/41	85,100	99,461
					1,439,266
Conventional Mortgage-Backed Securities (2.9%)
2,3,[4] Fannie Mae Pool		3.500%	10/1/26–10/1/41	20,150	20,940
2,3,[4] Fannie Mae Pool		4.000%	10/1/26–10/1/41	49,350	51,842
2,3,[4] Fannie Mae Pool		4.500%	6/1/18–10/1/41	35,956	38,154
[2,3]	Fannie Mae Pool	5.000%	11/1/33–6/1/35	2,670	2,887
2,3,[4] Fannie Mae Pool		5.500%	5/1/33–10/1/41	4,384	4,793
[2,3]	Fannie Mae Pool	6.000%	12/1/33–8/1/34	908	1,005
2,3,[4] Freddie Mac Gold Pool		3.500%	10/1/26	9,150	9,530
2,3,[4] Freddie Mac Gold Pool		4.000%	10/1/26–10/1/41	30,550	32,042
2,3,[4] Freddie Mac Gold Pool		4.500%	10/1/41	25,200	26,649
[2,3]	Freddie Mac Gold Pool	5.000%	4/1/35–10/1/35	748	807
[2,3]	Freddie Mac Gold Pool	5.500%	6/1/33	814	887
[2,3]	Freddie Mac Gold Pool	6.000%	1/1/36	287	316
3,[4]	Ginnie Mae I Pool	3.500%	11/1/41	1,325	1,378
3	Ginnie Mae I Pool	5.500%	1/15/34	305	339
3,[4]	Ginnie Mae II Pool	4.000%	10/1/41	11,250	12,027
3,[4]	Ginnie Mae II Pool	4.500%	10/1/41	25,725	27,879
3	Ginnie Mae II Pool	5.500%	11/20/34	801	891
					232,366
Total U.S. Government and Agency Obligations (Cost $1,671,029)					1,671,632

				Shares
Temporary Cash Investments (18.2%)[1]
Money Market Fund (11.6%)
5	Vanguard Market Liquidity Fund	.144%		939,828,762	939,829

				Face
				Amount
				($000)
U.S. Government and Agency Obligations (5.3%)
	United States Treasury Bill	0.006%	11/25/11	300,000	299,997
	United States Treasury Bill	0.005%	2/9/12	820	820
6	United States Treasury Bill	0.011%	3/8/12	14,625	14,622
6	United States Treasury Bill	0.016%	3/22/12	112,650	112,623
					428,062

Asset Allocation Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commercial Paper (1.3%)
Bank of Nova Scotia	0.180%	10/7/11	5,000	5,000
Bank of Nova Scotia	0.155%	11/1/11	22,500	22,497
JPMorgan Chase & Co.	0.050%	10/11/11	12,500	12,500
JPMorgan Chase & Co.	0.030%	10/17/11	1,350	1,350
Royal Bank of Canada	0.090%	10/3/11	16,000	16,000
Royal Bank of Scotland Group	0.280%	11/14/11	20,000	19,993
Toyota Motor Credit Corp.	0.110%	10/17/11	7,600	7,600
Toyota Motor Credit Corp.	0.202%	11/10/11	2,000	1,999
UBS Finance	0.140%	10/11/11	20,000	19,999
				106,938
Total Temporary Cash Investments (Cost $1,474,850)				1,474,829
Total Investments (100.0%) (Cost $7,152,523)				8,079,606
Other Assets and Liabilities (0.0%)
Other Assets				1,739,631
Liabilities				(1,741,693)
				(2,062)
Net Assets (100%)				8,077,544

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value				8,079,606
Receivables for Investment Securities Sold				1,715,950
Other Assets				23,681
Total Assets				9,819,237
Liabilities
Payables for Investment Securities Purchased				1,723,284
Other Liabilities				18,409
Total Liabilities				1,741,693
Net Assets				8,077,544

Asset Allocation Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	7,244,740
Undistributed Net Investment Income	14,380
Accumulated Net Realized Losses	(107,203)
Unrealized Appreciation (Depreciation)
Investment Securities	927,083
Futures Contracts	(1,456)
Net Assets	8,077,544

Investor Shares—Net Assets
Applicable to 296,699,809 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,676,942
Net Asset Value Per Share—Investor Shares	$22.50

Admiral Shares—Net Assets
Applicable to 27,719,891 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,400,602
Net Asset Value Per Share—Admiral Shares	$50.53

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity and bond markets through the use of futures contracts. After giving effect to futures investments, the fund’s effective positions in common stock, U.S. government and agency obligations, and temporary cash investments represent 61.8%, 32.0%, and 6.2%, respectively, of net assets.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2011.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Securities with a value of $127,245,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends	127,987
Interest[1]	18,761
Security Lending	442
Total Income	147,190
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,389
Performance Adjustment	(2,929)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,800
Management and Administrative—Admiral Shares	1,885
Marketing and Distribution—Investor Shares	1,523
Marketing and Distribution—Admiral Shares	264
Custodian Fees	94
Auditing Fees	28
Shareholders’ Reports—Investor Shares	44
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	19
Total Expenses	25,122
Net Investment Income	122,068
Realized Net Gain (Loss)
Investment Securities Sold	1,098,147
Futures Contracts	(10,410)
Realized Net Gain (Loss)	1,087,737
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,188,930)
Futures Contracts	(37,676)
Change in Unrealized Appreciation (Depreciation)	(1,226,606)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,801)
1 Interest income from an affiliated company of the fund was $3,973,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	122,068	166,406
Realized Net Gain (Loss)	1,087,737	429,645
Change in Unrealized Appreciation (Depreciation)	(1,226,606)	425,644
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,801)	1,021,695
Distributions
Net Investment Income
Investor Shares	(102,098)	(143,513)
Admiral Shares	(23,449)	(23,859)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(125,547)	(167,372)
Capital Share Transactions
Investor Shares	(1,465,470)	(347,450)
Admiral Shares	179,531	(155,522)
Net Increase (Decrease) from Capital Share Transactions	(1,285,939)	(502,972)
Total Increase (Decrease)	(1,428,287)	351,351
Net Assets
Beginning of Period	9,505,831	9,154,480
End of Period[1]	8,077,544	9,505,831
1 Net Assets—End of Period includes undistributed net investment income of $14,380,000 and $17,859,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$23.13	$21.11	$23.91	$30.92	$27.29
Investment Operations
Net Investment Income	.343	.394	.384	.594	.660
Net Realized and Unrealized Gain (Loss)
on Investments	(.626)	2.019	(2.752)	(6.945)	3.590
Total from Investment Operations	(.283)	2.413	(2.368)	(6.351)	4.250
Distributions
Dividends from Net Investment Income	(.347)	(.393)	(.432)	(.659)	(.620)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.347)	(.393)	(.432)	(.659)	(.620)
Net Asset Value, End of Period	$22.50	$23.13	$21.11	$23.91	$30.92

Total Return[1]	-1.35%	11.57%	-9.60%	-20.84%	15.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,677	$8,241	$7,849	$9,043	$11,833
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.27%	0.29%	0.31%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.78%	2.07%	2.11%	2.25%
Portfolio Turnover Rate	38%	34%	16%	5%	6%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.06%), (0.07%), 0.00%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$51.93	$47.39	$53.69	$69.43	$61.28
Investment Operations
Net Investment Income	.816	.924	.908	1.403	1.555
Net Realized and Unrealized Gain (Loss)
on Investments	(1.398)	4.549	(6.185)	(15.599)	8.054
Total from Investment Operations	(.582)	5.473	(5.277)	(14.196)	9.609
Distributions
Dividends from Net Investment Income	(.818)	(.933)	(1.023)	(1.544)	(1.459)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.818)	(.933)	(1.023)	(1.544)	(1.459)
Net Asset Value, End of Period	$50.53	$51.93	$47.39	$53.69	$69.43

Total Return	-1.25%	11.70%	-9.51%	-20.76%	15.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,401	$1,265	$1,305	$1,734	$2,310
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.19%	0.18%	0.20%	0.27%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.86%	2.18%	2.22%	2.35%
Portfolio Turnover Rate	38%	34%	16%	5%	6%
1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.06%), (0.07%), 0.00%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity.

The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Asset Allocation Fund

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provided investment advisory services to the fund until late September 2011 for a fee calculated at an annual percentage rate of average net assets. The basic fee was subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S.

Long Treasury Bond Index.

Beginning in late September 2011, the Vanguard Group provides investment advisory services to the fund on an at-cost basis. The fund paid no investment advisory fees to The Vanguard Group for the fiscal year ended September 30, 2011.

For the year ended September 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets, before a decrease of $2,929,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $1,415,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.57% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Asset Allocation Fund

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,933,145	—	—
U.S. Government and Agency Obligations	—	1,671,632	—
Temporary Cash Investments	939,829	535,000	—
Futures Contracts—Assets[1]	8,687	—	—
Futures Contracts—Liabilities[1]	(5,930)	—	—
Total	5,875,731	2,206,632	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2011, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Equity	Interest Rate
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	—	8,687	8,687
Other Liabilities	(1,535)	(4,395)	(5,930)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2011, were:

	Equity	Interest Rate
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	34,092	(44,502)	(10,410)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(46,939)	9,263	(37,676)

At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	December 2011	5,320	692,099	(676)
30-Year U.S. Treasury Bond	December 2011	1,557	222,067	2,626
S&P 500 Index	December 2011	193	54,330	(3,245)
E-mini S&P 500 Index	December 2011	48	2,702	(161)

Asset Allocation Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2011, the fund had $10,930,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $105,078,000 to offset future net capital gains through September 30, 2017.

At September 30, 2011, the cost of investment securities for tax purposes was $7,152,656,000. Net unrealized appreciation of investment securities for tax purposes was $926,950,000, consisting of unrealized gains of $1,405,092,000 on securities that had risen in value since their purchase and $478,142,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2011, the fund purchased $895,561,000 of investment securities and sold $3,463,059,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,681,241,000 and $10,218,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	638,862	26,975	578,391	26,562
Issued in Lieu of Cash Distributions	101,205	4,107	142,268	6,591
Redeemed	(2,205,537)	(90,665)	(1,068,109)	(48,762)
Net Increase (Decrease)—Investor Shares	(1,465,470)	(59,583)	(347,450)	(15,609)
Admiral Shares
Issued	373,306	6,873	92,789	1,878
Issued in Lieu of Cash Distributions	21,197	383	21,348	441
Redeemed	(214,972)	(3,895)	(269,659)	(5,498)
Net Increase (Decrease)—Admiral Shares	179,531	3,361	(155,522)	(3,179)

I. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

The board of trustees has approved an agreement and plan of reorganization to reorganize the fund into Vanguard Balanced Index Fund. The agreement requires approval by the fund’s shareholders and will be submitted for their consideration at a meeting to be held on January 26, 2012. If share-holders approve the agreement, and if certain conditions required by the agreement are satisfied,

Asset Allocation Fund

the reorganization is expected to occur shortly thereafter. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

As described in Note B, the board of trustees has restructured the fund’s investment advisory team, with The Vanguard Group now providing investment advisory services to the fund. The fund’s investment objective and strategies changed significantly in conjunction with the change in advisor. The fund’s new investment objective, primary investment strategies, and primary risks will be identical to those of the Balanced Index Fund. With approximately 60% of its assets, the Balanced Index Fund seeks to track the investment performance of the MSCI US Broad Market Index. With approximately 40% of its assets, the Balanced Index Fund seeks to track the investment performance of the Barclays Capital U.S. Aggregate Float Adjusted Index. The realignment of the Asset Allocation Fund’s investments according to the new strategy was completed in October 2011.

Four Vanguard LifeStrategy® Funds collectively owned a total of 210,946,000 of the fund’s outstanding Investor Shares at September 30, 2011, representing approximately 59% of the fund’s net assets. In November 2011, the LifeStrategy Funds will redeeem all of their shares of the fund.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Asset Allocation Fund:

In our opinion, the accompanying statement of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 11, 2011

Special 2011 tax information (unaudited) for Vanguard Asset Allocation Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $111,511,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Asset Allocation Fund Investor Shares
Periods Ended September 30, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-1.35%	-1.84%	2.96%
Returns After Taxes on Distributions	-1.59	-2.22	2.51
Returns After Taxes on Distributions and Sale of Fund Shares	-0.60	-1.62	2.40

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$880.73	$1.37
Admiral Shares	1,000.00	881.19	0.99
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.61	$1.47
Admiral Shares	1,000.00	1,024.02	1.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Notice to Shareholders

Vanguard Asset Allocation Fund Restructures Its Investment Advisory Arrangement
The board of trustees of Vanguard Asset Allocation Fund has announced the restructuring of the fund’s investment advisory arrangement by adding The Vanguard Group, Inc. (Vanguard), as investment advisor, through the Quantitative Equity Group and the Fixed Income Group, and removing Mellon Capital Management Corporation.

While the restructuring of the fund’s investment advisory arrangement will result in a decrease in the fund’s investment advisory fees, it is anticipated that the fund’s overall annual operating expenses, 0.27% for Investor Shares and 0.19% for Admiral Shares, will remain unchanged.1

Board Approval of the Investment Advisory Arrangement With Vanguard
The fund’s board of trustees has added Vanguard under the terms of the Fifth Amended and Restated Funds’ Service Agreement. The board’s decision to add Vanguard as advisor to the fund was based upon the board’s most recent evaluation of the nature, extent, and quality of services to be provided by Vanguard. The board also considered Vanguard’s investment performance by analyzing the performance of other funds and accounts managed by Vanguard. The board concluded that Vanguard’s other investment portfolios generally had strong investment returns and posted competitive results. The board considered the at-cost advisory expenses to be paid by the fund to Vanguard and the estimated expense ratio of the fund and compared them with the average advisory fee and expense ratio for funds in the fund’s peer group. The board noted that, after the addition of Vanguard, the fund’s advisory fees and expenses as well as the expense ratio were expected to remain significantly below the average advisory fee and expense ratio of the fund’s peers.

In addition, the board evaluated Vanguard’s business strength, organizational depth, and stability by observing such characteristics in Vanguard’s service to the other funds it manages. The board noted that Vanguard, through both its Quantitative Equity Group and Fixed Income Group, continues to meet expectations, as its equity and fixed income index funds have closely tracked their respective indexes over short- and long-term periods.

As advisor, Vanguard, through its Quantitative Equity and Fixed Income Groups, will transition the fund from a tactical asset allocation approach to a static 60% stock/40% bond portfolio that will seek to track two indexes that represent the broad U.S. equity and taxable bond markets.

1 It is anticipated that the fund will experience a sizable decrease in assets. Each of the Vanguard LifeStrategy Funds, a group of four funds of funds, has invested a percentage of its assets in the fund. In November 2011, as part of a strategy change for the group, the LifeStrategy Funds will redeem all of their shares of the Asset Allocation Fund. The reduction in the asset base will increase the fund’s expense ratio, but, this increase will be offset by a decrease in the fund’s investment advisory fees and other factors. As a result, the fund’s annual operating expenses are expected to remain unchanged.

Background Information on Vanguard
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, began operations in 1975 and serves as advisor to the fund through its Quantitative Equity Group and Fixed Income Group. As of September 30, 2011, Vanguard served as advisor for approximately $1.3 trillion in assets. The fund also receives corporate management, administrative, and distribution services on an at-cost basis from Vanguard.

The managers primarily responsible for the day-to-day management of the fund are:

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has managed the bond portion of the fund since 2011. Education: B.S., Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the stock portion of the fund since 2011. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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with the offering of shares of any Vanguard
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the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q780 112011

Annual Report | September 30, 2011

Vanguard U.S. Value Fund

> Vanguard U.S. Value Fund returned 0.89% for the fiscal year ended September 30, 2011.

> The fund surpassed the return of its benchmark, the Russell 3000 Value Index, and the average return of peer funds.

> Superior stock selection in the financial, consumer discretionary, and health care sectors helped the fund beat its comparative standards.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
Your Fund’s After-Tax Returns.	22
About Your Fund’s Expenses.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard U.S. Value Fund	0.89%
Russell 3000 Value Index	-2.22
Multi-Cap Value Funds Average	-4.03
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$9.28	$9.20	$0.175	$0.000

1

Chairman’s Letter

Dear Shareholder,

Despite notable volatility in the U.S. stock market, Vanguard U.S. Value Fund ended the fiscal year with a modest gain. For the 12 months ended September 30, the fund returned 0.89%, a result that was more than 3 percentage points ahead of that of its benchmark, the Russell 3000 Value Index, and almost 5 percentage points above the average return of multi-cap value funds.

The fund’s advisor, Vanguard Quantitative Equity Group, uses computer models designed to find companies with strong earnings growth potential and undervalued stocks. The advisor’s strong stock selection in the financial, consumer discretionary, and health care sectors helped the fund to outperform its comparative standards for the year.

If you own shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the head- lines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political

2

gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness sapped its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth.

Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

3

Better stock picks helped the fund beat the index
Vanguard U.S. Value Fund produced a double-digit gain in the first half of the fiscal year as many of the high-quality, reasonably valued stocks favored by quantitative models regained momentum in the market. By the end of the period, however, much of that gain had dissipated as global stocks of all qualities plummeted and fears of another U.S. recession resurfaced.

Still, the fund achieved its objective of producing benchmark-beating returns for the fiscal year. As I noted above, the advisor’s models selected stocks that performed better than the index within the financial, consumer discretionary, and health care sectors. Although the fund, like its index, suffered its biggest losses in financials, the advisor was successful in limiting its exposure to some of the worst victims of the treacherous banking environment. The financial sector as a whole has continued to struggle with bad mortgages and the lingering effects of the financial crisis. The fund’s holdings in investment banks, insurance companies, and consumer finance helped its performance relative to the index.

In the consumer discretionary sector, the fund benefited from owning stocks of high-end apparel makers and media companies. Despite meager growth in the U.S. economy and a lackluster job market, consumers have continued to spend on brand-name clothes and cable and satellite services.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
U.S. Value Fund	0.29%	1.28%

The fund expense ratio shown is from the prospectus dated May 13, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Value Funds.

4

Health care, considered a defensive sector because its companies provide essential services regardless of economic conditions, delivered the strongest return for the fiscal year. The fund’s holdings among managed health care providers and pharmaceutical companies boosted its return relative to the index. Since the passage of health care reform legislation last year, investors have been more confident in the financial standing of these types of companies.

Among the fund’s shortfalls relative to the index were its selections in the energy and industrial sectors. In energy, the fund’s larger exposure to certain oil and gas exploration companies as well as oil refiners hurt its performance; in industrials, investments in railroad and trucking companies and manufacturers of industrial machinery chipped away at the fund’s return.

The fund’s long-term record reflects a challenging decade
For the ten years ended September 30, Vanguard U.S. Value Fund earned an average annual return of 2.68%, trailing its index (+3.58) and its peer-group average (+2.88%).

The stock market has endured a lot of turbulence over the past ten years: the aftermath of the tech bubble, the financial crisis in 2008, and more recently, the U.S. and European debt dramas. The fund’s shortfall relative to its index and peers in

Total Returns
Ten Years Ended September 30, 2011

Average
Annual Return
U.S. Value Fund	2.68%
Russell 3000 Value Index	3.58
Multi-Cap Value Funds Average	2.88
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

part reflects the fact that during much of this period, the quantitative strategies used by its current and previous advisors was out of favor. For example, you may recall that as markets recovered from the crushing losses of 2008, it was often the stocks of marginal, financially troubled companies that enjoyed the biggest gains, boosted by investors’ renewed appetite for risk. The advisor’s approach, which tends to favor the stocks of high-quality, reasonably valued companies, was out of step, at times, with the prevailing mood. Indeed, it was only in the past fiscal year that the tide turned and the types of stocks favored by your fund’s advisor enjoyed a resurgence.

We remain confident in the disciplined, quantitative investment process employed by the advisor, and we believe this approach can produce benchmark-beating results over the long term.

Diversification is key in volatile markets
The steep decline in global stocks in the spring and summer continues to remind us of the markets’ unpredictable nature: Just when you think markets are doing well, they can take a turn for the worse.

Although the recent volatility has been unnerving, it has done nothing to shake our confidence in the long-term opportunity for growth offered by stocks. At the same time, it has shown once again that a broadly diversified portfolio that combines stock funds with less volatile bond and money market funds can limit some of the short-term damage inflicted by these occasional market swoons.

Maintaining a balanced portfolio is a prudent response to this never-ending, always unpredictable change in the markets. Vanguard U.S. Value Fund, with its broad diversification among value stocks, can play an important role in such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2011

6

Advisor’s Report

For the 12 months ended September 30, the U.S. Value Fund returned 0.89%, outpacing its benchmark’s return by about 3 percentage points.

What a contrast between the first half of the fiscal year and the second. When we reported to you last April, the fund had just gained more than 20% over six months. However, since then, and particularly over the last three months, there has been a sell-off of equities large and small, both in the United States and abroad. Driving the pullback and increasing the overall market volatility over this period were the continued worries about a stalling U.S. economy, a dismal employment picture, and an unresolved European sovereign-debt crisis.

In the face of so much uncertainty, many investors have reduced their equity exposure in favor of traditional “safe havens”—U.S. Treasuries, the U.S. dollar, and gold. Most economists have reduced their growth estimates for the next year or two, casting doubt on the near-term prospect for equities. Investors will be looking to U.S. and European leaders for fresh solutions to address debt problems, and will be watching third-quarter U.S. corporate earnings and company forecasts for guidance on the market’s direction in coming months.

Although overall portfolio performance is influenced by the macro factors described earlier, our approach to investing focuses on specific stock fundamentals. Because we believe there is no single indicator for identifying attractive stocks, our evaluation process employs multiple factors: valuation, growth, quality, management decisions, and market sentiment. In the 2011 fiscal year, our growth, management decisions, and valuation indicators were the most effective, while our quality and market sentiment models lagged.

Multi-cap value stocks, the focus of your investment in the U.S. Value Fund, trailed the broad market by about 2.5 percentage points. Within the multi-cap value arena, utility, consumer staples, and health care stocks performed best over the year; the financial and materials sectors were the laggards.

Our stock selection results outperformed the benchmark in seven of ten sectors. Those in which we excelled most were financials, consumer discretionary, and health care. In financials, avoiding or underweighting the sector’s worst-performing stocks, including Morgan Stanley and Goldman Sachs, and owning Prudential contributed the most to our relative returns. In the consumer category,

7

VF Corporation, Limited Brands, Rent-A-Center, and Viacom were the largest contributors to our relative returns. Humana and Biogen Idec led the health care selections.

Stock selection results were disappointing in the energy and industrial sectors: Hess and Marathon Petroleum, in energy, and the industrial manufacturer Dover did not perform as expected.

While we cannot predict how the broader political or economic events will affect the markets, we remain confident that the stock market will have worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan. We thank you for your investment and look forward to the coming year.

James P. Stetler, Principal
Vanguard Quantitative Equity Group
October 19, 2011

8

U.S. Value Fund

Fund Profile
As of September 30, 2011

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	188	1,998	3,717
Median Market Cap $20.6B		$26.6B	$28.7B
Price/Earnings Ratio	10.5x	11.9x	13.6x
Price/Book Ratio	1.5x	1.3x	1.9x
Return on Equity	14.2%	13.3%	19.1%
Earnings Growth Rate	2.5%	0.4%	7.3%
Dividend Yield	2.8%	2.8%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	60%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	2.38%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	8.1%	8.8%	12.2%
Consumer Staples	8.3	8.0	11.0
Energy	11.7	11.3	10.3
Financials	25.2	25.6	14.3
Health Care	13.4	12.6	11.7
Industrials	9.2	9.2	10.6
Information
Technology	8.3	9.0	19.4
Materials	2.9	2.7	4.0
Telecommunication
Services	5.1	4.7	2.8
Utilities	7.8	8.1	3.7

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.99	0.98
Beta	0.95	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Chevron Corp.	Integrated Oil &
	Gas	3.4%
AT&T Inc.	Integrated
	Telecommunication
	Services	3.2
General Electric Co.	Industrial
	Conglomerates	3.0
Procter & Gamble Co.	Household
	Products	2.6
JPMorgan Chase & Co.	Diversified Financial
	Services	2.4
Pfizer Inc.	Pharmaceuticals	2.1
Wells Fargo & Co.	Diversified Banks	2.1
ConocoPhillips	Integrated Oil &
	Gas	1.9
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	1.9
Johnson & Johnson	Pharmaceuticals	1.7
Top Ten		24.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 13, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratio was 0.29%.

9

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2001, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Value Fund	0.89%	-3.94%	2.68%	$13,033
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	14,709
Russell 3000 Value Index	-2.22	-3.50	3.58	14,220
Multi-Cap Value Funds Average	-4.03	-3.31	2.88	13,286

Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): September 30, 2001, Through September 30, 2011

See Financial Highlights for dividend and capital gains information.

10

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (8.1%)
	VF Corp.	27,300	3,317
	Macy’s Inc.	123,000	3,237
	CBS Corp. Class B	152,000	3,098
	Foot Locker Inc.	128,000	2,571
	Time Warner Cable Inc.	40,500	2,538
	Dillard’s Inc. Class A	55,400	2,409
*	TRW Automotive Holdings
	Corp.	71,368	2,336
*	DISH Network Corp.
	Class A	89,530	2,244
	Brinker International Inc.	104,600	2,188
	Chico’s FAS Inc.	186,200	2,128
	Walt Disney Co.	62,600	1,888
	News Corp. Class A	120,700	1,867
*	American Axle &
	Manufacturing Holdings Inc.	235,600	1,798
	Limited Brands Inc.	44,900	1,729
*	Domino’s Pizza Inc.	45,900	1,251
	Comcast Corp. Class A	56,389	1,179
*	Ford Motor Co.	67,900	657
	Movado Group Inc.	26,500	323
			36,758
Consumer Staples (8.2%)
	Procter & Gamble Co.	188,869	11,933
	Lorillard Inc.	34,000	3,764
	Philip Morris International
	Inc.	50,700	3,163
	Hormel Foods Corp.	99,000	2,675
	Coca-Cola Enterprises Inc.	102,500	2,550
	Walgreen Co.	72,100	2,371
	Kroger Co.	93,800	2,060
	Colgate-Palmolive Co.	22,900	2,031
	Wal-Mart Stores Inc.	29,700	1,541
	Kraft Foods Inc.	41,518	1,394
*	Constellation Brands Inc.
	Class A	67,200	1,210
	CVS Caremark Corp.	25,300	849

			Market
			Value
		Shares	($000)
	Whole Foods Market Inc.	11,462	749
*	Smithfield Foods Inc.	38,000	741
	B&G Foods Inc. Class A	25,000	417
			37,448
Energy (11.6%)
	Chevron Corp.	165,030	15,269
	ConocoPhillips	139,240	8,817
	Exxon Mobil Corp.	90,400	6,566
	Devon Energy Corp.	64,600	3,581
	Apache Corp.	41,500	3,330
	Occidental Petroleum Corp.	44,700	3,196
	Marathon Oil Corp.	137,737	2,972
	Valero Energy Corp.	148,440	2,639
	Marathon Petroleum Corp.	89,468	2,421
*	Tesoro Corp.	83,400	1,624
	Hess Corp.	27,900	1,464
	Chesapeake Energy Corp.	19,000	485
*	Stone Energy Corp.	21,400	347
	National Oilwell Varco Inc.	3,300	169
			52,880
Financials (25.2%)
	JPMorgan Chase & Co.	361,140	10,878
	Wells Fargo & Co.	387,423	9,345
*	Berkshire Hathaway Inc.
	Class B	91,100	6,472
	US Bancorp	248,400	5,847
	PNC Financial Services
	Group Inc.	87,900	4,236
	Chubb Corp.	66,000	3,959
	Citigroup Inc.	154,161	3,950
	ACE Ltd.	64,000	3,878
	American Express Co.	84,800	3,808
	Capital One Financial Corp.	93,100	3,690
	Discover Financial Services	138,200	3,170
*	Arch Capital Group Ltd.	91,000	2,973
	Unum Group	127,000	2,662
	M&T Bank Corp.	36,500	2,551
	Torchmark Corp.	72,600	2,531
	Ameriprise Financial Inc.	64,020	2,520

11

U.S. Value Fund

			Market
			Value
		Shares	($000)
*	NASDAQ OMX Group Inc.	105,700	2,446
	Bank of America Corp.	382,776	2,343
	Reinsurance Group of
	America Inc. Class A	50,100	2,302
	KeyCorp	369,200	2,189
	Progressive Corp.	116,800	2,074
	Allied World Assurance Co.
	Holdings AG	38,334	2,059
	American Financial Group
	Inc.	62,120	1,930
	Cash America International
	Inc.	34,600	1,770
	Vornado Realty Trust	23,459	1,751
*	American Capital Ltd.	208,400	1,421
	Goldman Sachs Group Inc.	14,717	1,391
	Kimco Realty Corp.	89,600	1,347
	Simon Property Group Inc.	11,900	1,309
	Commerce Bancshares Inc.	35,600	1,237
	Taubman Centers Inc.	24,300	1,223
	Sun Communities Inc.	31,900	1,123
	Public Storage	9,900	1,102
	Hospitality Properties Trust	51,300	1,089
	Rayonier Inc.	29,100	1,071
	Travelers Cos. Inc.	20,955	1,021
	Potlatch Corp.	30,200	952
	Lexington Realty Trust	144,100	942
	Camden Property Trust	16,800	928
	CBL & Associates
	Properties Inc.	78,200	888
*	Forest City Enterprises Inc.
	Class A	81,800	872
	Ashford Hospitality Trust Inc.	104,900	736
	Pennsylvania Real Estate
	Investment Trust	82,767	640
*	World Acceptance Corp.	10,300	576
	HCP Inc.	12,800	449
	Franklin Resources Inc.	4,250	406
	Annaly Capital Management
	Inc.	23,900	397
	Nelnet Inc. Class A	20,300	381
	Ventas Inc.	7,200	356
	NYSE Euronext	15,100	351
	RLI Corp.	5,500	350
*	CNO Financial Group Inc.	63,000	341
	Equity Residential	1,800	93
	WesBanco Inc.	3,621	63
			114,389
Health Care (13.4%)
	Pfizer Inc.	544,125	9,620
	Johnson & Johnson	121,650	7,750
	Bristol-Myers Squibb Co.	209,300	6,568
	UnitedHealth Group Inc.	133,900	6,175
	Merck & Co. Inc.	146,701	4,799
	Eli Lilly & Co.	115,400	4,266
	CIGNA Corp.	81,420	3,415

			Market
			Value
		Shares	($000)
	Humana Inc.	46,100	3,353
*	Forest Laboratories Inc.	98,900	3,045
*	Biogen Idec Inc.	28,200	2,627
	McKesson Corp.	34,400	2,501
*	Charles River Laboratories
	International Inc.	68,100	1,949
	Aetna Inc.	35,900	1,305
	Amgen Inc.	21,900	1,203
	Abbott Laboratories	17,900	915
	AmerisourceBergen Corp.
	Class A	23,900	891
*	Jazz Pharmaceuticals Inc.	5,400	224
*	Par Pharmaceutical Cos. Inc.	2,200	59
			60,665
Industrials (9.2%)
	General Electric Co.	892,740	13,605
	Northrop Grumman Corp.	62,700	3,270
	Norfolk Southern Corp.	49,000	2,990
	Eaton Corp.	74,600	2,648
*	Alaska Air Group Inc.	45,850	2,581
	Parker Hannifin Corp.	40,000	2,525
	CSX Corp.	121,900	2,276
	Dover Corp.	47,700	2,223
*	Hertz Global Holdings Inc.	156,600	1,394
	General Dynamics Corp.	20,000	1,138
	Timken Co.	33,400	1,096
	Deluxe Corp.	53,800	1,001
	Pitney Bowes Inc.	51,900	976
	Joy Global Inc.	13,500	842
	Cummins Inc.	10,100	825
*	AGCO Corp.	23,800	823
	Towers Watson & Co.
	Class A	8,800	526
	Waste Connections Inc.	11,300	382
	Union Pacific Corp.	3,400	278
*	Esterline Technologies Corp.	4,200	218
	L-3 Communications
	Holdings Inc.	2,300	142
			41,759
Information Technology (8.2%)
	Intel Corp.	261,700	5,582
	Motorola Solutions Inc.	85,342	3,576
	Cisco Systems Inc.	229,200	3,550
*	Dell Inc.	197,400	2,793
	Microsoft Corp.	104,700	2,606
*	Booz Allen Hamilton
	Holding Corp.	148,400	2,207
*	NCR Corp.	128,100	2,164
*	Vishay Intertechnology Inc.	196,700	1,644
*	LSI Corp.	316,100	1,637
	Hewlett-Packard Co.	70,500	1,583
*	Electronic Arts Inc.	72,000	1,472
	Jabil Circuit Inc.	80,000	1,423
*	Fairchild Semiconductor
	International Inc. Class A	99,900	1,079

12

U.S. Value Fund

			Market
			Value
		Shares	($000)
*	Take-Two Interactive
	Software Inc.	76,300	971
*	Western Digital Corp.	34,300	882
*	Freescale Semiconductor
	Holdings I Ltd.	70,600	779
*	Motorola Mobility Holdings
	Inc.	18,987	717
*	Advanced Micro Devices Inc.	126,900	645
*	Entegris Inc.	86,500	552
*	Novellus Systems Inc.	20,200	551
*	Teradata Corp.	9,600	514
	International Business
	Machines Corp.	2,000	350
			37,277
Materials (2.9%)
	International Paper Co.	115,200	2,678
	Eastman Chemical Co.	30,900	2,117
	PPG Industries Inc.	26,800	1,894
	CF Industries Holdings Inc.	15,300	1,888
	Buckeye Technologies Inc.	57,637	1,389
	Dow Chemical Co.	58,400	1,312
	Domtar Corp.	17,100	1,166
	Cabot Corp.	22,100	548
	EI du Pont de Nemours & Co.	7,000	280
			13,272
Telecommunication Services (5.1%)
	AT&T Inc.	516,310	14,725
	Verizon Communications Inc.	228,702	8,416
			23,141
Utilities (7.8%)
	American Electric Power
	Co. Inc.	101,200	3,848
	Entergy Corp.	52,000	3,447
	CMS Energy Corp.	155,000	3,067
	Northeast Utilities	90,500	3,045
	Pepco Holdings Inc.	157,500	2,980
	CenterPoint Energy Inc.	150,200	2,947
	Ameren Corp.	97,100	2,891
	TECO Energy Inc.	168,700	2,890
	Alliant Energy Corp.	64,500	2,495
	Southwest Gas Corp.	64,625	2,337
	Unisource Energy Corp.	64,022	2,310
	Cleco Corp.	43,900	1,499
	Portland General Electric Co.	39,200	929
	NorthWestern Corp.	17,700	565
	NV Energy Inc.	11,600	171
			35,421
Total Common Stocks
(Cost $478,325)			453,010

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
2	Vanguard Market Liquidity
Fund, 0.144%	2,082,635	2,083

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4]	Federal Home Loan Bank
Discount Notes,
0.040%, 11/25/11	100	100
[3,4]	Freddie Mac Discount Notes,
0.050%, 12/15/11	100	100
		200
Total Temporary Cash Investments
(Cost $2,283)		2,283
Total Investments (100.2%)
(Cost $480,608)		455,293
Other Assets and Liabilities (-0.2%)
Other Assets		1,247
Liabilities		(2,099)
		(852)
Net Assets (100%)
Applicable to 49,422,340 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		454,441
Net Asset Value Per Share		$9.20

13

U.S. Value Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	696,176
Undistributed Net Investment Income	4,926
Accumulated Net Realized Losses	(221,297)
Unrealized Appreciation (Depreciation)
Investment Securities	(25,315)
Futures Contracts	(49)
Net Assets	454,441

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends	11,740
Interest[1]	7
Security Lending	2
Total Income	11,749
Expenses
The Vanguard Group—Note B
Investment Advisory Services	476
Management and Administrative	866
Marketing and Distribution	104
Custodian Fees	19
Auditing Fees	27
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,514
Net Investment Income	10,235
Realized Net Gain (Loss)
Investment Securities Sold	40,584
Futures Contracts	420
Realized Net Gain (Loss)	41,004
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(44,578)
Futures Contracts	(95)
Change in Unrealized Appreciation (Depreciation)	(44,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,566
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,235	8,742
Realized Net Gain (Loss)	41,004	2,981
Change in Unrealized Appreciation (Depreciation)	(44,673)	23,016
Net Increase (Decrease) in Net Assets Resulting from Operations	6,566	34,739
Distributions
Net Investment Income	(8,890)	(10,069)
Realized Capital Gain	—	—
Total Distributions	(8,890)	(10,069)
Capital Share Transactions
Issued	81,524	56,699
Issued in Lieu of Cash Distributions	8,472	9,531
Redeemed	(119,438)	(124,790)
Net Increase (Decrease) from Capital Share Transactions	(29,442)	(58,560)
Total Increase (Decrease)	(31,766)	(33,890)
Net Assets
Beginning of Period	486,207	520,097
End of Period[1]	454,441	486,207
1 Net Assets—End of Period includes undistributed net investment income of $4,926,000 and $3,581,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.28	$8.84	$10.64	$15.41	$14.55
Investment Operations
Net Investment Income	. 207.165		. 200	. 270 [1]	.330
Net Realized and Unrealized Gain (Loss)
on Investments	(.112)	. 455	(1.702)	(3.180)	1.170
Total from Investment Operations	. 095	. 620	(1.502)	(2.910)	1.500
Distributions
Dividends from Net Investment Income	(.175)	(.180)	(. 298)	(. 350)	(. 230)
Distributions from Realized Capital Gains	—	—	—	(1.510)	(.410)
Total Distributions	(.175)	(.180)	(. 298)	(1.860)	(. 640)
Net Asset Value, End of Period	$9.20	$9.28	$8.84	$10.64	$15.41

Total Return[2]	0.89%	7.09%	-13.68%	-20.65%	10.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$454	$486	$520	$727	$1,406
Ratio of Total Expenses to
Average Net Assets[3]	0.29%	0.41%	0.52%	0.37%	0.33%
Ratio of Net Investment Income to
Average Net Assets	1.95%	1.74%	2.38%	2.18%	2.09%
Portfolio Turnover Rate	60%	73%	74%	86%	114%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.04%, 0.09%, (0.02%), and (0.09%).

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

U.S. Value Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $82,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	453,010	—	—
Temporary Cash Investments	2,083	200	—
Futures Contracts—Liabilities[1]	(35)	—	—
Total	455,058	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2011	18	1,013	(41)
S&P 500 Index	December 2011	1	282	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

19

U.S. Value Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2011, the fund had $6,906,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $221,800,000 to offset future net capital gains of $67,509,000 through September 30, 2017, and $154,291,000 through September 30, 2018.

At September 30, 2011, the cost of investment securities for tax purposes was $480,608,000. Net unrealized depreciation of investment securities for tax purposes was $25,315,000, consisting of unrealized gains of $32,507,000 on securities that had risen in value since their purchase and $57,822,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2011, the fund purchased $310,246,000 of investment securities and sold $332,702,000 of investment securities, other than temporary cash investments. Realized net gains for the year ended September 30, 2011, include $3,049,000 received from AXA Rosenberg Investment Management, a former investment advisor to the fund, as a result of a settlement with the Securities and Exchange Commission related to a coding error in its quantitative investment process. The settlement proceeds represent 0.58% of the fund’s average net assets for the year ended September 30, 2011.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	7,808	6,589
Issued in Lieu of Cash Distributions	853	1,064
Redeemed	(11,609)	(14,124)
Net Increase (Decrease) in Shares Outstanding	(2,948)	(6,471)

H. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 11, 2011

Special 2011 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $8,890,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	0.89%	-3.94%	2.68%
Returns After Taxes on Distributions	0.62	-4.84	1.92
Returns After Taxes on Distributions and Sale of Fund Shares	0.97	-3.39	2.20

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not thefund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return	$1,000.00	$838.65	$1.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.41	1.67

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112011

Annual Report | September 30, 2011

Vanguard Capital Value Fund

> Vanguard Capital Value Fund returned –10.00% for the fiscal year ended September 30, 2011, behind both the return of its benchmark index and the average result for its peer group.

> The broad U.S. stock market returned less than 1% for the 12 months after slumping through the spring and summer; growth stocks outperformed their value counterparts.

> Poor stock selection in the energy, financial, and consumer discretionary sectors hurt the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard Capital Value Fund	-10.00%
Russell 3000 Value Index	-2.22
Multi-Cap Value Funds Average	-4.03
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$9.62	$8.59	$0.085	$0.000

1

Chairman’s Letter

Dear Shareholder,

In a market that turned volatile as the fiscal year progressed, Vanguard Capital Value Fund returned –10.00% for the 12 months ended September 30, 2011. By comparison, the fund’s benchmark, the Russell 3000 Value Index, returned about –2%, and the average return of its multi-cap value funds peers was about –4%.

Value holdings fared worse than growth during the period as value-oriented sectors such as banks and brokerages continued to grapple with the legacy of the financial crisis. The fund’s disappointing performance reflected both this investing landscape and the advisor’s subpar stock choices, especially in the financial, energy, and consumer discretionary sectors.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fund’s fiscal year, based on the highest tax bracket, later in this report.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the

2

U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness sapped its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

3

Financial, energy holdings hindered fund’s performance
Wellington Management Company, LLP, the Capital Value Fund’s advisor, searches for stocks that have unrecognized value or have fallen out of favor with investors. It makes selections without considering whether the stocks are included in the benchmark, which can result in significant differences between the fund’s and the benchmark’s returns.

While this strategy produced strong performances in the previous two fiscal years, results turned negative over the most recent period. Investors cooled on value stocks in general and many of the fund’s holdings in particular. Of the ten industry sectors, seven recorded negative returns. Instances of outperformance were rare.

Financial stocks, by far the portfolio’s largest allocation, declined about 23% as the European debt crisis plagued diversified financial services companies and banks. Companies that serve the housing and mortgage industry still struggled under the weight of the mortgage-related problems that triggered the financial crisis and the uncertain regulatory environment that ensued.

The energy sector was another trouble spot. Poor stock selection was the culprit as the fund’s energy stocks retreated

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Capital Value Fund	0.44%	1.28%

The fund expense ratio shown is from the prospectus dated January 28, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratio was 0.58%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Value Funds.

4

nearly 18% compared with an increase of about 7% for the benchmark’s holdings. During the period, the advisor maintained a sizable commitment to coal producers, which were negatively affected by commodity prices and a downturn in the economic cycle.

Consumer discretionary stocks also floundered as fears of a double-dip recession threatened the economy. The potential for spending pullbacks haunted a variety of companies: automobiles, educational services, homebuilding, luxury goods, internet services, and travel. Again, the advisor’s stock choices were off the mark, particularly in educational services and travel.

Weakness was evident across the board. Subpar stock selection also hurt performance in information technology, telecommunication services, and materials. Bright spots were few and far between, although certain food companies boosted returns in consumer staples, a defensive sector that held up better than others during the downturn.

Fund has seen highs, lows during a turbulent decade
Vanguard Capital Value Fund endured a difficult fiscal year in a decade filled with stock market drama. The fund, which launched in late 2001, has at times reached higher and fallen harder than the broad market as a result of its opportunistic,

Total Returns
Inception Through September 30, 2011

Average
Annual Return
Capital Value Fund (Returns since inception: 12/17/2001)	1.89%
Russell 3000 Value Index	3.12
Multi-Cap Value Funds Average	2.12
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

aggressive approach. For the period since its inception, as shown in the table accompanying this report, the fund posted an annualized return of 1.89%. Over the same period, the average annual return of its benchmark index was 3.12% and that of its peer group was 2.12%.

While the fund’s recent performance is an obvious disappointment, please be aware that both its peaks and its valleys have the potential to be more severe than those of the broad market. In 2010, Wellington Management added a manager with a complementary investment style and expanded the fund’s holdings in the expectation that the resulting less-concentrated portfolio would increase diversification and decrease volatility. But the potential for a bumpy ride still exists.

We remain highly confident in the abilities of Wellington Management, which has managed the Capital Value Fund since its inception and also manages or co-manages several other Vanguard funds. Along with Wellington’s experience and talent, you also benefit from the fund’s low investment costs, which allow you to keep a larger proportion of returns.

Long-term view is essential when investing in stocks
Stocks recorded two strong years of returns before the recent setback. The shift was gradual at first, then more pronounced as the economy stumbled and stock prices fell steeply. Long-term investors recognize that such volatility is both unpredictable and an unavoidable characteristic of the financial markets. Short-term declines, a source of frustration and even pain, can fade as economic cycles run their course and markets recover.

At Vanguard, we counsel you to focus on the long term rather than the short term and to create a balanced portfolio based on your unique goals, time horizon, and appetite for risk. This means diversifying across stocks, bonds, and money market funds as well as within these asset classes. If your investment needs include a more aggressive value fund, the Capital Value Fund can play an important supporting role in a broadly diversified portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2011

6

Advisor’s Report

For the fiscal year ended September 30, the Capital Value Fund returned –10.00%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, llp. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 12, 2011.

Portfolio Manager:
Peter I. Higgins, CFA
Senior Vice President

Our investment approach is to identify stocks that possess considerable potential because of their compelling valuation characteristics, along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could have an impact on our investment thesis. We believe that in the short term, the markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

Concerns about Europe and European financials have dominated market sentiment in recent months. Investors have become extremely defensive and risk-averse. Images of the collapse of Lehman Brothers in 2008 and the financial crisis that ensued remain etched in investors’ minds. Many experts are calling for a repeat of the 2008 playbook, or worse. European governments have been slow to react to deteriorating credit market conditions, compounding these issues. We did not foresee the speed and magnitude of the market reaction, which has been particularly severe. Our forward-looking approach has often been challenged when the market seeks refuge in the safety of cash and noncyclical stocks. In fact, “safety” stocks have performed almost as well as they did in 2008. And stock correlations are at all-time highs, as the “risk-off” trade has taken center stage.

Our investment results suffered from poor stock selection in the financial, energy, and consumer discretionary sectors. Among the worst performers were Bank of America, Radian Group, Pandora A/S, and Alpha Natural Resources. Bank of America is a particularly cheap stock and we believe it does not need to raise more capital, but the market was increasingly concerned about its legacy exposures to mortgage litigation. We continue to own the shares and believe that the market concerns will dissipate. In the case of Radian, a mortgage insurer, the stock suffered from concerns

7

that its progress in showing continued credit gains would reverse amid a slowing economy and stagnant house prices. While we have reduced our holdings, we continue to own Radian because we believe that the market does not appreciate its earnings power in a more stable environment.

We purchased Pandora, a leading jewelry retailer and distributor, because it appeared extremely cheap and was poised to recover following a steep drop in the share price. We were subsequently disappointed by further deterioration in the business and removal of key management. We have since sold the shares. The stock of Alpha Natural, a leading thermal and metallurgical coal producer, has been hit particularly hard by the recent market turmoil. We continue to own the shares and expect a strong recovery as we believe the market underestimates the earnings power and capital flexibility that Alpha will demonstrate in the years ahead.

Our portfolio was not well-positioned for the turmoil that has rocked the equity markets of late. Historically, our investment style has been challenged whenever there is a sharp move away from assets perceived as riskier, and toward safety. Such was the case in 2008 and 2002. In both instances, however, we stuck to our discipline and results ultimately improved materially. While the economy is showing signs of slowing, we believe that these concerns are appropriately discounted in stock prices.

Among our largest sector weightings are information technology, energy, basic materials, and industrials. In information technology, we are attracted by the pristine balance sheets, cheap valuations, and faster growth prospects. We have owned stocks such as eBay for some time; its retail business continues to improve and its PayPal division is a hidden jewel that is dramatically undervalued by the market. We have recently added to our energy holdings as the stocks discount long-term energy prices far below our views. Chesapeake Energy is an important holding at the forefront of identifying new basins of oil and gas, enabling the company to secure strong future growth at very favorable prices.

We have also added to basic materials holdings following steep drops in their share prices. A new position is Molycorp, the dominant U.S. rare earth miner. The sector’s supply-demand dynamics are extremely favorable given China’s control of the markets and recognition of the products’ strategic importance. And in industrials, we continue to favor airlines because of their improved industry structure, stronger balance sheets, and rational pricing actions.

Our outlook for the market is more upbeat than it has been in some time. While risks and uncertainties remain, gauges of fear are at extreme levels. And companies are much healthier now than they were entering 2008. Balance sheets and liquidity

8

are much stronger. We are finding extraordinary value in this market. Many companies are priced at mid-single digit price/earnings ratios. We have added to our holdings of cyclical stocks, which offer the most compelling opportunities. And while there is certainly risk that earnings estimates will fall against this softer economic backdrop, we believe that those concerns are more than reflected in stock prices. We believe the investment opportunities are not too dissimilar to those of early 2009.

Portfolio Manager:
David W. Palmer, CFA
Senior Vice President

Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market, either on current earnings or on those we expect within a reasonable investment horizon. Our approach searches for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks that have unique drivers and are diversified across capitalization sizes and industries.

Following a strong start in the first half of the fiscal year, markets turned sharply negative in the second half as the prospects of a potential European banking crisis and a double-dip U.S. recession rattled investors. While consensus bottom-up estimates for S&P 500 earnings rose during the year and only started to fall slightly by September, the plunge in yields on 10-year U.S. Treasury bonds to below 2% was perhaps a better indicator of the prevailing view of future economic growth reflected in declining stock prices. Outperformance by pro-cyclical and commodity sectors at the half-year point was swamped by a desire for safety, capital preservation, and dividend yield by fiscal year-end, as utilities and consumer staples led and financials, materials, and industrials lagged the Dow Jones U.S. Total Stock Market Index.

Among the contributors to fund performance over the 12 months, fertilizer manufacturer CF Industries was a standout, as a tight corn market prodded farmers to plant more acreage and apply more nutrients in the quest for additional bushels. Technology components distributor Arrow Electronics benefited from a demand-driven shortage of key products in the market, which allowed the company to sell its inventory at relatively high margins and to exceed earnings estimates. Natural gas producer Cabot Oil & Gas posted excellent operating results from its Marcellus shale fields in Pennsylvania, beating production targets, and provided compelling early data from its Eagle Ford shale play in Texas. Weatherford International rallied thanks to strong demand for its diverse set of oil services and tools, particularly in several

9

booming onshore North American basins. All four holdings were eliminated from the portfolio by the end of the period.

Stock selection was strongest in the financials, industrials, and health care sectors and weakest in energy, consumer staples, and technology. Shares in Bank of America produced the largest drag on portfolio performance, as concern over the ultimate size of the bank’s liabilities for home foreclosure irregularities and Countrywide Financial mortgage defaults raised anxiety that further equity capital would be needed. We believe that a combination of disposals, ongoing earnings, and higher-risk asset liquidations should allow the company to reach its targets for risk-weighted capital without issuing equity. However, we acknowledge that in the current interest rate and capital markets environment, the sizable discount to tangible book value and normalized earnings metrics may continue until the capital question is decisively settled.

Crude oil tanker operator Frontline posted losses and cut its dividend as pricing came under pressure in an oversupplied market. Near-term business should remain difficult as tanker rates sit at—or even below—cash costs, but delivery of new supply into the market should lessen into 2012. Hong Kong-listed edible oils processor China Agri-Industries declined amid fears of a Chinese consumer slowdown and government price caps on retail vegetable oil prices. We believe the shares can rebound, as regulators have relaxed the price restrictions and demand should remain more resilient than for more discretionary items. All three stocks were still in the portfolio at the end of the period.

Until recently, investors were concerned by the rising value of commodities, particularly energy, grains, and cotton, and the negative effect that inflation would have on real consumer disposable income. While relatively weak employment and wage growth have kept a lid on incomes, economic contraction in parts of Europe and reduced growth rates in Asia are eroding some of these global inflationary pressures. We believe a bright spot over the next few quarters could be that decelerating inflation will reinvigorate U.S. consumers, and we have found several holdings at attractive entry points to boost the portfolio’s weighting in retail and transportation. We also added new positions in banks and diversified financials as those stocks were sold off aggressively amid regulatory and interest rate worries, placing a priority on banks with the excess capital flexibility to meet standards and provide for future returns through buybacks, dividends, or balance sheet growth. As always, the portfolio is constructed to target attractive, uncorrelated investments with discounted valuation, the potential for improved investor sentiment, and strong upside potential.

10

Capital Value Fund

Fund Profile
As of September 30, 2011

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	143	1,998	3,717
Median Market Cap	$7.4B	$26.6B	$28.7B
Price/Earnings Ratio	14.8x	11.9x	13.6x
Price/Book Ratio	1.3x	1.3x	1.9x
Return on Equity	12.0%	13.3%	19.1%
Earnings Growth Rate	2.5%	0.4%	7.3%
Dividend Yield	1.6%	2.8%	2.2%
Foreign Holdings	16.1%	0.0%	0.0%
Turnover Rate	149%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.44%	—	—
30-Day SEC Yield	0.96%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	12.6%	8.8%	12.2%
Consumer Staples	4.5	8.0	11.0
Energy	14.0	11.3	10.3
Financials	23.5	25.6	14.3
Health Care	9.8	12.6	11.7
Industrials	10.3	9.2	10.6
Information
Technology	17.3	9.0	19.4
Materials	5.9	2.7	4.0
Telecommunication
Services	0.4	4.7	2.8
Utilities	1.7	8.1	3.7

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.90	0.92
Beta	1.28	1.37
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	3.9%
Bank of America Corp.	Diversified Financial
	Services	2.7
Merck & Co Inc.	Pharmaceuticals	2.1
Chesapeake Energy	Oil & Gas
Corp.	Exploration &
	Production	2.0
JPMorgan Chase & Co.	Diversified Financial
	Services	2.0
eBay Inc.	Internet Software &
	Services	1.7
Alpha Natural Resources	Coal & Consumable
Inc.	Fuels	1.7
Buck Holdings LP Private	General
Placement	Merchandise Stores	1.6
BB&T Corp.	Regional Banks	1.6
Methanex Corp.	Commodity
	Chemicals	1.6
Top Ten		20.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratio was 0.58%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease.

11

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2001, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/17/2001)	Investment
Capital Value Fund	-10.00%	-2.11%	1.89%	$12,013
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	2.95	13,293
Russell 3000 Value Index	-2.22	-3.50	3.12	13,502
Multi-Cap Value Funds Average	-4.03	-3.31	2.12	12,284

Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

12

Capital Value Fund

Fiscal-Year Total Returns (%): December 17, 2001, Through September 30, 2011

13

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.0%)
Consumer Discretionary (12.3%)
*,1	Buck Holdings LP
	Private Placement	NA	10,044
	Brunswick Corp.	639,280	8,975
	Kohl’s Corp.	169,400	8,318
*	Dana Holding Corp.	662,120	6,952
	Lowe’s Cos. Inc.	310,900	6,013
*	Pulte Group Inc.	1,270,800	5,020
	Whirlpool Corp.	90,700	4,527
*	Netflix Inc.	29,300	3,316
*	Sirius XM Radio Inc.	2,096,470	3,166
	Comcast Corp. Class A	126,700	2,648
*,^	Coinstar Inc.	65,750	2,630
	DeVry Inc.	58,900	2,177
	Target Corp.	42,500	2,084
*	Apollo Group Inc. Class A	45,100	1,786
	MDC Holdings Inc.	99,900	1,692
*,1	Allstar Co-Invest LLC
	Private Placement	NA	1,647
*	GameStop Corp. Class A	51,670	1,194
*	Skechers U.S.A. Inc.
	Class A	83,300	1,169
*	Ford Motor Co.	119,790	1,158
	Thomas Cook Group plc	1,486,652	916
			75,432
Consumer Staples (4.5%)
	Molson Coors Brewing Co.
	Class B	195,700	7,752
	Archer-Daniels-Midland Co.	222,800	5,528
	Maple Leaf Foods Inc.	398,100	4,323
	Tyson Foods Inc. Class A	197,900	3,435
*	Green Mountain Coffee
	Roasters Inc.	36,010	3,347
	China Agri-Industries
	Holdings Ltd.	3,862,000	2,426
*	Smithfield Foods Inc.	31,100	606
			27,417

			Market
			Value
		Shares	($000)
Energy (13.8%)
	Chesapeake Energy Corp.	491,400	12,555
*	Alpha Natural
	Resources Inc.	578,399	10,232
*	Cobalt International
	Energy Inc.	911,940	7,031
	Gazprom OAO ADR	640,100	6,128
	Inpex Corp.	967	5,939
*	Southwestern Energy Co.	177,100	5,903
	Occidental Petroleum Corp.	81,600	5,834
	Pioneer Natural
	Resources Co.	61,780	4,063
*	Petroleum Geo-Services
	ASA	395,650	3,978
	Noble Corp.	131,700	3,865
	Statoil ASA ADR	167,500	3,610
	Consol Energy Inc.	79,500	2,698
	Canadian Natural
	Resources Ltd.	88,500	2,590
^	Bourbon SA	89,734	2,042
*	Lone Pine Resources Inc.	294,900	1,946
*	Venoco Inc.	211,620	1,864
	Apache Corp.	19,600	1,573
^	Frontline Ltd.	287,610	1,395
	Tsakos Energy
	Navigation Ltd.	236,000	1,317
	Anadarko Petroleum Corp.	3,480	219
			84,782
Financials (23.4%)
	Wells Fargo & Co.	996,280	24,030
	Bank of America Corp.	2,663,037	16,298
	JPMorgan Chase & Co.	398,960	12,017
	BB&T Corp.	464,800	9,914
	Unum Group	392,000	8,216
	Everest Re Group Ltd.	82,600	6,557
	Fifth Third Bancorp	542,100	5,475
	Reinsurance Group
	of America Inc. Class A	116,100	5,335
*	Genworth Financial Inc.
	Class A	904,560	5,192

14

Capital Value Fund

			Market
			Value
		Shares	($000)
	Principal Financial
	Group Inc.	217,300	4,926
*	UBS AG	403,880	4,620
	BlackRock Inc.	31,000	4,588
	Radian Group Inc.	1,813,010	3,971
	Goldman Sachs Group Inc.	37,100	3,508
	Platinum Underwriters
	Holdings Ltd.	104,200	3,204
	Swiss Re AG	63,083	2,959
*	ING Groep NV	409,450	2,888
	Ageas	1,618,286	2,787
*	NASDAQ OMX Group Inc.	111,300	2,576
	Ameriprise Financial Inc.	63,975	2,518
	Plum Creek Timber Co. Inc.	64,200	2,228
*	PHH Corp.	137,900	2,218
	Barclays plc	891,055	2,185
	ACE Ltd.	35,200	2,133
	StanCorp Financial
	Group Inc.	72,700	2,004
	BNP Paribas SA	19,150	755
			143,102
Health Care (9.7%)
	Merck & Co. Inc.	398,100	13,022
	Roche Holding AG	42,611	6,882
	Medtronic Inc.	204,600	6,801
	Amgen Inc.	120,600	6,627
	Universal Health
	Services Inc. Class B	143,700	4,886
*	Elan Corp. plc ADR	416,920	4,390
*,^	Novavax Inc.	2,402,550	3,868
	UCB SA	74,547	3,177
*	WuXi PharmaTech
	Cayman Inc. ADR	268,600	3,126
*,^	AVANIR
	Pharmaceuticals Inc.	894,000	2,557
	Almirall SA	346,959	2,439
	Covidien plc	36,200	1,596
	Teva Pharmaceutical
	Industries Ltd. ADR	6,500	242
			59,613
Industrials (10.2%)
*	United Continental
	Holdings Inc.	470,020	9,109
*	Delta Air Lines Inc.	1,212,225	9,092
*	United Rentals Inc.	445,620	7,504
*	Navistar International Corp.	183,880	5,906
	General Dynamics Corp.	72,400	4,119
*	Meritor Inc.	507,170	3,581
	United Parcel Service Inc.
	Class B	46,900	2,962
	L-3 Communications
	Holdings Inc.	46,900	2,906
	Knight Transportation Inc.	206,600	2,750
	Toll Holdings Ltd.	639,434	2,681

			Market
			Value
		Shares	($000)
	AirAsia Bhd.	2,793,060	2,618
	PACCAR Inc.	69,700	2,357
	Pentair Inc.	68,300	2,186
	Parker Hannifin Corp.	26,400	1,667
*	Moog Inc. Class A	45,795	1,494
*	Terex Corp.	133,300	1,368
			62,300
Information Technology (17.2%)
*	eBay Inc.	362,150	10,680
*	Juniper Networks Inc.	527,380	9,102
	Jabil Circuit Inc.	476,510	8,477
*	JDS Uniphase Corp.	802,720	8,003
	Western Union Co.	479,000	7,324
*	Booz Allen Hamilton
	Holding Corp.	313,767	4,666
*	Apple Inc.	11,250	4,288
*	NVIDIA Corp.	341,390	4,267
*	Flextronics
	International Ltd.	730,200	4,111
*	Alcatel-Lucent ADR	1,390,370	3,935
	Oracle Corp.	129,760	3,729
	Paychex Inc.	120,700	3,183
	Harris Corp.	88,700	3,031
	Microsoft Corp.	115,500	2,875
*	Finisar Corp.	161,180	2,827
	Cisco Systems Inc.	158,400	2,453
*	ON Semiconductor Corp.	337,200	2,418
*	Micron Technology Inc.	473,400	2,386
*	F5 Networks Inc.	32,190	2,287
	Corning Inc.	182,500	2,256
*	MicroStrategy Inc. Class A	19,476	2,222
*	RF Micro Devices Inc.	341,600	2,166
*	Acme Packet Inc.	50,450	2,149
*	Cree Inc.	73,050	1,898
*	Avnet Inc.	58,400	1,523
*	Sohu.com Inc.	31,000	1,494
*	Skyworks Solutions Inc.	80,900	1,451
			105,201
Materials (5.8%)
	Methanex Corp.	475,070	9,900
*	Louisiana-Pacific Corp.	963,960	4,916
	Freeport-McMoRan
	Copper & Gold Inc.	134,600	4,099
	CRH plc	235,783	3,667
*	Molycorp Inc.	104,200	3,425
	Cabot Corp.	111,200	2,755
	Mosaic Co.	44,100	2,160
	HeidelbergCement AG	54,419	1,977
	Xstrata plc	119,100	1,504
*	Owens-Illinois Inc.	85,500	1,293
			35,696
Telecommunication Services (0.4%)
*	Sprint Nextel Corp.	864,720	2,629
*	Clearwire Corp. Class A	22,930	53
			2,682

15

Capital Value Fund

		Market
		Value
	Shares	($000)
Utilities (1.7%)
Entergy Corp.	90,600	6,006
NV Energy Inc.	301,200	4,431
		10,437
Total Common Stocks
(Cost $736,938)		606,662
Temporary Cash Investments (2.1%)
Money Market Fund (0.7%)
[2,3] Vanguard Market
Liquidity Fund,
0.144%	4,108,000	4,108

	Face
	Amount
	($000)
Repurchase Agreements (1.4%)
Deutsche Bank
Securities, Inc. 0.05%,
10/3/11 (Dated 9/30/11,
Repurchase Value
$800,000, collateralized
by Federal National
Mortgage Assn.,
6.00%, 10/1/38)	800	800
Credit Suisse Securities
(USA) LLC 0.05%,
10/3/11 (Dated 9/30/11,
Repurchase Value
$7,900,000, collateralized
by U.S. Treasury Note/
Bond, 1.50%, 7/31/16)	7,900	7,900
		8,700
Total Temporary Cash Investments
(Cost $12,808)		12,808
Total Investments (101.1%)
(Cost $749,746)		619,470

Market
Value
Shares	($000)
Other Assets and Liabilities (-1.1%)
Other Assets	12,642
Liabilities[3]	(19,376)
(6,734)
Net Assets (100%)
Applicable to 71,318,676 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	612,736
Net Asset Value Per Share	$8.59

At September 30, 2011, net assets consisted of:
Amount
($000)

Paid-in Capital	734,644
Undistributed Net Investment Income	4,063
Accumulated Net Realized Gains	4,296
Unrealized Appreciation (Depreciation)
Investment Securities	(130,276)
Foreign Currencies	9
Net Assets	612,736

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,493,000.
1 Restricted securities represent 1.9% of net assets. Shares not applicable for these private placements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,108,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends[1]	11,801
Interest	13
Security Lending	679
Total Income	12,493
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,950
Performance Adjustment	976
The Vanguard Group—Note C
Management and Administrative	1,748
Marketing and Distribution	198
Custodian Fees	76
Auditing Fees	27
Shareholders’ Reports	17
Trustees’ Fees and Expenses	2
Total Expenses	4,994
Expenses Paid Indirectly	(33)
Net Expenses	4,961
Net Investment Income	7,532
Realized Net Gain (Loss)
Investment Securities Sold	77,050
Foreign Currencies	(84)
Realized Net Gain (Loss)	76,966
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(172,603)
Foreign Currencies	(5)
Change in Unrealized Appreciation (Depreciation)	(172,608)
Net Increase (Decrease) in Net Assets Resulting from Operations	(88,110)
1 Dividends are net of foreign withholding taxes of $469,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,532	5,056
Realized Net Gain (Loss)	76,966	130,874
Change in Unrealized Appreciation (Depreciation)	(172,608)	(55,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	(88,110)	80,596
Distributions
Net Investment Income	(5,877)	(2,911)
Realized Capital Gain	—	—
Total Distributions	(5,877)	(2,911)
Capital Share Transactions
Issued	434,140	158,740
Issued in Lieu of Cash Distributions	5,610	2,792
Redeemed	(426,141)	(288,623)
Net Increase (Decrease) from Capital Share Transactions	13,609	(127,091)
Total Increase (Decrease)	(80,378)	(49,406)
Net Assets
Beginning of Period	693,114	742,520
End of Period[1]	612,736	693,114
1 Net Assets—End of Period includes undistributed net investment income of $4,063,000 and $3,243,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.62	$8.60	$6.75	$13.52	$12.40
Investment Operations
Net Investment Income	.109	.066	.046	.090	.160
Net Realized and Unrealized Gain (Loss)
on Investments	(1.054)	.987	1.883	(5.304)	2.157
Total from Investment Operations	(.945)	1.053	1.929	(5.214)	2.317
Distributions
Dividends from Net Investment Income	(.085)	(.033)	(.079)	(.130)	(.130)
Distributions from Realized Capital Gains	—	—	—	(1.426)	(1.067)
Total Distributions	(.085)	(.033)	(.079)	(1.556)	(1.197)
Net Asset Value, End of Period	$8.59	$9.62	$8.60	$6.75	$13.52

Total Return[1]	-10.00%	12.26%	29.47%	-42.40%	19.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$613	$693	$743	$359	$670
Ratio of Total Expenses to
Average Net Assets[2]	0.58%	0.44%	0.45%	0.45%	0.53%
Ratio of Net Investment Income to
Average Net Assets	0.87%	0.65%	0.78%	0.88%	1.23%
Portfolio Turnover Rate	149%	211%	300%	186%	56%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.11%, (0.02%), (0.06%), (0.02%), and 0.06%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

20

Capital Value Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Index. For the year ended September 30, 2011, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before an increase of $976,000 (0.11%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $118,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2011, these arrangements reduced the fund’s expenses by $33,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). These inputs may include the fund’s cost basis for recently acquired investments, market values of relevant reference assets, and adjustments based on liquidity or estimated disposal costs.

21

Capital Value Fund

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	532,403	62,568	11,691
Temporary Cash Investments	4,108	8,700	—
Total	536,511	71,268	11,691

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended September 30, 2011. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2010	9,869
Purchases	1,647
Transfers out of Level 3	(2,450)
Change in Unrealized Appreciation (Depreciation)	2,625
Balance as of September 30, 2011	11,691

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2011, the fund realized net foreign currency losses of $84,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $751,000 from undistributed net investment income, and $12,154,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $50,925,000 to offset taxable capital gains realized during the year ended September 30, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2011, the fund had $5,621,000 of ordinary income and $9,393,000 of long-term capital gains available for distribution.

At September 30, 2011, the cost of investment securities for tax purposes was $754,814,000. Net unrealized depreciation of investment securities for tax purposes was $135,344,000, consisting of unrealized gains of $28,076,000 on securities that had risen in value since their purchase and $163,420,000 in unrealized losses on securities that had fallen in value since their purchase.

22

Capital Value Fund

G. During the year ended September 30, 2011, the fund purchased $1,280,591,000 of investment securities and sold $1,264,058,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	38,068	17,206
Issued in Lieu of Cash Distributions	520	299
Redeemed	(39,354)	(31,714)
Net Increase (Decrease) in Shares Outstanding	(766)	(14,209)

I. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 11, 2011

Special 2011 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $5,877,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2011

			Since
	One	Five	Inception
	Year	Years	(12/17/2001)
Returns Before Taxes	-10.00%	-2.11%	1.89%
Returns After Taxes on Distributions	-10.11	-2.97	1.30
Returns After Taxes on Distributions and Sale of Fund Shares	-6.31	-1.81	1.58

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return	$1,000.00	$716.43	$2.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.16	2.94

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.58%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2011: $82,000
Fiscal Year Ended September 30, 2010: $77,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2011: $3,978,540
Fiscal Year Ended September 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2011: $1,341,750
Fiscal Year Ended September 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2011: $373,830
Fiscal Year Ended September 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2011: $16,000
Fiscal Year Ended September 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2011: $389,830
Fiscal Year Ended September 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011, see file Number 33-23444, Incorporated by Reference.